                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No. _______________)

         Filed by the Registrant [X]
         Filed by a Party other than the Registrant [ ]
         Check the appropriate box:
         [ ]      Preliminary Proxy Statement
         [X]      Definitive Proxy Statement
         [ ]      Definitive Additional Materials
         [ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
         [ ]      Confidential, For Use of the Commission
                  Only (as permitted by Rule 14a-6(e)(2))

                            CELLEX BIOSCIENCES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
         [X]      No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
         (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
         (4)      Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
         (5)      Total fee paid:

--------------------------------------------------------------------------------
         [ ]      Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
         [ ]      Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:

--------------------------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

         (3)      Filing Party:

--------------------------------------------------------------------------------

         (4)      Date Filed:
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

                           CELLEX BIOSCIENCES, INC.
                               540 SYLVAN AVENUE
                      ENGLEWOOD CLIFFS, NEW JERSEY 07632

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 13, 2001
                          -------------------------
To the Shareholders of
CELLEX BIOSCIENCES, INC.

     Please be advised that the annual meeting of shareholders (the "Annual Meeting") of Cellex Biosciences, Inc., a Minnesota corporation (the "Company"), will be held on March 13, 2001, at 3:30 p.m., local time, at the Sawgrass Marriott Resort, 1000 PGA Tour Boulevard, Ponte Vedra, Florida 32082.

     The Annual Meeting will be held for the following purposes:

     1. To approve the merger (the "Merger") of the Company into Biovest International, Inc. ("Biovest International"), a Delaware corporation, which will result in:

         o changing the Company's state of incorporation from Minnesota to Delaware;

         o increasing its authorized shares of capital stock from 10,000,000 shares of common stock, no par value per share, to 50,000,000 shares of common stock, $.01 par value per share, and 10,000,000 shares of preferred stock, $.01 par value per share;

         o establishing and electing a classified board of directors such that less than all of the Directors of the Company are elected at each annual meeting of shareholders; and

         o adopting and approving Biovest International's 2001 Stock Option Plan under which the Company's Board of Directors may grant to employees, officers, directors, consultants and advisers incentive stock options and non-qualified stock options to purchase up to 7,000,000 shares of Common Stock.

     2. If the Merger is not approved by the required vote or is not consummated, the Company's Board of Directors proposes to increase its authorized capital stock to 50,000,000 shares of common stock, no par value per share, and 10,000,000 shares of preferred stock, $.01 par value per share, from its current aggregate of 10,000,000 shares of common stock, no par value per share.

     3. If the Merger is not approved by the required vote or is not consummated, the Board of Directors proposes to establish a classified board of directors such that less than all of the directors of the Company are elected at each annual meeting of shareholders.

     4. Regardless of whether Proposal 1 or Proposal 3 is approved by the shareholders, the Board of Directors proposes to elect three (3) directors to hold office until their successors are duly elected and qualified.

     5. If the Merger is not approved by the required vote or is not consummated, the Board of Directors proposes to approve the Company's 2000 Stock Option Plan under which the Board of Directors may grant to employees, officers, directors, consultants and advisers incentive stock options and non-qualified stock options to purchase up to 7,000,000 shares of Common Stock.

     6. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Pursuant to Minnesota law, each shareholder has the right to exercise dissenters' rights. An explanation of dissenters' rights is included in the accompanying Proxy Statement, together with a copy of Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act.

     The Board of Directors has fixed the close of business on January 17, 2001 as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof. Only shareholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.

     YOUR VOTE IS IMPORTANT! PLEASE PROMPTLY MARK, DATE, SIGN, AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. IF YOU ARE ABLE TO ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE YOUR PROXY IS VOTED.
                                        By Order of the Board of Directors,

                                        Othon Mourkakos

                                        Secretary
Date: February 28, 2001

                           CELLEX BIOSCIENCES, INC.
                               540 SYLVAN AVENUE
                      ENGLEWOOD CLIFFS, NEW JERSEY 07632


                             ---------------------
                                PROXY STATEMENT


                            ---------------------
     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Cellex Biosciences, Inc., a Minnesota corporation (the "Company"), of proxies to be voted at the annual meeting of the Company's shareholders ("Annual Meeting"), which will be held on March 13, 2001, at 3:30 p.m., local time, at the Sawgrass Marriott Resort, 1000 PGA Tour Boulevard, Ponte Vedra, Florida 32082 and any and all adjournments thereof.


     The solicitation will be by mail, and the cost of such solicitation, including the reimbursement of brokerage firms and others for their expenses in forwarding proxies and proxy statements to the beneficial owners of the Company's common stock, no par value per share (the "Common Stock"), will be borne by the Company.


     The shares of Common Stock represented by each duly executed proxy received by the Board of Directors before the Annual Meeting will be voted at the Annual Meeting as specified in the proxy. A shareholder may withhold authority to vote for all of the nominees by marking the appropriate box on the accompanying proxy card or may withhold authority to vote for an individual nominee by striking a line through such nominee's name in the appropriate space on the accompanying proxy card. UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN, EACH PROPERLY EXECUTED PROXY WILL BE VOTED (I) FOR THE MERGER OF THE COMPANY INTO BIOVEST INTERNATIONAL, INC. ("BIOVEST INTERNATIONAL"), A DELAWARE CORPORATION, WHICH WILL RESULT IN (A) CHANGING THE COMPANY'S NAME AND STATE OF INCORPORATION; (B) INCREASING THE COMPANY'S AUTHORIZED SHARES OF CAPITAL STOCK,
(C) ESTABLISHING A CLASSIFIED BOARD OF DIRECTORS, AND (D) ADOPTING THE BIOVEST INTERNATIONAL 2001 STOCK OPTION PLAN; (II) IF THE MERGER IS NOT APPROVED BY THE REQUIRED VOTE OR NOT CONSUMMATED, FOR APPROVAL OF THE INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S CAPITAL STOCK, (III) IF THE MERGER IS NOT APPROVED BY THE REQUIRED VOTE OR NOT CONSUMMATED, FOR APPROVAL OF THE ESTABLISHMENT OF A CLASSIFIED BOARD OF DIRECTORS, (IV) FOR THE DIRECTORS NAMED IN PROPOSAL 4 AND (V) IF THE MERGER IS NOT APPROVED BY THE REQUIRED VOTE OR NOT CONSUMMATED, FOR APPROVAL OF THE COMPANY'S 2000 STOCK OPTION PLAN. Shareholders who execute proxies nevertheless retain the right to revoke them at any time before they are voted by submitting new proxies bearing a later date, by submitting written revocations to the named proxies, or by attending the Annual Meeting and voting thereat.


     The principal executive offices of the Company are located at 540 Sylvan Avenue, Englewood Cliffs, New Jersey 07632. The telephone number of the Company is (201) 816-8900. This Proxy Statement, the accompanying form of proxy, and the 2000 Annual Report on Form 10-KSB, are first being sent to shareholders on or about March 1, 2001 (the "Mailing Date").

                       VOTING SECURITIES AND RECORD DATE


     The Board of Directors has designated January 17, 2001, as the record date (the "Record Date") for determining the shareholders entitled to notice of the Annual Meeting and to vote thereat. On the Record Date, the total number of shares of Common Stock of the Company outstanding and entitled to vote was 9,110,390. The holders of all outstanding shares of Common Stock are entitled to one vote for each share of Common Stock registered in their names on the books of the Company at the close of business on the Record Date. The presence in person or by proxy of a majority of the outstanding shares of the Common Stock entitled to vote at the Annual Meeting will be necessary to constitute a quorum.


     The Merger described in Proposal 1 requires approval by the affirmative vote of a majority of all of the outstanding shares of Common Stock of the Company.


     In addition, if a quorum is present, a majority vote of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote, is required for the approval of the following:


    o the increase in the Company's authorized shares of capital stock (if the Merger is not approved or is not consummated), as described in Proposal 2;


    o the establishment of a classified board of directors (if the Merger is not approved or is not consummated), as described in Proposal 3; and


    o the adoption of the Company's 2000 Stock Option Plan (if the Merger is not approved or is not consummated), as described in Proposal 4.


     If a quorum is not present at the Annual Meeting, a majority in interest of the shareholders entitled to vote at the Annual Meeting present in person or by proxy, shall have the power to adjourn such Annual Meeting from time to time, without notice other than announcement at the Annual Meeting until the requisite amount of shares of Common Stock entitled to vote are present.


     Generally, abstentions are considered shares of Common Stock present and entitled to vote, and therefore have the same legal effect as a vote AGAINST a matter presented at the Annual Meeting.


     Any shares of Common Stock held in street name for which the broker or nominee receives no instructions from the beneficial owner, and as to which such broker or nominee does not have discretionary authority, will be considered as shares of Common Stock not entitled to vote and, therefore, will not be considered in the tabulation of votes. Proxy ballots are received and tabulated by the Company's transfer agent, American Stock Transfer and Trust Company, and certified by the inspector of election.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth the number and percentage of shares of Common Stock owned as of January 17, 2001 by (i) each director of the Company,
(ii) all persons who, to the knowledge of the Company, are the beneficial owners of more than 5% of the outstanding shares of Common Stock, (iii) each of the executive officers, and (iv) all of the Company's directors and executive officers, as a group. Each person named in this table has sole investment power and sole voting power with respect to the shares of Common Stock set forth opposite such person's name, except as otherwise indicated.

                                                                  AGGREGATE NUMBER
                                                                      OF SHARES
                                                                    BENEFICIALLY        PERCENTAGE OF SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                               OWNED(2)          BENEFICIALLY OWNED(3)
------------------------------------------------------------- ------------------------ ----------------------
Dr. Christopher Kyriakides                                            5,083,353(4)(5)            52.9%

Biovest, L.L.C.                                                       4,463,354(4)               49.0

Othon Mourkakos                                                       5,083,353(4)(5)            52.9

David DeFouw, Ph.D.                                                     100,000(6)                1.1

Thomas F. Belleau                                                        10,000                     *

Bridge Partners III, LLC                                              1,200,000(7)               12.1
120 East 34th Street, Suite 140
New York, NY 10016

Warburton Group, LLC                                                    733,000                   8.0
777 Passaic Avenue, 4th Floor
Clifton, NJ 07012

All directors and executive officers as a group (4 persons)           5,693,353                  55.8

----------
*     Less than one percent.

(1) Unless otherwise indicated, the address of each person listed is 540 Sylvan Avenue, Englewood Cliffs, New Jersey 07632.

(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date of this filing upon the exercise of warrants and options and the conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants, and convertible securities held by such person (but not those held by any other person) and which are exercisable or convertible within 60 days from the date of this filing have been exercised or converted. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

(3) Calculated on the basis of 9,110,390 shares of Common Stock outstanding as of January 17, 2001.

(4) Dr. Christopher Kyriakides and Mr. Othon Mourkakos are the sole members of Biovest, L.L.C. Therefore, Dr. Kyriakides and Mr. Mourkakos may be deemed to be the beneficial owners of the 4,463,354 shares of Common Stock owned by Biovest, L.L.C.

(5) Includes 500,000 shares of Common Stock issuable upon the exercise of an option, at an exercise price of $1.50 per share. Does not include shares issuable upon the exercise of an option to purchase an additional 500,000 shares of Common Stock, at an exercise price of $1.50 per share.

(6) Includes 100,000 shares of Common Stock issuable upon the exercise of an option, at an exercise price of $1.50 per share. Does not include shares issuable upon the exercise of an option to purchase an additional 100,000 shares of Common Stock, at an exercise price of $1.50 per share.

(7) Includes 800,000 shares of Common Stock issuable upon exercise of a warrant, of which 550,000 shares of Common Stock are exercisable at a price of $1.25 per share and 250,000 shares of Common Stock are exercisable at a price of $2.00 per share. The warrant expires on January 5, 2006.

                                  PROPOSAL 1


                             MERGER OF THE COMPANY

     The Board of Directors unanimously approved and recommends for shareholder approval a proposal to merge the Company (the "Merger") into Biovest International, Inc., a Delaware corporation which is a newly created and wholly owned subsidiary of the Company ("Biovest International"), pursuant to the terms of an Agreement and Plan of Merger (the "Merger Agreement"), which is attached to this proxy statement as Appendix A. If approved by the shareholders, the Merger will allow the Company to change its state of incorporation from Minnesota to Delaware (the "Reincorporation") and, accordingly, take advantage of certain provisions of the corporate laws of Delaware.


GENERAL EFFECTS AND PURPOSES OF THE MERGER

     The effects of the Merger are described briefly in this paragraph and are summarized under the caption "Summary Effects of the Merger." Biovest International, which will be incorporated for the sole purpose of effecting the Merger, will not engage in any business prior to the Merger and will have no assets prior to the Merger. Approval of the Merger will result in (i) the Reincorporation, some of the effects of which are summarized under the caption "Change in the Company's State of Incorporation" (ii) an increase in the Company's authorized shares of capital stock from 10,000,000 shares of common stock to 50,000,000 shares of common stock and 10,000,000 shares of preferred stock, as is more fully explained below under the caption "Increase Shares of Authorized Capital," (iii) the establishment and election of a classified board of directors such that less than all of the Directors of the Company are elected at each annual meeting of shareholders, as is more fully explained below under the caption "Establish Classified Board of Directors," and (iv) the adoption and approval of a 2001 Stock Option Plan under which the Company's Board of Directors may grant to employees, officers, directors, consultants and advisers incentive stock options and non-qualified stock options to purchase up to 7,000,000 shares of Common Stock, as is more fully explained below under the caption "2001 Stock Option Plan."

     The Merger will not result in any change to the business, management, location of the principal executive offices or other facilities, assets or liabilities of the Company. However, by operation of law, the Company's business, management, location of principal offices and facilities, and its assets and liabilities will be transferred to Biovest International. In addition, by operation of law, the Company will cease to exist and the shareholders of the Company who vote for the Merger will become the shareholders of Biovest International. In management's judgment, no activities contemplated by the Company at present will be either favorably or unfavorably affected in any material respect by adoption of the Merger proposal. Shareholders should consider, however, that the corporation law of Delaware and the corporation law of Minnesota differ in several significant respects, including differences pertaining to the rights of shareholders, and should carefully review the discussion of some of these differences set forth below under the caption "Summary Effects of the Merger." Upon shareholder approval of the Merger and upon approval of appropriate articles or certificates of merger by the Secretaries of State of the States of Minnesota and Delaware, the Company will be merged with and into Biovest International pursuant to the Merger Agreement, resulting in a change in the Company's state of incorporation. The Company will then be subject to the Delaware General Corporation Law and the Certificate of Incorporation and Bylaws set forth in Appendices B and C, respectively. The Company anticipates that the Merger will become effective as soon as practicable following shareholder approval. However, the Merger Agreement provides that the Merger may be deferred or abandoned by the Board of Directors of the Company before the effective date of the Merger as specified in the Merger Agreement (the "Effective Time") either before or after shareholder approval. In addition, the Merger Agreement may be amended before the Effective Time, either before or after shareholder approval; however, the Merger Agreement may not be amended after shareholder approval if such amendment would, in the judgment of the Board of Directors, violate applicable law or have a material adverse effect on the rights of such shareholders.

     The purposes of the Merger are based on the Board of Directors' belief that the Reincorporation resulting from the Merger will provide flexibility for both the management and business of the Company. For many years Delaware has followed a policy of encouraging incorporation in Delaware and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to satisfy changing business needs. As a result, many major corporations initially have chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that proposed by the Company. Because of Delaware's significance as the state of incorporation for many major corporations, the Delaware judiciary has become particularly familiar with matters of corporate law, and a substantial body of court decisions has developed construing Delaware's corporation laws. Consequently, Delaware corporate law has been, and is likely to continue to be, interpreted and explained in a number of significant court decisions, a circumstance which will provide greater predictability with respect to the Company's legal affairs. In contrast, the Minnesota Business Corporation Act ("MBCA"), to which the Company is presently subject, was only recently enacted (becoming generally effective on July 1, 1981) and has not been the subject of a significant number of judicial decisions interpreting its provisions. For the foregoing reasons, the Board of Directors believes the interests of the Company's shareholders are better served by reincorporating in Delaware.


CONVERSION OF SHARES AND EXCHANGE OF CERTIFICATES

     At the Effective Time, each outstanding share of the Common Stock of the Company will be converted automatically into one share of common stock, $.01 par value, of Biovest International (other than shares as to which the holder thereof has properly exercised appraisal rights under Minnesota law). From and after the Effective Time, certificates representing shares of capital stock of Biovest International will be deemed to have been issued without regard to the date or dates on which certificates representing shares of capital stock are physically surrendered for exchange or certificates representing shares of capital stock of Biovest International are actually issued. Each certificate representing shares of capital stock outstanding immediately before the Effective Time will, from and after the Effective Time, be deemed for all corporate purposes (except as hereinafter described) to represent the same number of shares of capital stock of Biovest International. Each option to purchase shares of the Company's Common Stock granted by the Company under any warrant, stock option plan or similar plan of the Company outstanding immediately before the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option to purchase, upon the same terms and conditions, the same number of shares of Biovest International common stock. The exercise price per share under each of such options shall be equal to the exercise price per share thereunder immediately before the Effective Time. Under the terms of the Merger Agreement, any warrant, option or stock option plan of the Company will be assumed by and continue to be a warrant, option or plan of Biovest International. All stock options granted thereunder, outstanding immediately before the Effective Time, shall be deemed to provide for the purchase of Biovest International's capital stock. It will not be necessary for shareholders of the Company to exchange their existing stock certificates for stock certificates of Biovest International; outstanding certificates of the Company should not be destroyed or sent to the Company. Following the Merger, delivery of previously outstanding stock certificates of the Company will constitute "good delivery" in connection with sales through a broker, or otherwise, of shares of Biovest International. Accordingly, as a result of the Merger, the shareholders of the Company will become shareholders of Biovest International, and the Company will cease to exist.


SUMMARY EFFECTS OF THE MERGER

     The following summary of the Merger does not purport to be a complete description of the Merger and is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of Biovest International, and the Bylaws of Biovest International, copies of which are attached hereto as Appendix A, Appendix B and Appendix C, respectively.


     CHANGE IN THE COMPANY'S STATE OF INCORPORATION

     The Merger will result in the Company having a different state of incorporation. Accordingly, after the Effective Time, the Company's state of incorporation will change from Minnesota to Delaware. The rights and preferences of the holders of the Company's capital stock are governed by the MBCA. Upon the Reincorporation, these rights and preferences will be governed by the Delaware General Corporation

Law. Although Delaware and Minnesota corporation laws currently in effect are similar in many respects, certain differences will affect the rights of Biovest International's stockholders if the Merger is consummated. The following discussion summarizes certain differences considered by management to be significant and is qualified in its entirety by reference to the full text of the MBCA and Delaware General Corporation Law.


     SHAREHOLDERS' ACTION WITHOUT A MEETING

     Under Minnesota law, any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting by written consent signed by all of the shareholders entitled to vote on such action. This power cannot be restricted by a corporation's articles of incorporation. In contrast, Delaware law permits such an action to be taken if the written consent is signed by the holders of shares that would have been required to effect the action at a meeting of the stockholders. Generally, holders of a majority of outstanding shares could take action by written consent in lieu of a shareholder meeting. However, Delaware law also provides that a corporation's certificate of incorporation may restrict or prohibit stockholders' action without a meeting. Biovest International's Certificate does not contain any such restriction. Currently, one of the Company's shareholders, Biovest, L.L.C., owns approximately 49% of the Company's outstanding shares. Accordingly, if the Merger is approved by the Company's shareholders and becomes effective, Biovest, L.L.C., together with other shareholders, will be able to take actions without any meeting or without the consent of all other stockholders of the Company. Biovest, L.L.C., together with other shareholders, will be able to take any action that requires the approval of the holder of a majority of the Company's outstanding shares of Common Stock by a written resolution without the consent or approval of all other shareholders of the Company.


     TREASURY SHARES

     The MBCA does not allow treasury shares. Under the Delaware General Corporation Law the Company may hold treasury shares and such shares may be held, sold, loaned, pledged or exchanged by the Company. Such treasury shares, however, are not outstanding shares and therefore do not receive any dividends and do not have voting rights.

     ANTI-TAKEOVER LEGISLATION

     Both the MBCA and the Delaware General Corporation Law contain provisions intended to protect shareholders from individuals or companies attempting a takeover of a corporation in certain circumstances. The anti-takeover provisions of the MBCA and the Delaware General Corporation Law differ in a number of respects, and it is not practical to summarize here all such differences. However, the following is a summary of certain significant differences.

     The Company's articles of incorporation (the "Articles") and, except for the classified board provision, Biovest International's Certificate of Incorporation (the "Certificate") do not contain any anti-takeover provisions. The Minnesota control share acquisition statute establishes various disclosure and shareholder approval requirements that must be satisfied by individuals or companies attempting a takeover. Delaware has no comparable provision. The Minnesota statute applies to an "issuing public corporation." An "issuing public corporation" is a publicly-held corporation which is incorporated under or governed by the MBCA and has at least fifty shareholders. The Company is subject to the statute; Biovest International, because it is a Delaware corporation, will not be subject to the statute. The Minnesota statute requires disinterested shareholder approval for acquisitions of shares of an "issuing public corporation" which result in the "acquiring person" owning more than a designated percentage of the outstanding shares of such corporation. Accordingly, shareholders who acquire shares without shareholder approval and in excess of a designated percentage of outstanding shares lose their voting rights and are subject to certain redemption privileges of the corporation. Such shares regain their voting rights only if the acquiring person discloses certain information to the corporation and such voting rights are granted by the shareholders at a special or annual meeting of the shareholders. The Minnesota control share acquisition statute applies unless the "issuing public corporation" opts out of the statute in its articles of incorporation or bylaws. The Company has not opted out of such provisions.

     While there is no Delaware statute comparable to the Minnesota control share acquisition statute, both Minnesota and Delaware have business combination statutes that are intended primarily to deter highly leveraged takeover bids which propose to use the target's assets as collateral for the offeror's debt financing and to liquidate the target, in whole or in part, to satisfy financing obligations. Proponents of the business combination statute argue that such highly leveraged takeovers have a number of abusive effects when the target is broken up, such as adverse effects on the community and employees. Further, proponents argue that if the offeror can wholly finance its bid with the target's assets, that fact suggests that the price offered is not fair in relation to the value of the company, regardless of the current market price.

     The Minnesota business combination statute provides that an issuing public corporation (as described above with respect to the Minnesota control share acquisition statute) may not engage in certain business combinations with any person that acquires beneficial ownership of 10% or more of the voting stock of that corporation (i.e., an interested shareholder) for a period of four years following the date on which the person became a 10% shareholder (the share acquisition date) unless, before that share acquisition date, a committee of the corporation's disinterested directors approve either the business combination or the acquisition of shares. Only specifically defined types of "business combinations" are prohibited by the Minnesota statute. In general, the definition includes: any merger or exchange of securities of the corporation with the interested shareholder; certain sales, transfers, or other disposition of assets of the corporation to an interested shareholder; transfers by the corporation to interested shareholders of shares that have a market value of 5% or more of the value of all outstanding shares, except for a pro rata transfer made to all shareholders; any liquidation or dissolution of, or reincorporation in another jurisdiction of, the corporation which is proposed by the interested shareholder; certain transactions proposed by the interested shareholder or any affiliate or associate of the interested shareholder that would result in an increase in the proportion of shares entitled to vote owned by the interested shareholder, and transactions whereby the interested shareholder receives the benefit of loans, advantages, guarantees, pledges, or other financial assistance or tax advances or credits from the corporation. For purposes of selecting a disinterested committee, a director or person is "disinterested" if the director or person is neither an officer nor an employee of the issuing public corporation or a related corporation, nor has been an officer or employee within five years preceding the formation of the committee of the issuing public corporation or a related corporation. The disinterested committee must consider and act on any written, good faith proposal to acquire shares or engage in a business combination. The disinterested committee must consider and take action on the proposal and within 30 days render a decision in writing regarding the proposal.

     In contrast to the Minnesota provisions, the Delaware statute provides that if a person acquires 15% or more of the voting stock of a Delaware corporation, the person is designated an interested stockholder and the corporation may not engage in certain business combinations with such person for a period of three years. However, an otherwise prohibited business combination may be permitted if one of three conditions is satisfied. First, if before the date the person became an interested stockholder, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, then the business combination is permitted. Second, a business combination is permitted if the tender offer or other transaction pursuant to which the person acquires 15% stock ownership is attractive enough such that the interested stockholder is able to acquire ownership in the same transaction of at least 85% of the outstanding voting stock (excluding for purposes of determining the number of shares outstanding those shares owned by directors who are also officers and those shares owned by certain employee stock ownership plans). Finally, the business combination is permissible if approved by the board of directors and authorized at an annual or special meeting of stockholders (action by written consent is not permitted) by the affirmative vote of two-thirds of the outstanding voting shares held by disinterested stockholders. As in Minnesota, only certain Delaware corporations are subject to the business combination provisions of Delaware corporation law. A corporation is subject to the statute if it is incorporated under the laws of Delaware and has a class of voting stock that is listed on a national securities exchange, quoted on an inter-dealer quotation system of a registered national securities association, or held of record by more than 2,000 shareholders.

     The "business combinations" prohibited under Delaware law include any of the following: any merger or consolidation with the interested stockholder; any sale, transfer or other disposition of assets to the interested stockholder if the assets have a market value equal to or greater than 10% of the aggregate market value of all of the corporation's assets; any transfer of stock of the corporation to the interested stockholder, except for transfers in a conversion or exchange or a pro rata distribution; and any receipt by the interested stockholder of any loans, advances, guarantees, pledges, and other financial benefits, except in connection with a pro rata transfer. The Delaware statute does not apply to any business combination in which the corporation, with the support of a majority of those directors who were serving as directors before any person became an interested stockholder, proposes a merger, sale, lease, exchange or other disposition of at least 50% of its assets, or supports (or does not oppose) a tender offer for at least 50% of its voting stock. In such a case, all interested stockholders are released from the three year prohibition and may compete with the corporation-sponsored transaction.


     Minnesota law is somewhat more restrictive than Delaware law with respect to a prospective takeover attempt. In Minnesota, an interested shareholder is one who owns 10% of the outstanding shares while in Delaware 15% is the share ownership threshold. An interested shareholder must wait four years in Minnesota to engage in prohibited business combinations, compared to a three-year waiting period in Delaware. Minnesota also has a potentially broader definition of a business combination which arguably encompasses a larger variety of transactions. Another difference between the two business combination statutes is the method by which prohibited transactions become permissible. In Delaware, an otherwise prohibited business combination may be permitted by board approval, by stockholder approval, or by an acquisition of 85% of the outstanding shares of voting stock. In Minnesota, a prohibited transaction is permitted only by advance board committee approval. In addition, the Delaware statute provides that if the corporation proposes a merger or sale of assets, or does not oppose a tender offer, all interested stockholders are released from the three year prohibition and in certain circumstances may compete with such proposed transaction. The Minnesota statute does not have a comparable provision. Both the Minnesota and Delaware provisions permit a corporation to "opt out" of the business combination statute by electing to do so in its articles or certificate of incorporation within a specified time period. Neither the Bylaws nor the Amended and Restated Articles of Incorporation of the Company contain such an "opt out" provision. Similarly, neither the Certificate nor the Bylaws of Biovest International contain such an "opt out" provision.


     The MBCA includes three other provisions relating to takeovers that are not included in the Delaware General Corporation Law. These provisions address a corporation's use of golden parachutes, greenmail and the standard of conduct of the Board of Directors in connection with the consideration of takeover proposals. The MBCA contains a provision which prohibits a publicly-held corporation from entering into or amending agreements (commonly referred to as golden parachutes) that increase current or future compensation of any officer or director during any tender offer or request or invitation for tenders. The MBCA also contains a provision which limits the ability of a corporation to pay greenmail. Thus, the statute provides that a publicly-held corporation is prohibited from purchasing or agreeing to purchase any shares from a person who beneficially owns more than 5% of the voting power of the corporation if the shares had been beneficially owned by that person for less than two years, and if the purchase price would exceed the market value of those shares. However, such a purchase will not violate the statute if the purchase is approved at a meeting of the shareholders by a majority of the voting power of all shares entitled to vote or if the corporation's offer is of at least equal value per share and made to all holders of shares of the class or series and to all holders of any class or series into which the securities may be converted. In considering the best interests of the corporation with respect to a proposed acquisition of an interest in the corporation, the MBCA authorizes the board of directors to consider the interest of the corporation's employees, customers, suppliers and creditors, the economy of the state and nation, community and social considerations and the long-term as well as short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation.

     DIRECTORS' STANDARD OF CARE AND PERSONAL LIABILITY

     Minnesota law provides that a director must discharge the director's duties in good faith, in a manner the director reasonably believes to be in the best interests of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. A director who complies with such standards may not be held liable by reason of being a director or having been a director of the corporation. Delaware law provides that the board of directors ultimately has the responsibility for managing the business affairs of a Delaware corporation. In discharging this function, Delaware law holds directors to fiduciary duties of care and loyalty to the corporation and its stockholders. Delaware courts have held that the duty of care requires the exercise of an informed business judgment. An informed business judgment means that the directors have informed themselves of all material information reasonably available to them. Having become reasonably informed, directors must act with requisite care in the discharge of their duties. To be held liable for a breach of the duty of care, a court must find that a director was grossly negligent in his or her decision-making process. The duty of loyalty requires that, in making a business decision, directors act in good faith without any conflict of interest and with the honest belief that the action taken is in the best interests of the corporation.

     LIMITATION OR ELIMINATION OF DIRECTOR'S PERSONAL LIABILITY

     Minnesota law provides that the personal liability of a director for breach of fiduciary duty may be eliminated or limited if the articles of incorporation so provide, but the articles may not limit or eliminate such liability for (a) any breach of the directors' duty of loyalty to the corporation or its shareholders, (b) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) the payment of unlawful dividends, stock repurchases or redemptions, (d) any transaction in which the director received an improper personal benefit, (e) certain violations of the Minnesota securities laws, and (f) any act or omission that occurs before the effective date of the provision in the articles eliminating or limiting liability. The Company's Articles do not contain such a provision. Delaware law provides that if the certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited, but that the liability of a directors is not limited or eliminated for (a) any breach of the directors' duty of loyalty to the corporation or its shareholders, (b) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law,
(c) the payment of unlawful dividends, stock repurchases or redemptions, or (d) any transaction in which the director received an improper personal benefit. Biovest International's Certificate contains a provision eliminating the personal liability of its directors for breach of fiduciary duty, subject to the foregoing limitations. The Company is not aware of any pending or threatened litigation to which the limitation of directors' liability would apply.


     INDEMNIFICATION

     Minnesota law generally provides for mandatory indemnification of persons acting in an official capacity on behalf of the corporation if such a person acted in good faith, did not receive any improper personal benefit, acted in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. Delaware law permits a corporation to indemnify its officers, directors, employees and agents and expressly provides that such indemnification shall not be deemed exclusive of any indemnification right provided under any bylaw, vote of shareholders or disinterested directors or otherwise. Delaware law permits indemnification against expenses and certain other liabilities arising out of legal actions brought or threatened against parties entitled to indemnity for their conduct on behalf of the corporation, provided that each such person acted in good faith and in a manner such person reasonably believed was in or not opposed to the best interests of the corporation. In Delaware indemnification is available in a criminal action only if the person seeking indemnity had no reasonable cause to believe that the person's conduct was unlawful. Delaware law does not allow indemnification for directors in the case of an action by or in the right of the corporation (including stockholder derivative suits) as to which such director shall have been adjudged to be liable to the corporation unless indemnification (limited to expenses) is ordered by a court. The Certificate of Biovest International provides for indemnification to the full extent permitted by Delaware law.

     STOCKHOLDER VOTING

     Under both Minnesota law and Delaware law, action on certain matters, including the sale, lease or exchange of all or substantially all of the corporation's property or assets, mergers, and consolidations and voluntary dissolution, must be approved by the holders of a majority of the outstanding shares. In addition, both states' laws provide that the articles or certificate of incorporation may provide for a supermajority of the voting power of the outstanding shares to approve such extraordinary corporate transactions. Neither the Company's Articles nor Biovest International's Certificate contain such a provision.


     ACTION BY DIRECTORS WITHOUT A MEETING

     Minnesota and Delaware law permit directors to take unanimous written action without a meeting for an action otherwise required or permitted to be taken at a board meeting. Minnesota law provides that a corporation's articles of incorporation may provide for such written action, other than an action requiring shareholder approval, by the number of directors that would be required to take the same action at a meeting of the board at which all directors were present. The Company's Articles do not contain such a provision. Delaware law contains no such provision and, thus, written actions by the directors of Biovest International must be unanimous. Minnesota law also states that if the articles of incorporation or bylaws so provide, a director may give advance written consent or opposition to a proposal to be acted on at a board meeting; however, such consent or opposition of a director not present at a meeting does not constitute presence for determining the existence of a quorum. The Company's Articles contain such a provision. Delaware law does not contain any advance written consent or opposition provision.


     CONFLICTS OF INTEREST

     Under both Minnesota law and Delaware law, a contract or transaction between a corporation and one or more of its directors, or an entity in or of which one or more of the corporation's directors are directors, officers, or legal representatives or have a material financial interest, is not void or voidable solely because of such reason, provided that the contract or transaction is fair and reasonable at the time it is authorized and is ratified by the corporation's disinterested stockholders after disclosure of the relationship or interest, or such contract or transaction is authorized in good faith by a majority of the disinterested members of the board of directors after disclosure of the relationship or interest. However, if such contract or transaction is authorized by the board, under Minnesota law the interested director may not be counted in determining the presence of a quorum and may not vote on such contract or transaction. Delaware law permits the interested director to be counted in determining whether a quorum of the directors is present at the meeting approving the contract or transaction, and further provides that the contract or transaction shall not be void or voidable solely because the interested director's vote is counted at the meeting which authorizes the contract or transaction.


     NUMBER OF DIRECTORS

     Minnesota law provides that the number of directors shall be fixed by or in the manner provided in the articles of incorporation or bylaws, and that the number of directors may be changed at any time by amendment to or in the manner provided in the articles of incorporation or bylaws. The Company's Bylaws provide that the Board of Directors shall consist of a minimum of three and a maximum of nine members. Currently, the Company has three directors. Delaware law provides that the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate. Under the Bylaws and the Certificate of Incorporation of Biovest International, the number of directors may be fixed by resolution of the Board of Directors.


     CLASSIFIED BOARD OF DIRECTORS

     Both Minnesota and Delaware permit a corporation's bylaws to provide for a classified board of directors. Delaware permits a maximum of three classes; Minnesota law does not limit the number of classes. Unlike the Bylaws of the Company, the Bylaws of Biovest International provide for a classified board of directors. See also the information under the caption "Establish Classified Board of Directors."

     REMOVAL OF DIRECTOR

     Under Minnesota law, unless a corporation's articles of incorporation provide otherwise, a director may be removed with or without cause by the affirmative vote of a majority of the shareholders or, if the director was named by the board to fill a vacancy, by the affirmative vote of a majority of the other directors. Under Delaware law a director of a corporation may be removed with or without cause by the affirmative vote of a majority of shares entitled to vote for the election of directors. However, a director of a Delaware corporation that has a classified board may be removed, but only for cause, unless the certificate of incorporation provides otherwise. The Bylaws of Biovest International provide that a director may be removed at any time but only for cause by the stockholders at a duly called stockholders' meeting, whose agenda includes the election of directors.


     VACANCIES ON BOARD OF DIRECTORS

     Under Minnesota law, unless the articles of incorporation or bylaws provide otherwise, (a) a vacancy on a corporation's board of directors may be filled by the vote of a majority of directors then in office, although less than a quorum, (b) a newly created directorship resulting from an increase in the number of directors may be filled by the board, and (c) any director so elected shall hold office only until a qualified successor is elected at the next regular or special meeting of shareholders. The Company's bylaws follow these provisions. Under Delaware law, a vacancy on a corporation's board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by the affirmative vote of a majority of the outstanding voting shares, unless otherwise provided in the certificate of incorporation or bylaws. The Bylaws of Biovest International provide that a vacancy on a board of directors shall be filled by the affirmative vote of a majority of the remaining directors.


     ANNUAL MEETINGS OF STOCKHOLDERS

     Minnesota law provides that if a regular meeting of stockholders has not been held during the immediately preceding 15 months, a stockholder or stockholders holding 3% or more of the voting power of all shares entitled to vote may demand a regular meeting of stockholders. Delaware law provides that if no date has been set for an annual meeting of stockholders for a period of 13 months after the last annual meeting, any stockholder or director may request the Delaware court to order a meeting to be held.


     SPECIAL MEETINGS OF STOCKHOLDERS

     Minnesota law provides that the chief executive officer, the chief financial officer, two or more directors, a person authorized in the articles or Bylaws to call a special meeting, or a shareholder holding 10% or more of the voting power of all shares entitled to vote, may call a special meeting of the shareholders, except that a special meeting concerning a business combination must be called by 25% of the voting power. Under Delaware law, only the board of directors or those persons authorized by the corporation's certificate of incorporation or Bylaws may call a special meeting of the corporation's stockholders. The Bylaws of Biovest International provide that special meetings of shareholders may be called by the corporation's President, Board of Directors, Chairman of the Board, and Chief Executive Officer or at the request of stockholders owning a majority of the voting power of the outstanding shares entitled to vote.


     VOLUNTARY DISSOLUTION

     Minnesota law provides that a corporation may be dissolved by the voluntary action of holders of a majority of a corporation's shares entitled to vote at a meeting called for the purpose of considering such dissolution. Delaware law provides that voluntary dissolution of a corporation first must be deemed advisable by a majority of the board of directors and then approved by a majority of the outstanding stock entitled to vote. Delaware law further provides for voluntary dissolution of a corporation without action of the directors if all of the stockholders entitled to vote on such dissolution consent in writing to such dissolution.

     INVOLUNTARY DISSOLUTION

     Minnesota law provides that a court may dissolve a corporation in an action by a shareholder where: (a) the situation involves a deadlock in the management of corporate affairs and the shareholders cannot break the deadlock;
(b) the directors have acted fraudulently, illegally, or in a manner unfairly prejudicial to the corporation; (c) the shareholders are divided in voting power for two consecutive regular meetings to the point where successor directors are not elected; (d) there is a case of misapplication or waste of corporate assets; or (e) the duration of the corporation has expired. Delaware law provides that courts may revoke or forfeit the charter of any corporation for non-use, misuse or nonuse of its corporate powers, privileges or franchises.


     INSPECTION OF SHAREHOLDER LISTS

     Under Minnesota law, any shareholder has an absolute right, upon written demand, to examine and copy, in person or by a legal representative, at any reasonable time, the corporation's share register. Under Delaware law, any stockholder, upon written demand under oath stating the purpose thereof, has the right during the usual hours for business to inspect for any proper purpose a list of the corporation's stockholders and to make copies or extracts therefrom.


     AMENDMENT OF THE CHARTER

     Under Minnesota law, before shareholders may vote on an amendment to the articles of incorporation, either a resolution to amend the articles must have been approved by the affirmative vote of the majority of the directors present at the meeting where such resolution was considered, or the amendment must have been proposed by shareholders holding 3% or more of the voting power of the shares entitled to vote. Amending the articles of incorporation requires the affirmative vote of the holders of the majority of the voting power present and entitled to vote at the meeting (and of each class, if entitled to vote as a class), unless the articles of incorporation require a larger proportion. Minnesota law provides that a proposed amendment may be voted upon by the holders of a class or series even if the articles of incorporation would deny that right, if among other things, the proposed amendment would increase or decrease the aggregate number of authorized shares of the class or series, change the rights or preferences of the class or series, create a new class or series of shares having rights and preferences prior and superior to the shares of that class or series or limit or deny any existing preemptive right of the shares of the class or series. Under Delaware law, the board of directors must adopt a resolution setting forth an amendment to the certificate of incorporation before the stockholders may vote on such amendment. Unless the certificate of incorporation provides otherwise, amendments to the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares, or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also must approve the amendment.


     AMENDMENT OF THE BYLAWS

     Minnesota law provides that unless the articles of incorporation reserve the power to the shareholders, the power to adopt, amend, or repeal a corporation's bylaws is vested in the board of directors, subject to the power of the shareholders to adopt, repeal, or amend the bylaws. After adoption of initial bylaws, the board of directors of a Minnesota corporation cannot adopt, amend, or repeal a bylaw fixing a quorum for meetings of shareholders, prescribing procedures for removing directors or filling vacancies on the board, or fixing the number of directors or their classifications, qualifications, or terms of office, but may adopt or amend a bylaw to increase the number of directors. Delaware law provides that the power to adopt, amend, or repeal bylaws remains with the corporation's stockholders, but permits the corporation, in its certificate of incorporation, to place such power in the board of directors. Under Delaware law, the fact that such power has been placed in the board of directors neither divests nor limits the stockholders' power to adopt, amend, or repeal bylaws.

     PROXIES

     Both Minnesota and Delaware law permit proxies of definite duration. If the proxy is indefinite as to its duration, under Minnesota law it is valid for 11 months, under Delaware law, the proxy is valid for three years.


     PREEMPTIVE RIGHTS

     Under Minnesota law, shareholders have preemptive rights to acquire a certain fraction of the unissued securities or rights to purchase securities of a corporation before the corporation offers them to other persons, unless the corporation's articles of incorporation otherwise provide. The Company's Articles provide that the Company's shareholders do not have such preemptive rights. Under Delaware law, no such preemptive right will exist, unless the corporation's certificate of incorporation specifies otherwise. Biovest International's Certificate does not provide for any such preemptive rights.


     DIVIDENDS

     Generally, a Minnesota corporation may pay a dividend if its board of directors determines that the corporation will be able to pay its debts in the ordinary course of business after paying the dividend and if, among other things, the dividend payment does not reduce the remaining net assets of the corporation below the aggregate preferential amount payable in the event of liquidation to the holders of the shares having preferential rights, unless the payment is made to those shareholders in the order and to the extent of their respective priorities. A Delaware corporation may pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year, except that dividends may not be paid out of net profits if, after the payment of the dividend, capital is less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.


     STOCK REPURCHASES

     A Minnesota corporation may acquire its own shares if, after the acquisition, it is able to pay its debts as they become due in the ordinary course of business and if enough value remains in the corporation to satisfy all preferences of senior securities. Under Delaware law, a corporation may purchase or redeem shares of any class except when its capital is impaired or such purchase would cause impairment of capital, except that a corporation may purchase or redeem any of its preferred shares if such shares will be retired upon the acquisition and the capital of the corporation will be reduced by such retirement of shares.

     APPRAISAL RIGHTS IN CONNECTION WITH CORPORATE REORGANIZATIONS AND OTHER ACTIONS

     In some circumstances under Minnesota law and Delaware law, shareholders have the right, to dissent from certain corporate transactions by demanding payment in cash for their shares equal to the fair value of the shares as determined by agreement with the corporation or by a court in an action timely brought by the dissenting shareholders. Minnesota law, in general, affords dissenters' rights upon certain amendments to the articles of incorporation that materially and adversely affect the rights or preferences of the shares of the dissenting shareholder, upon the sale of substantially all corporate assets and upon merger or exchange by a corporation, regardless of whether the shares of the corporation are listed on a national securities exchange or widely held. Delaware law allows for dissenters' rights only in connection with certain mergers or consolidations. No such appraisal rights exist, however, for corporations whose shares are listed on a national securities exchange or held of record by more than 2,000 stockholders unless the certificate of incorporation provides otherwise (the Biovest International Certificate does not provide otherwise) or the shareholders are to receive in the merger or consolidation anything other than (a) shares of stock of the corporation surviving or resulting from such merger or consolidation, (b) shares of stock of any other corporation which at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 shareholders, (c) cash in lieu of fractional shares of the corporation described in the foregoing clauses (a) and (b), or
(d) any combination of clauses (a), (b), or (c). The procedures for asserting dissenters' rights in Delaware impose most of the initial costs of such assertion on the dissenting shareholder, whereas the Minnesota procedures pose little financial risk to the dissenting shareholder in demanding payment in excess of the amount the corporation determined to be the fair value of its shares.


CHANGE IN THE COMPANY'S NAME

     The Merger will result in the Company's name being changed from "Cellex Biosciences, Inc." to "Biovest International, Inc." The Company's Board of Directors believes that this name change is in the best interest of the Company. In light of the recent changes to the Company, the name "Cellex Biosciences, Inc." no longer accurately reflects all of the Company's operations and interests. The name change will take effect upon the effective date of the Merger because Article I of the Certificate of Incorporation of Biovest International provides that "The name of this corporation is Biovest International, Inc."


INCREASE SHARES OF AUTHORIZED CAPITAL

     At present, the Company's Amended and Restated Articles of Incorporation authorize the issuance of 10,000,000 shares of Common Stock ("Cellex Common Stock"). The Certificate of Incorporation of Biovest International, which will be the Company's governing charter if the Merger is effected, authorizes the issuance of 60,000,000 shares of capital stock, of which 50,000,000 shares will be designated as common stock, $.01 par value, ("Biovest International Common Stock") and 10,000,000 shares will be designated as preferred stock, $.01 par value (the "Biovest International Preferred Stock"). As of January 17, 2001, there were 9,110,390 shares of Cellex Common Stock issued and outstanding and 889,610 shares were authorized but unissued. All of the 889,610 shares of Cellex Common Stock that were authorized and unissued, are reserved for issuance pursuant to outstanding options and warrants of the Company. Accordingly, as of January 17, 2001, no shares of Cellex Common Stock were available for issuance or sale by the Company other than those issuable as described above. Under the terms of the Merger Agreement, the number of shares of Cellex Common Stock that are outstanding before the consummation of the Merger will be equal to the number of shares of Biovest International Common Stock that are outstanding after the consummation of the Merger. The Board of Directors believes that it is necessary and desirable to increase the number of shares of common stock and preferred stock the Company is authorized to issue to give the Board of Directors additional flexibility to declare stock splits or dividends, adopt additional future employee benefit plans, make acquisitions through the use of stock, increase the number of shares in the market, enable the Board of Directors to raise equity capital, and to reserve additional shares for issuance under any options, warrants or convertible securities which might be issued. The principal purpose of increasing the number of authorized shares of Common Stock is to provide a sufficient number of shares of authorized shares of Common Stock to permit the Company to conduct equity financing which the Board of Directors contemplates doing in Fiscal 2001. The Company also anticipates issuing additional shares of Common Stock as permitted or required by outstanding options, warrants, convertible securities and additional options which may be granted from time to time under the Biovest International 2001 Stock Option Plan. The flexibility inherent in having the authority to issue shares of Biovest International Common Stock following the Merger, will, in the opinion of the Board of Directors, be advantageous to the Company in any negotiations involving the issuance of such stock. If this proposal is adopted, no additional action or authorization by the Company's shareholders will be necessary for the issuance of such additional shares, unless required by applicable law or regulation, or unless deemed desirable or advisable by the Board of Directors. Furthermore, the Board of Directors will be empowered, without further shareholder action, to establish, and to designate the names of, classes or series of the Biovest International Preferred Stock and to set the terms of such shares (including terms with respect to redemption, sinking fund, dividend, liquidation, conversion and voting rights and preferences). The increase in the authorized shares of common stock and preferred stock of the Company will not, in and of itself, affect rights of holders' shares of Cellex Common Stock that are presently issued and outstanding. Under the Company's Amended and Restated Articles of Incorporation, the shareholders of the Company do not have preemptive rights with respect to the Cellex Common Stock. Similarly, stockholders of Biovest International will not have preemptive rights with respect to the Biovest International Common Stock. Thus, if the Board of Directors elects to issue additional shares of common stock or preferred stock after the proposed Merger, existing shareholders would not have any preferential rights to purchase such additional shares of stock.

     At present, all outstanding shares of Cellex Common Stock are fully paid and nonassessable. Each share of the outstanding Cellex Common Stock is entitled to participate equally in dividends as and when declared by the Board of Directors and is entitled to participate equally in any distribution of net assets made to the shareholders upon liquidation of the Company. There are no redemption, sinking fund, conversion or preemptive rights with respect to the shares of Cellex Common Stock. All shares of Cellex Common Stock have equal rights and preferences. The holders of Cellex Common Stock are entitled to one vote for each share held of record on all matters voted upon by shareholders and may not cumulate votes for the election of directors. Accordingly, the owners of a majority of the shares of Cellex Common Stock outstanding may elect all of the directors of the Company, and the owners of the balance of the outstanding shares Common Stock would not be able to elect any directors. Biovest, L.L.C. owns approximately 49% of the shares of Cellex Common Stock and, therefore, Biovest L.L.C. together with other shareholders may elect a majority of the directors of the Company. The Company has not declared or paid any cash dividends on the Cellex Common Stock does not intend to pay any dividends for the foreseeable future. Under the terms of the Merger Agreement, each outstanding share of Cellex Common Stock will convert to one share of Biovest International Common Stock, and the shares of Biovest International Common Stock will also possess the characteristics of the Cellex Common Stock that are described in this paragraph.


ESTABLISH CLASSIFIED BOARD OF DIRECTORS

     Currently, the Company's board of directors consists of 3 members elected to one-year terms at each annual meeting of the shareholders. As part of the Merger, the Company seeks to establish a classified board of directors by dividing the Board of Directors into three classes. With a classified board the directors of each class will serve three-year terms, and the term of one class will expire each year. Under Delaware law, a corporation is authorized but not required to have a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. If the requisite number of shareholders approve the Merger, the Company would have a classified board, dividing the directors into three equal classes. Accordingly, at each annual meeting scheduled to be held after the Merger, directors of the class whose terms expire at such annual meeting will be elected to hold office until the third annual meeting following the annual meeting at which they were elected and until their respective successors have been duly elected and qualified. Thus, stockholders will elect only one-third of the directors at each Annual Meeting of Stockholders. If the number of directors is later changed, any newly created directorships or any decrease in the number of directorships shall be apportioned among the classes to make all classes as nearly equal in number as is practicable. By approving the Merger, shareholders are approving the provisions of the Certificate of Incorporation and the Bylaws of Biovest International establishing such a classified board.


2001 STOCK OPTION PLAN

     If the Merger is approved by the requisite number of shares entitled to vote at the Annual Meeting, the Biovest International 2001 Stock Option Plan will be adopted, pursuant to which the Board of Directors may grant stock options to certain individuals. In addition, if the Merger is approved, the Biovest International 2001 Stock Option Plan will become effective at the Effective Time and 7,000,000 shares of Biovest International Common Stock will be reserved for issuance pursuant to the exercise of options granted under the Biovest International 2001 Stock Option Plan. In July 2000, the Company granted options to purchase 2,200,000 shares of Common Stock. At the Effective Time, these options will be converted into the right to purchase Biovest International Common Stock in accordance with the original terms of such options.

     GENERAL

     The Board of Directors of Biovest International has adopted, subject to stockholder approval, the Biovest International 2001 Stock Option Plan (the "2001 Option Plan").

     The purpose of the 2001 Option Plan is to advance the interests of the Company by attracting, motivating and retaining well-qualified persons by providing such persons with performance-related incentives.

     The following is a summary of the 2001 Option Plan, which is qualified in its entirety by reference to the text of the 2001 Option Plan. The 2001 Option Plan is attached as Appendix D to this Proxy Statement and incorporated herein by reference.


     ADMINISTRATION

     The 2001 Option Plan is administered by the Board of Directors of the Company, or by a committee appointed by the Board and shall serve at the pleasure of the Board. For options issued after the committee is established, the Option Plan will be administered by a committee, each member of which is a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). For purposes of this discussion, the term "Committee" refers to the Board of Directors or any committee authorized to administer the 2001 Option Plan, whichever is applicable. Subject to the provisions of the 2001 Option Plan, the Committee determines the persons to whom options are to be granted, the number of shares to be covered by each option, whether an option is to be an incentive stock option or a nonstatutory stock option, the timing and terms of exercisabilty and vesting of each option, the exercise price and the type of consideration to be paid to the company for shares acquired pursuant to an option, the time of expiration of each option, and all other terms and conditions of options granted under the 2001 Option Plan. The Committee may amend, modify, extend, renew, or grant a new option in substitution for, any option, waive any restrictions or accelerate, continue, extend, or defer the exercisabilty of any option or the vesting of any shares acquired under the 2001 Option Plan. The Committee is authorized to interpret the 2001 Option Plan and options granted thereunder, and all determinations of the Committee are final and binding on all persons having an interest in the 2001 Option Plan.


     SHARES AVAILABLE

     The maximum number of shares of Common Stock that will be available under the 2001 Option Plan is 7,000,000. Accordingly, a total of 7,000,000 shares will be available for the future grant of stock options under the 2001 Option Plan, subject to adjustment in the event of a stock split, stock dividend or other similar change in capitalization. If shares of Common Stock subject to an option granted under the 2001 Option Plan are not issued by reason of the expiration, termination, cancellation or forfeiture of that option, those shares will be available for the grant of new options under the 2001 Option Plan.

     Shares of Common Stock delivered upon the exercise of a stock option granted under the 2001 Option Plan may be treasury shares, authorized and unissued shares, or a combination thereof. Stock options granted under the 2001 Option Plan may be either incentive stock options ("ISOs") or non-qualified stock options ("NQSOs"). An ISO is a stock option granted in accordance with
Section 422 of the Code that is intended by the Committee to constitute an ISO. An NQSO is a stock option that is not an ISO.


     ELIGIBILITY TO PARTICIPATE

     The Committee may grant options under the 2001 Option Plan to any director, including any non-employee director, employee or consultant of Biovest International or any subsidiary or affiliate of Biovest International, as it may, in its sole discretion, from time to time select. As of the date of this Proxy Statement, approximately 75 employees (which number includes officers and directors) are eligible to participate in the 2001 Option Plan. Except as described below under "Non-Discretionary Grants of Stock Options to Non-Employee Directors," no determination has yet been made as to the number of options, if any, that any individual who is eligible to participate in the 2001 Option Plan will be granted.

     DISCRETIONARY OPTIONS

     The Committee will determine which eligible persons will receive grants of stock options under the 2001 Option Plan and, subject to the limitations described below, will determine the number of shares of Common Stock subject to each stock option grant, the related purchase price per share of Common Stock, the period during which the stock option may be exercised, whether the stock option is intended to constitute an ISO. The Committee may not take action to change the terms of any or all outstanding options granted under the 2001 Option Plan in part or in full without the approval of the Board. The Committee may also establish performance measures or other criteria that need to be satisfied as conditions to the grant of an option or to the exercisability of all or a portion of an option. Options granted automatically under the 2001 Option Plan to non-employee, directors are referred to as "non-discretionary options" and all other options granted under the 2001 Option Plan as "discretionary options."


     PURCHASE PRICE

     The purchase price per share of Common Stock subject to a NQSO granted under the 2001 Option Plan shall be determined by the Committee. The purchase price per share of Common Stock subject to an ISO granted under the 2001 Option Plan may not be less than 100% of the Market Price of a share of Common Stock on the date of grant. If an ISO is granted to a person who, at the time of the grant, beneficially owns more than 10 percent of Biovest International's Common Stock, then the per share purchase price may not be less than 110% of the Market Price of a share of Common Stock on the date of grant. The "Market Price" of a share of Common Stock on a given date shall be determined as follows: (i) if the Common Stock is not listed on a national stock exchange, quoted on NASDAQ or reported on by the National Quotation Bureau, Inc., the Market Price on any day shall be the fair market value of one share of Common Stock on such day as determined by the Committee, which shall take into account any valuation of the Common Stock by an independent valuation firm made within 90 days of such determination; (ii) if the Common Stock is listed on a national securities exchange or quoted through the NASDAQ National Market System, the Market Price on any day shall be, in the sole discretion of the Committee, either (x) the average of the high and low reported consolidated trading sales prices, or if no such sale is made on such day, the average of the closing bid and asked prices reported on the consolidated trading listing for such day or
(y) the closing price reported on the consolidated trading listing for such day; (iii) if the Common Stock is quoted on the NASDAQ interdealer quotation system, the Market Price on any day shall be average of the representative bid and asked prices at the close of business for such day; or (iv) if the Common Stock is not listed on a national stock exchange or quoted on NASDAQ, the Market Price on any day shall be the average of the high bid and low asked prices reported by the National Quotation Bureau, Inc. for such day. In no event shall the Market Price of a share of Common Stock subject to an Incentive Stock Option be less than the fair market value as determined for purposes of
Section 422(b)(4) of the Code.


     EXERCISE OF OPTION

     The Committee determines when options granted under the 2001 Option Plan may be exercisable. In general, an option granted under the 2001 Option Plan is exercisable equally over three years subject to the rules set forth below on termination of employment. An option may be exercised by (i) notifying Biovest International in a writing which specifies the number of full shares of Common Stock to be purchased and (ii) tendering to Biovest International payment of the purchase price. Unless otherwise provided in the stock option agreement, the purchase price of shares purchased upon exercise of an option may be paid by cash, check or any other means authorized by the Committee and permitted by the Delaware General Corporation Law, including surrender of shares of Biovest International's Common Stock having a Market Price equal to the exercise price or a cashless exercise procedure in which the optionee assigns the proceeds of a sale or loan with respect to some or all of the shares acquired upon the exercise. The Committee may in its sole discretion, pursuant to a general program established by it in connection with the 2001 Option Plan and made available to all optionees under the Plan, lend money to an optionee, the proceeds of which shall be used by the optionee to exercise all or a portion of the options granted under the Plan. If a loan is made by Biovest International to the optionee, the optionee shall execute a promissory note evidencing such loan and such note shall (i) provide for full recourse to the maker, (ii) be secured by collateral which is satisfactory to the Committee (other than the pledge of the shares of Common Stock issued upon exercise of the option), (iii) bear interest at a rate no less than the applicable Federal rate (within the meaning of Section 1274 of the Code, and (iv) contain such other terms as the Committee in its sole discretion shall require.

     Limitations on Number of Shares Subject to Stock Options. To the extent necessary for an award to be qualified performance-based compensation under
Section 162(m) of the Code, and the rules and regulations thereunder, the maximum number of shares of Common Stock with respect to which stock options may be granted under the 2001 Option Plan during any fiscal year of Biovest International to any person is 1,000,000.

     Limitations on Period of Exercisability of ISOs. An ISO may not be exercisable later than 10 years after its date of grant. If an ISO is granted to a person who, at the time of the grant, beneficially owns more than 10 percent of Biovest International's Common Stock, then that ISO may not be exercised later than five years after its date of grant.

     Exercise of a Stock Option Following Termination of Employment or
Service. Unless otherwise provided in the agreement relating to a discretionary stock option granted under the 2001 Option Plan, the following rules apply in the case of an optionee's termination of employment with, or service to, Biovest International

    o If an optionee's employment with, or service to, Biovest International terminates by reason of the disability of the optionee, each discretionary stock option that is otherwise exercisable may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earlier to occur of (i) the date that is one year after the date of the termination of employment or service or (ii) the expiration date of the term of such option.

    o If an optionee retires, each NQSO held by such optionee that is exercisable may be exercised by such optionee (or such optionee's legal representative or similar person)until and including the earlier to occur of (i) the date that is one year after the date of the termination of employment or service or (ii) the expiration date of the term of such option. ISO's will convert into NQSO's unless exercised within three months of the date of retirement.

    o If an optionee's employment with, or service to, Biovest International is terminated because of the death of the optionee, each option held by the optionee that was otherwise exercisable may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of
      (i) the date that is two years after the date of death and (ii) the expiration date of the term of such option.

    o If an optionee's employment with, or service to, Biovest International terminates for any other reason, each discretionary stock option granted under the 2001 Option Plan to the optionee will be exercisable only to the extent exercisable on the date of termination of employment or service and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earlier to occur of (i) the date that is 60 days after the date of the termination of employment or service or (ii) the expiration date of the term of such option; provided, that, except as provided in the written agreement relating to the options, if the optionee's employment with, or service to, Biovest International is terminated for Cause, all stock options granted under the 2001 Option Plan and held by the optionee (including non-discretionary options described below) may terminate on the effective date of the optionee's termination of employment or service, as determined by the Committee in its sole discretion. For purposes of the 2001 Option Plan, "Cause" shall mean (i) the optionee's commission of any fraud, misappropriation or misconduct which causes demonstrable injury to Biovest International or a subsidiary or affiliate; or (ii) an act of dishonesty by the optionee resulting or intended to result, directly or indirectly, in gain or personal enrichment at the expense of Biovest International or a subsidiary or affiliate; or (iii) in the case of an employee such meaning, if any, as set forth in any employment agreement between the employee and Biovest International.

If an optionee dies during the period of exercisability following termination of employment or service described above, each stock option granted under the 2001 Option Plan to the optionee will be exercisable only to the extent exercisable on the date of death and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of (i) the date that is two years after the date of death or (ii) the expiration date of the term of such option.

     NON-DISCRETIONARY GRANTS OF STOCK OPTIONS TO NON-EMPLOYEE DIRECTORS

     The 2001 Option Plan provides that beginning with the date of the annual stockholders' meeting in 2002 and each subsequent annual shareholders' meeting thereafter, each individual who is elected to serve as an outside director will be granted a NQSO to purchase 5,000 whole shares of Common Stock. These non-discretionary options are NQSOs, have a per share purchase price equal to the Market Price of a share of Common Stock on the date of grant, are exercisable at all times after the date of grant and expire 10 years after the date of grant.

     EXERCISE OF STOCK OPTIONS; NON-TRANSFERABILITY; DESIGNATION OF
     BENEFICIARIES

     Payment for shares of Common Stock purchased upon the exercise of an option granted pursuant to the 2001 Option Plan shall be made as set forth in the agreement relating to such option. Except as otherwise set forth in the agreement relating to an option, no stock option granted under the 2001 Option Plan may be transferred other than by will or the laws of descent and distribution. Except to the extent permitted by the foregoing sentence, each stock option may be exercised during an optionee's lifetime only by the optionee or the optionee's legal representative or similar person.

     FEDERAL INCOME TAX CONSEQUENCES OF 2001 OPTION PLAN

     The following is a brief overview of the United States federal income tax consequences of participation in the 2001 Option Plan and should not be relied upon as being a complete description. It does not address the state or local tax aspects of participation in the 2001 Option Plan.

     Grant of Option. An optionee will not recognize taxable income upon the grant of a stock option under the 2001 Option Plan.

     Exercise of Non-Qualified Options. An optionee will recognize compensation taxable as ordinary income, and the Company generally will be allowed a corresponding deduction for federal income tax purposes, in an amount equal to the excess of the fair market value, on the date of exercise of an NQSO, of the shares of Common Stock acquired over the purchase price therefor.

     Exercise of Incentive Stock Options. An optionee will not recognize any taxable income by reason of exercise of an ISO, and the Company will not be allowed any deduction with respect to the exercise at that time. However, the excess, if any, of the fair market value, at the time of exercise, of the Common Stock acquired upon the exercise over the purchase price therefor will be included in alternative minimum taxable income subject to the alternative minimum tax.

     Qualifying Disposition of ISO Shares. If an optionee disposes of Common Stock acquired pursuant to the exercise of an ISO two years or more after the date of grant of the ISO or one year after the date of transfer of Common Stock to the optionee, whichever is later, the amount, if any, realized in excess of the purchase price for such Common Stock will be treated as long-term capital gain or the amount, if any, by which the purchase price exceeds the amount realized upon the disposition will be treated as a long-term capital loss. The Company will not be entitled to any deduction with respect to a disposition of Common Stock occurring under the circumstances described in this paragraph.

     Disqualifying Disposition of ISO Shares. If an optionee disposes of Common Stock acquired pursuant to the exercise of an ISO within two years after the date of grant of the ISO or one year after the date of transfer of Common Stock to the optionee, whichever is later, the optionee will recognize ordinary income, and the Company will be entitled to a corresponding deduction, in an amount equal to the amount, if any, realized in excess of the purchase price for the Common Stock, but only considering the amount realized to the extent it does not exceed the fair market value of the Common Stock on the date of exercise. Any amount realized upon disposition in excess of the fair market value of the Common Stock on the date of exercise will be treated as long-term capital gain if the Common Stock has been held for more than 12 months or as a short-term capital gain if the Common Stock has been held for a shorter period. If the amount realized upon disposition is less than the purchase price for the shares, the excess of the purchase price over the amount realized will be treated as a long-term or short-term capital loss, depending on the holding period of the Common Stock. Biovest International will not be entitled to any deduction with respect to the amount recognized by the employee as capital gain.

     Income Tax Withholding. The taxable compensation recognized by the optionee upon the exercise of a stock option will be subject to withholding of tax by Biovest International.

     EFFECTIVE DATE; AMENDMENT AND TERMINATION

     If approved by shareholders at the Annual Meeting, the 2001 Option Plan will become effective at the Effective Time. The Board may amend the 2001 Option Plan at any time, subject to any requirement of shareholder approval required by applicable law, rule or regulation, including Sections 162(m) and 422 of the Code. Nonetheless, the Board may not increase the number of shares available under the 2001 Option Plan, effect any change inconsistent with
Section 422 of the Code, extend the term of the 2001 Option Plan or permit the grant of a stock option having an exercise price less than 100% of Market Price on the date of grant of such option, without shareholder approval. No amendment may impair the rights of a holder of an outstanding stock option granted under the 2001 Option Plan without the holder's consent.

     The 2001 Option Plan will terminate on the tenth anniversary of the Annual Meeting, but may be terminated earlier by the Board. Termination of the 2001 Option Plan will not affect the terms or conditions of any stock option granted under the 2001 Option Plan prior to the termination date. No stock options may be granted under the 2001 Option Plan after it has been terminated.


DISSENTERS' RIGHTS

     Section 302A.471 of the MBCA grants any shareholder of the Company of record on January 17, 2001 who objects to the Merger the right to have the Company purchase the shares owned by the dissenting shareholder at their fair value at the Effective Time. The Company likely would abandon the Merger in the event shareholders beneficially owning five percent (5%) or more of the outstanding common stock of the Company exercise dissenter's rights and the Company becomes obligated to make a substantial payment to dissenting shareholders. TO BE ENTITLED TO PAYMENT, THE DISSENTING SHAREHOLDER MUST FILE WITH THE COMPANY BEFORE THE VOTE FOR THE PROPOSED MERGER A WRITTEN NOTICE OF INTENT TO DEMAND PAYMENT OF THE FAIR VALUE OF THE SHARES AND MUST NOT VOTE IN FAVOR OF THE PROPOSED MERGER; PROVIDED, THAT SUCH DEMAND SHALL BE OF NO FORCE AND EFFECT IF THE PROPOSED MERGER IS NOT EFFECTED. The notice must be submitted to the Company at 540 Sylvan Avenue, Englewood Cliffs, New Jersey 07632,
Attention: Thomas F. Belleau, Chief Financial Officer, and must be received before the vote for the proposed Merger. The submission of a blank proxy will constitute a vote in favor of the Merger and a waiver of dissenter's rights. A vote against the Merger is not necessary for a shareholder to exercise dissenters' rights and require the Company to purchase their shares. A vote against the Merger will not be deemed to satisfy the notice requirements of state law. The liability to the dissenting shareholder for the fair value of the shares also shall be the liability of Biovest International when and if the Merger is consummated. Any shareholder contemplating the exercise of these dissenter's rights should review carefully the provisions of Sections 302A.471 and 302A.473 of the MBCA, particularly the procedural steps required to perfect such rights. SUCH DISSENTERS' RIGHTS WILL BE LOST IF THE PROCEDURAL REQUIREMENTS OF SECTIONS 302A.471 AND 302A.473 ARE NOT FULLY AND PRECISELY SATISFIED. A COPY OF SECTIONS 302A.471 AND 302A.473 IS ATTACHED AS APPENDIX E. Shareholders of the Company who do not demand payment for their shares as provided in Section 302A.473 of the MBCA shall be deemed to have voted "for" the Merger. If and when the proposed Merger is approved by shareholders of the Company and the Merger is not abandoned by the Board of Directors, the Company will deliver to all shareholders who have duly dissented to the Merger a notice that: (1) lists the address to which demand for payment and certificates for shares must be sent to obtain payment for such shares and the date by which such certificates must be received; (2) describes any restriction on transfer of uncertificated shares that will apply after the demand for payment is received; (3) encloses a form to demand payment and to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them; and (4) encloses a copy of Sections 302A.471 and 302A.473 of the MBCA and a brief description of the procedures to be followed to dissent and obtain payment of fair values for shares. To receive the fair value of his or her shares, a dissenting shareholder must demand payment and deposit his or her share certificates within 30 days after the notice is delivered by the Company, but the dissenting shareholder retains all other rights of a shareholder until the proposed action takes effect. Under Minnesota law, notice by mail is by the Company when deposited in the United States mail. A shareholder who fails to make demand for payment and fails to deposit certificates will lose the right to receive the fair value of the shares notwithstanding the timely filing of such shareholder's notice of intent to demand payment.

     After the Effective Time, the Company shall remit to the dissenting shareholders who have complied with the above-described procedures the amount the Company estimates to be the fair value of the shares held by such shareholders, plus interest accompanied by certain financial information about the Company, an estimate of the fair value of the shares and the method used and a copy of Sections 302A.471 and 302A.473 of the MBCA. If a dissenting shareholder believes that the amount remitted by the Company is less than the fair value of the shares, with interest, the dissenting shareholder may give written notice to the Company of his or her estimate of fair value, with interest, within 30 days after the Company mails such remittance and must demand payment of the difference. UNLESS A SHAREHOLDER MAKES SUCH A DEMAND WITHIN SUCH THIRTY-DAY PERIOD, THE SHAREHOLDER WILL BE ENTITLED ONLY TO THE AMOUNT REMITTED BY THE COMPANY. Within 60 days after the Company receives such a demand from a shareholder, it will be required either to pay the shareholder the amount demanded (or agreed to after discussion between the shareholder and the Company) or to file in court a petition requesting that the court determine the fair value of the shares, with interest.

     All shareholders who have demanded payment for their shares, but have not reached agreement with the Company, will be made parties to such court proceeding. The court will then determine whether the dissenting shareholders have fully complied with the provisions of Section 302A.473 of the MBCA and will determine the fair value of the shares, taking into account any and all factors the court finds relevant (including the recommendation of any appraisers appointed by the court), computed by any method that the court, in its discretion, sees fit to use, whether or not such method was used by the Company or a shareholder. The expenses of the court proceeding will be assessed against the Company, except that the court may assess part or all of those costs and expenses against a shareholder whose action in demanding payment is found to be arbitrary, vexatious, or not in good faith. The fair value of the Company's shares means the fair value of the shares immediately before the Effective Time. Under Section 302A.471 of the MBCA, a shareholder of the Company has no right at law or equity to set aside the consummation of the Merger, except if such consummation is fraudulent with respect to such shareholder or the Company. Any shareholder making a demand for payment of fair value for his or her shares may withdraw the demand at any time before the determination of the fair value of the shares by filing with the Company written notice of such withdrawal.

     Notwithstanding shareholder approval, the Board of Directors of the Company may terminate the Merger Agreement and abandon the Merger at any time before consummation of the Merger if: (i) shareholders holding more than five percent (5%) of the issued and outstanding shares of the Company's Common Stock dissent and seek appraisal rights in accordance with statutory requirements; or
(ii) the Board of Directors of the Company determines that in its judgment the Merger does not appear to be in the best interests of the Company or its shareholders. In the event the Merger Agreement is terminated, the Board of Directors abandons the Merger, or the Company's shareholders fail to approve the Merger, the Company would remain a Minnesota corporation.


CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

     The Merger provided for in the Agreement and Plan of Merger is intended to be tax free under the Internal Revenue Code. Accordingly, the Company believe that no gain or loss will be recognized by shareholders for federal income tax purposes as a result of the consummation of the Merger. Each shareholder will have a tax basis in the shares of capital stock of Biovest International deemed received upon the Effective Time equal to the tax basis of the shareholder in the shares of capital stock deemed exchanged therefor, and, provided that the shareholder held the shares of capital stock as a capital asset, such shareholder's holding period for the shares of capital stock of Biovest International deemed to have been received will include the holding period of the shares of capital stock deemed exchanged therefor. No gain or loss will be recognized for federal income tax purposes by the Company or Biovest International and Biovest International will succeed, without adjustment, to the tax attributes of the Company.

     NOTWITHSTANDING THE FOREGOING, SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE PARTICULAR TAX CONSEQUENCES OF THE MERGER UNDER APPLICABLE STATE, LOCAL OR FOREIGN TAX LAWS.


REQUIRED VOTE FOR THE MERGER

     The MBCA requires an affirmative vote of a majority of outstanding shares of Common Stock to authorize the Merger and its resulting effects. The enclosed form of Proxy provides a means for shareholders (i) to vote for the Merger and its resulting effects, (ii) to vote against the Merger and its resulting effects, or (iii) to abstain from voting with respect to the Merger and its resulting effects. Each properly executed proxy received in time for the Annual Meeting will be voted at such meeting as specified therein. IF A SHAREHOLDER EXECUTES AND RETURNS A PROXY BUT DOES NOT SPECIFY OTHERWISE, THE SHARES REPRESENTED BY SUCH SHAREHOLDER'S PROXY WILL BE VOTED FOR THE MERGER AND ALL ITS RESULTING EFFECTS. A vote for the proposal will constitute specific approval of the Merger and its resulting effects, Biovest International's Certificate and bylaws, and all transactions and proceedings related to the Merger described in this Proxy Statement.

     UNLESS MARKED TO THE CONTRARY, THE SHARES OF COMMON STOCK REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED FOR THE MERGER AND ALL ITS RESULTING EFFECTS.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 TO MERGE THE COMPANY INTO BIOVEST INTERNATIONAL, AND BE SUBJECT TO ALL THE RESULTING EFFECTS OF THE MERGER.


                                  PROPOSAL 2
                     INCREASE SHARES OF AUTHORIZED CAPITAL

     Even if the Merger is not approved or is approved, but not consummated, the Board of Directors recommends that the Company increase its shares of authorized capital. At present, the Company's Amended and Restated Articles of Incorporation authorize the issuance of 10,000,000 shares of Common Stock. The Board of Directors proposes to amend the Company's Amended and Restated Articles of Incorporation to authorize the issuance of an aggregate of 60,000,000 shares, of which 50,000,000 shares will be designated as common stock, no par value, and 10,000,000 shares will be designated as preferred stock, $.01 par value. As of January 17, 2001, there were 9,110,390 shares of Common Stock issued and outstanding and 889,610 shares were authorized but unissued. All of the 889,610 shares of Common Stock that were authorized and unissued are reserved for issuance pursuant to outstanding options and warrants of the Company. Accordingly, as of January 17, 2001, no shares of Common Stock were available for issuance or sale by the Company other than those issuable as described above. The Board of Directors believes that it is necessary and desirable to increase the number of shares of common stock and preferred stock the Company is authorized to issue to give the Board of Directors additional flexibility to declare stock splits or dividends, adopt additional future employee benefit plans, make acquisitions through the use of stock, increase the number of shares in the market, enable the Board of Directors raise equity capital, and to reserve additional shares for issuance under any options, warrants or convertible securities which might be issued. The principal purpose of increasing the number of authorized shares of Common Stock is to provide a sufficient number of shares of authorized shares of Common Stock to permit the Company to conduct equity financing which the Board of Directors contemplates doing in Fiscal 2001. The Company also anticipates issuing additional shares of Common Stock as permitted or required by outstanding options, warrants, convertible securities and additional options which may be granted from time to time under the 2000 Stock Option Plan. The flexibility inherent in having the authority to issue shares of Common Stock, will, in the opinion of the Board of Directors, be advantageous to the Company in any negotiations involving the issuance of such stock. If this proposal is adopted, no additional action or authorization by the Company's shareholders will be necessary for the issuance of such additional shares, unless required by applicable law or regulation, or unless deemed desirable or advisable by the Board of Directors. The increase in the authorized shares of common stock and preferred stock of the Company will not, in and of itself, affect rights of holders' shares of Common Stock that are presently issued and outstanding. Under the Company's Amended and Restated Articles of Incorporation the shareholders of the Company do not have preemptive rights with respect to Common Stock. Thus, if the Board of Directors elects to issue additional shares of common stock or preferred stock, existing shareholders would not have any preferential rights to purchase such additional shares of stock.

     At present, all outstanding shares of Common Stock are fully paid and nonassessable. Each share of the outstanding Common Stock is entitled to participate equally in dividends as and when declared by the Board of Directors and is entitled to participate equally in any distribution of net assets made to the shareholders upon liquidation of the Company. There are no redemption, sinking fund, conversion or preemptive rights with respect to the shares of Common Stock. All shares of Common Stock have equal rights and preferences. The holders of Common Stock are entitled to one vote for each share held of record on all matters voted upon by shareholders and may not cumulate votes for the election of directors. The Company has not declared or paid any cash dividends on the Common Stock does not intend to pay any dividends for the foreseeable future.

     UNLESS MARKED TO THE CONTRARY, THE SHARES OF COMMON STOCK REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED "FOR" THE INCREASE IN THE SHARES OF THE COMPANY'S AUTHORIZED CAPITAL STOCK.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2 TO INCREASE THE SHARES OF THE COMPANY'S AUTHORIZED CAPITAL STOCK.


                                  PROPOSAL 3
                   ESTABLISH A CLASSIFIED BOARD OF DIRECTORS


GENERAL

     Currently, the Company's board of directors consists of 3 members elected to one-year terms at each annual meeting of the shareholders. Even if the Merger (see "Proposal 1-Merger of the Company") is not approved or is approved, but not consummated, the Company seeks to establish a classified board of directors by dividing the Board of Directors into three classes. With a classified board, the directors of each class will serve three-year terms, and the term of one class will expire each year. Under Minnesota law, a corporation is authorized but not required to have a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. Even if the requisite number of shareholders do not approve the Merger, the Board of Directors recommends the adoption of a classified board, dividing the directors into three equal classes.


CLASSIFIED BOARD

     To implement a classified Board, the Board would be divided in the following way: one director, Dr. Kyriakides, will be designated as holding a Class I position; one director, Dr. DeFouw, will be designated as holding a Class II position; and one director, Mr. Mourkakos, will be designated as holding a Class III position. The term of office of the initial Class I director will expire at the next annual meeting of shareholders, the term of office of the initial Class II director will expire at the first succeeding annual meeting of shareholders, and the term of office of the initial Class III director will expire at the second succeeding annual meeting of shareholders. At each annual meeting scheduled to be held after this annual meeting, directors of the class whose terms expire at such annual meeting will be elected to hold office until the third annual meeting following the annual meeting at which they were elected and until their respective successors have been duly elected and qualified. Thus, stockholders will elect only approximately one-third of the directors at each annual meeting of Shareholders. If the number of directors is later changed, any newly created directorships or any decrease in the number of directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as is practicable.


POTENTIAL ADVANTAGES AND DISADVANTAGES

     A classified board makes changes in the composition of the board of directors more difficult, and thus a potential change in control of a corporation a more lengthy and more difficult process. The Board of Directors believes that dividing the directors into three classes is advantageous to the Company and its shareholders because, by providing that directors will serve three-year terms rather than one-year terms, the likelihood of continuity and stability in the policies formulated by the Board will be enhanced. The Board of Directors also believes that a classified board would, if adopted, effectively reduce the possibility that a third party could effect a sudden or surprise change in control of the Company's Board of Directors because at least two annual meetings of shareholders, rather than one, will be required to effect a change in a majority of Board members. A classified board would serve to ensure that the Board and management, if confronted by a surprise proposal from a third party who has acquired a block of the Company's Common Stock, will have sufficient time to review the proposal and appropriate alternatives to the proposal and to attempt to negotiate a better transaction, if possible, for the shareholders. The Board of Directors believes that if a potential acquiror were to purchase a significant or controlling interest in the Company, such potential acquiror's ability to remove the Company's directors and obtain control of the Board and thereby remove the Company's management would severely curtail the Company's ability to negotiate effectively with such potential acquiror. The threat of obtaining control of the Board would deprive the Board of the time and information necessary to evaluate the proposal, to study alternative proposals and to help ensure that the best price is obtained in any transaction involving the Company which ultimately might be undertaken. A classified board is designed to reduce the vulnerability of the Company to an unsolicited takeover proposal, including a proposal that does not contemplate the acquisition of all of the Company's outstanding shares or an unsolicited proposal for the restructuring or sale of all or part of the Company.

     A classified board increases the amount of time required for a takeover bidder to obtain control of the Company without the cooperation of the Board, even if the takeover bidder were to acquire a majority of the Company's outstanding stock, the existence of a classified board could tend to discourage certain tender offers that shareholders might feel would be in their best interests. Tender offers for control usually involve a purchase price higher than the current market price, the creation of a classified board could also discourage open market purchases by a potential takeover bidder. Such tender offers or open market purchases could increase the market price of the Company's stock, enabling stockholders to sell their shares at a price higher than that which otherwise would prevail. In addition, the creation of a classified board could make the Company's Common Stock less attractive to persons who invest in securities in anticipation of an increase in price if a takeover attempt develops. Moreover, because a classified board makes the removal of directors more difficult, it will increase the directors' security in their positions and, given that the Board has the power to retain and discharge management, could perpetuate incumbent management.

     If the shareholders do not approve the Merger or the Merger is not consummated but this proposal is approved by the shareholders, the Company will amend its Bylaws as well as its Amended and Restated Articles of Incorporation to establish the classified board provisions, substantially in the form attached as Appendix F to this Proxy Statement.

     UNLESS MARKED TO THE CONTRARY, THE SHARES OF COMMON STOCK REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED "FOR" THE ESTABLISHMENT OF A CLASSIFIED BOARD OF DIRECTORS, EVEN IF THE MERGER IS NOT APPROVED BY THE SHAREHOLDERS.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3 TO ESTABLISH A CLASSIFIED BOARD OF DIRECTORS.

                                  PROPOSAL 4
                             ELECTION OF DIRECTORS

     Currently, the Company's board of directors consists of three (3) members elected to one-year terms at each annual meeting or written consent of shareholders in lieu of annual meeting. The Company's Bylaws provide for up to nine (9) directors. Accordingly, three (3) directors are proposed to be elected. Directors are elected by shareholders holding a plurality of the shares of Common Stock present at the Annual Meeting. Unless authority is withheld, the persons named in the form of proxy intend to vote the proxies given to them for the election of all nominees hereinafter named, three of which presently are directors of the Company. If, however, any one of them is unable or declines to serve as a director, the appointees named in the form of proxy reserve the right to substitute another person of their choice as nominee, in his place and stead, or to vote for such lesser number of directors as may be presented by the Board of Directors in accordance with the Company's Bylaws.

     The nominees for the Board of Directors of the Company are as follows:

    o Dr. Christopher Kyriakides
    o David DeFouw, Ph.D.
    o Othon Mourkakos

     Information about the foregoing nominees is set forth under the section below entitled "Management".

     UNLESS MARKED TO THE CONTRARY, THE SHARES OF COMMON STOCK REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ABOVE AS DIRECTORS.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES NAMED ABOVE TO THE BOARD OF DIRECTORS.

     The length of time that elected directors will serve in office will depend on whether Proposal 1 or Proposal 3 is approved by the shareholders. If neither Proposal 1 nor Proposal 3 is approved by the shareholders, the elected directors will serve until the next annual meeting of shareholders (unless they die, resign, or are duly removed before such meeting). If either Proposal 1 or Proposal 3 is approved by the shareholders, the elected directors will serve until their term of office expires and they are eligible for re-election as follows:

     Class I Director -- Serves until the 2002 Annual Meeting of Shareholders:

    o Dr. Christopher Kyriakides

     Class II Director -- Serves until the 2003 Annual Meeting of Shareholders:

    o David DeFouw, Ph.D.

     Class III Director -- Serves until the 2004 Annual Meeting of
Shareholders:

    o Othon Mourkakos.

MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors held no meetings during the fiscal year ended September 30, 2000 ("Fiscal 2000") and took eight actions by unanimous written consent. Each director (during the period in which each such director served) executed all of the written consents in lieu of a meeting of the Board of Directors.

BOARD COMMITTEES

     The Board of Directors intends to establish an Audit Committee and a Compensation Committee. The Board of Directors will administer the Company's 2000 Stock Option Plan. The Board of Directors will review the work and reports of the Company's independent accountants and the Company's internal accounting procedures.

     The Board of Directors reviews proposals of the Company's auditors regarding annual audits, recommends the engagement or discharge of the auditors, reviews recommendations of such auditors concerning accounting principles and the adequacy of internal controls and accounting procedures and practices, and is required to review the scope of the annual audit, to approve or disapprove each professional service or type of service other than standard auditing services to be provided by the auditors, and to review and discuss the audited financial statements with the auditors.


BOARD OF DIRECTORS REPORT


     In connection with the preparation and filing of the Company's Annual Report on Form 10-KSB for Fiscal 2000:


   (1) The Board of Directors reviewed and discussed the audited financial statements with management;


   (2) The Board of Directors discussed with the independent auditors the material required to be discussed by SAS 61 (as may be modified or supplemented);


   (3) The Board of Directors reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence; and


   (4) Based on the review and discussions referred to above, the Board of Directors recommended that the audited financial statements be included in the 2000 Annual Report on Form 10-KSB.


AUDIT COMMITTEE CHARTER


     The Board of Directors has not adopted an Audit Committee Charter. The Board of Directors anticipates that an Audit Committee Charter will be adopted when an Audit Committee is established.

                       EXECUTIVE OFFICERS AND DIRECTORS

     The current directors and executive officers of the Company, their ages, and their positions with the Company are set forth below.



NAME:                            AGE:                          POSITION:
-----------------------------   ------   ----------------------------------------------------
Dr. Christopher Kyriakides*     39       Chairman of the Board of Directors and Chief
                                         Executive Officer
Othon Mourkakos*                42       Director, President, Secretary, and Chief Operating
                                         Officer
David DeFouw, Ph.D.*            55       Director and Chief Scientific Officer
Thomas F. Belleau               57       Chief Financial Officer

----------
*     Nominee for election to the Board of Directors.


     Dr. Christopher Kyriakides has been the Company's Chairman of the Board since July 31, 1999 and its Chief Executive Officer since September 20, 1999. He has also been Chief Executive Officer and Chairman of the Board of Biovest, L.L.C. since its inception in January 1999. For the last six years, Dr. Kyriakides has also served as President and Medical Director of Sports Medicine and Orthopedic Rehabilitation, P.C., a private enterprise of which he is a founder.


     Othon Mourkakos has been a director of the Company since July 31, 1999 and has served as the Company's President and Chief Operating Officer since September 20, 1999 and Chief Financial Officer from September 20, 1999 to June 2000. Since August 1993, he has served as President of Health East Medical Management of New York.


     David DeFouw, Ph.D. has been a director of the Company since July 31, 1999 and Chief Scientific Officer since September 1999. Since 1992, Dr. DeFouw has served as the Vice Chairman and Professor of Anatomy, Cell Biology and Injury Sciences at the University of Medicine & Dentistry of New Jersey.


     Thomas F. Belleau has been the Chief Financial Officer for the Company since June of 2000. He has over 30 years experience in the field of finance and holds a BA in Economics from Notre Dame University and an MBA in Finance from New York University's Stern School of Business. He has earned a CPA designation. For the last six years he has worked as a consultant to companies primarily in the biotechnology field, orchestrating significant financial turnarounds through company restructuring and improving efficiency of operations.


                            EXECUTIVE COMPENSATION


SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION


     The following table sets forth the aggregate compensation paid or accrued by the Company for services rendered to it by each person who served as the Chief Executive Officer during Fiscal 2000 and each other employee whose total salary and bonus exceeded $100,000 during Fiscal 2000, as well as the aggregate compensation for such persons during the last three fiscal years.

                          SUMMARY COMPENSATION TABLE



                                                                                       LONG-TERM
                                                                                      COMPENSATION
                                                      ANNUAL COMPENSATION                AWARDS
               NAME AND                FISCAL  ----------------------------------  SHARES UNDERLYING    ALL OTHER
          PRINCIPAL POSITION            YEAR      SALARY ($)        BONUS ($)          OPTION (#)      COMPENSATION
------------------------------------- -------- ---------------- ----------------- ------------------- -------------
Dr. Christopher Kyriakides            2000     $80,000(2)       $110,000(3)               --               --
 Chairman of the Board of Directors   1999     --               --                        --               --
 and Chief Executive Officer(1)
Othon Mourkakos                       2000     $80,000(2)       $110,000(3)               --               --
 President, Secretary and             1999     --               --                        --               --
 Chief Operating Officer(4)

(1) Dr. Kyriakides was appointed Chairman of the Board on July 31, 1999 and was appointed Chief Executive Officer on September 20, 1999.

(2) Includes $40,000 of accrued but unpaid salary payable for services rendered to the Company and 32,000 shares of Common Stock valued at $1.25 per share for an aggregate value of $40,000.

(3) Consists of 87,999 shares of Common Stock valued at $1.25 per share for an aggregate value of $110,000, which were paid as a bonus.

(4) Mr. Mourkakos was appointed President and Chief Operating Officer of the Company on September 20, 1999.


EMPLOYMENT AGREEMENTS


     As of September 30, 2000, the Company had not entered into written employment agreements with any of its employees, officers or directors.


OPTION GRANTS


OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES


     The following tables set forth information concerning the grant of stock options during Fiscal 2000 to each of the persons described in the Summary Compensation Table and the number and value of unexercised options held by them at the fiscal year-end.


                     OPTION/SAR GRANTS IN LAST FISCAL YEAR



                                     INDIVIDUAL GRANTS
                     -------------------------------------------------
                                                                                           POTENTIAL
                                                                                        REALIZABLE VALUE
                                                                                          AT ASSUMED
                                                                                         ANNUAL RATES
                                                                                        OF STOCK PRICE
                        NUMBER OF      PERCENT OF                                        APPRECIATION
                       SECURITIES    TOTAL OPTIONS/                                     FOR OPTION TERM
                       UNDERLYING     SARS GRANTED                                            (2)
                      OPTIONS/SARS    TO EMPLOYEES    EXERCISE OR BASE                  ---------------
NAME                   GRANTED (#)   IN FISCAL YEAR     PRICE ($/SH)    EXPIRATION DATE  5%($)   10%($)
-------------------- -------------- ---------------- ----------------- ---------------- ------- -------
Dr. Christopher
 Kyriakides(1)       1,000,000             45.5              1.50      July 19, 2005    --      --
Othon Mourkakos(1)   1,000,000             45.5              1.50      July 19, 2005    --      --

(1) On July 19, 2000, the Board of Directors granted to such person options to purchase an aggregate of 1,000,000 shares of the Company's common stock at an exercise price of $1.50 per share. Options to purchase 500,000 shares are exercisable at any time on and after January 19, 2001 and options to purchase 500,000 shares are exercisable on and after July 19, 2001. The foregoing options expire on July 19, 2005.

(2) The Company's Common Stock is not publicly traded and there is no public market for such Common Stock.

              AGGREGATE OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                         AND FY-END OPTION/SAR VALUES



                                                                                 VALUE OF UNEXERCISED
                                                   NUMBER OF UNEXERCISED     IN-THE-MONEY OPTION/SARS AT
                      SHARES                     OPTION/SARS AT FY-END (#)          FY-END ($)(1)
                    ACQUIRED ON      VALUE     ----------------------------- ----------------------------
NAME               EXERCISE (#)   REALIZED ($)  EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----------------- -------------- ------------- ------------- --------------- ------------- --------------
Dr. Christopher
 Kyriakides       --             --            --            1,000,000       --            --
Othon Mourkakos   --             --            --            1,000,000       --            --

(1) The Company's Common Stock is not publicly traded and there is no public market for such Common Stock


DIRECTOR COMPENSATION


     Directors who also are employees of the Company do not receive any cash compensation for their services as members of the board of directors, although they are reimbursed for certain expenses incurred in connection with attendance at board and committee meetings. Directors who are not employees of the Company or any affiliate of the Company will be paid $1,000 for each meeting of the Board of Directors that he or she attends. In addition, the outside directors are to be paid an annual retainer of $5,000 payable in four equal quarterly installments and will be reimbursed for any expenses incurred in attending such meetings.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership on Form 4 or Form 5. Executive officers, directors, and ten percent shareholders are required to furnish the Company with copies of such forms. Based solely on a review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that during Fiscal 2000, the Company's executive officers, directors, and ten percent shareholders complied with all applicable
Section 16(a) filing requirements.


                                  PROPOSAL 5
                     THE COMPANY'S 2000 STOCK OPTION PLAN

     If the Merger is not approved or is not consummated, the Board of Directors recommends the Company's shareholders approve the 2000 Stock Option Plan. The Board of Directors believes that the availability of stock incentives is an important factor in the Company's ability to not only attract and maintain key employees, directors, officers, consultants, and advisers but also to give them an added incentive to exert their best efforts on behalf of the Company. The Board of Directors believes that option grants to key persons during the next two to three years are needed. Accordingly, the Board of Directors adopted the Company's 2000 Stock Option Plan, subject to shareholder approval, and reserved 7,000,000 shares of the Company's Common Stock for issuance pursuant to the exercise of options granted under such 2000 Stock Option Plan. A majority vote of the votes cast by shares of Common Stock entitled to vote at the Annual Meeting is required for approval of the Company's 2000 Stock Option Plan.


GENERAL

     The Board of Directors has adopted, subject to shareholder approval, the Cellex 2000 Stock Option Plan (the "2000 Option Plan").

     The purpose of the 2000 Option Plan is to advance the interests of the Company by attracting, motivating and retaining well-qualified persons by providing such persons with performance-related incentives.

     The following is a summary of the 2000 Option Plan, which is qualified in its entirety by reference to the text of the 2000 Option Plan. The 2000 Option Plan is attached as Appendix G to this Proxy Statement and incorporated herein by reference.


ADMINISTRATION

     The 2000 Option Plan is administered by the Board of Directors of the Company, or by a committee appointed by the Board and shall serve at the pleasure of the Board. For options issued after the committee is established, the Option Plan will be administered by a committee, each member of which is a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). For purposes of this discussion, the term "Committee" refers to the Board of Directors or any committee authorized to administer the 2000 Option Plan, whichever is applicable. Subject to the provisions of the 2000 Option Plan, the Committee determines the persons to whom options are to be granted, the number of shares to be covered by each option, whether an option is to be an incentive stock option or a nonstatutory stock option, the timing and terms of exercisabilty and vesting of each option, the exercise price and the type of consideration to be paid to the company for shares acquired pursuant to an option, the time of expiration of each option, and all other terms and conditions of options granted under the 2000 Option Plan. The Committee may amend, modify, extend, renew, or grant a new option in substitution for, any option, waive any restrictions or accelerate, continue, extend, or defer the exercisabilty of any option or the vesting of any shares acquired under the 2000 Option Plan. The Committee is authorized to interpret the 2000 Option Plan and options granted thereunder, and all determinations of the Committee are final and binding on all persons having an interest in the 2000 Option Plan.


SHARES AVAILABLE

     The maximum number of shares of Common Stock available under the 2000 Option Plan is 7,000,000. Accordingly, a total of 7,000,000 shares will be available for the future grant of stock options under the 2000 Option Plan, subject to adjustment in the event of a stock split, stock dividend or other similar change in capitalization. If shares of Common Stock subject to an option granted under the 2000 Option Plan are not issued by reason of the expiration, termination, cancellation or forfeiture of that option, those shares will be available for the grant of new options under the 2000 Option Plan.

     Shares of Common Stock delivered upon the exercise of a stock option granted under the 2000 Option Plan may be treasury shares, authorized and unissued shares, or a combination thereof. Stock options granted under the 2000 Option Plan may be either incentive stock options ("ISOs") or non-qualified stock options ("NQSOs"). An ISO is a stock option granted in accordance with
Section 422 of the Code that is intended by the Committee to constitute an ISO. An NQSO is a stock option that is not an ISO.


ELIGIBILITY TO PARTICIPATE

     The Committee may grant options under the 2000 Option Plan to any director, including any non-employee director, employee or consultant of the Company or any subsidiary or affiliate of the Company, as it may, in its sole discretion, from time to time select. As of the date of this Proxy Statement, approximately 75 employees (which number includes officers and directors) are eligible to participate in the 2000 Option Plan. Except as described below under "Non-Discretionary Grants of Stock Options to Non-Employee Directors," no determination has yet been made as to the number of options, if any, that any individual who is eligible to participate in the 2000 Option Plan will be granted.


DISCRETIONARY OPTIONS

     The Committee will determine which eligible persons will receive grants of stock options under the 2000 Option Plan and, subject to the limitations described below, will determine the number of shares of Common Stock subject to each stock option grant, the related purchase price per share of Common Stock, the period during which the stock option may be exercised, whether the stock option is intended to constitute an ISO. The Committee may not take action to change the terms of any or all outstanding options granted under the 2000 Option Plan in part or in full without the approval of the Board. The Committee may also establish performance measures or other criteria that need to be satisfied as conditions to the grant of an option or to the exercisability of all or a portion of an option. Options granted automatically under the 2000 Option Plan to non-employee, directors are referred to as "non-discretionary options" and all other options granted under the 2000 Option Plan as "discretionary options."


PURCHASE PRICE

     The purchase price per share of Common Stock subject to a NQSO granted under the 2000 Option Plan shall be determined by the Committee. The purchase price per share of Common Stock subject to an ISO granted under the 2000 Option Plan may not be less than 100% of the Market Price of a share of Common Stock on the date of grant. If an ISO is granted to a person who, at the time of the grant, beneficially owns more than 10 percent of the Company's Common Stock, then the per share purchase price may not be less than 110% of the Market Price of a share of Common Stock on the date of grant. The "Market Price" of a share of Common Stock on a given date shall be determined as follows: (i) if the Common Stock is not listed on a national stock exchange, quoted on NASDAQ or reported on by the National Quotation Bureau, Inc., the Market Price on any day shall be the fair market value of one share of Common Stock on such day as determined by the Committee, which shall take into account any valuation of the Common Stock by an independent valuation firm made within 90 days of such determination; (ii) if the Common Stock is listed on a national securities exchange or quoted through the NASDAQ National Market System, the Market Price on any day shall be, in the sole discretion of the Committee, either (x) the average of the high and low reported consolidated trading sales prices, or if no such sale is made on such day, the average of the closing bid and asked prices reported on the consolidated trading listing for such day or (y) the closing price reported on the consolidated trading listing for such day; (iii) if the Common Stock is quoted on the NASDAQ interdealer quotation system, the Market Price on any day shall be average of the representative bid and asked prices at the close of business for such day; or (iv) if the Common Stock is not listed on a national stock exchange or quoted on NASDAQ, the Market Price on any day shall be the average of the high bid and low asked prices reported by the National Quotation Bureau, Inc. for such day. In no event shall the Market Price of a share of Common Stock subject to an Incentive Stock Option be less than the fair market value as determined for purposes of Section 422(b)(4) of the Code.


EXERCISE OF OPTION

     The Committee determines when options granted under the 2000 Option Plan may be exercisable. In general, an option granted under the 2000 Option Plan is exercisable equally over three years subject to the rules set forth below on termination of employment. An option may be exercised by (i) notifying the Company in a writing which specifies the number of full shares of Common Stock to be purchased and (ii) tendering to the Company payment of the purchase price. Unless otherwise provided in the stock option agreement, the purchase price of shares purchased upon exercise of an option may be paid by cash, check or any other means authorized by the Committee and permitted by the Minnesota Business Corporation Act, including surrender of shares of the Company's Common Stock having a Market Price equal to the exercise price or a cashless exercise procedure in which the optionee assigns the proceeds of a sale or loan with respect to some or all of the shares acquired upon the exercise. The Committee may in its sole discretion, pursuant to a general program established by it in connection with the 2000 Option Plan and made available to all optionees under the Plan, lend money to an optionee, the proceeds of which shall be used by the optionee to exercise all or a portion of the options granted under the Plan. If a loan is made by the Company to the optionee, the optionee shall execute a promissory note evidencing such loan and such note shall (i) provide for full recourse to the maker, (ii) be secured by collateral which is satisfactory to the Committee (other than the pledge of the shares of Common Stock issued upon exercise of the option), (iii) bear interest at a rate no less than the applicable Federal rate (within the meaning of Section 1274 of the Code, and (iv) contain such other terms as the Committee in its sole discretion shall require.

     Limitations on Number of Shares Subject to Stock Options. To the extent necessary for an award to be qualified performance-based compensation under
Section 162(m) of the Code, and the rules and regulations thereunder, the maximum number of shares of Common Stock with respect to which stock options may be granted under the 2000 Option Plan during any fiscal year of the Company to any person is 1,000,000.

     Limitations on Period of Exercisability of ISOs. An ISO may not be exercisable later than 10 years after its date of grant. If an ISO is granted to a person who, at the time of the grant, beneficially owns more than 10 percent of the Company's Common Stock, then that ISO may not be exercised later than five years after its date of grant.

     Exercise of a Stock Option Following Termination of Employment or
Service. Unless otherwise provided in the agreement relating to a discretionary stock option granted under the 2000 Option Plan, the following rules apply in the case of an optionee's termination of employment with, or service to, the
Company:

    o If an optionee's employment with, or service to, the Company terminates by reason of the disability of the optionee, each discretionary stock option that is otherwise exercisable may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earlier to occur of (i) the date that is one year after the date of the termination of employment or service or (ii) the expiration date of the term of such option.

    o If an optionee retires, each NQSO held by such optionee that is exercisable may be exercised by such optionee (or such optionee's legal representative or similar person)until and including the earlier to occur of (i) the date that is one year after the date of the termination of employment or service or (ii) the expiration date of the term of such option. ISO's will convert into NQSO's unless exercised within three months of the date of retirement.

    o If an optionee's employment with, or service to, the Company is terminated because of the death of the optionee, each option held by the optionee that was otherwise exercisable may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of
      (i) the date that is two years after the date of death and (ii) the expiration date of the term of such option.

    o If an optionee's employment with, or service to, the Company terminates for any other reason, each discretionary stock option granted under the 2000 Option Plan to the optionee will be exercisable only to the extent exercisable on the date of termination of employment or service and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earlier to occur of (i) the date that is 60 days after the date of the termination of employment or service or (ii) the expiration date of the term of such option; provided, that, except as provided in the written agreement relating to the options, if the optionee's employment with, or service to, the Company is terminated for Cause, all stock options granted under the 2000 Option Plan and held by the optionee (including non-discretionary options described below) may terminate on the effective date of the optionee's termination of employment or service, as determined by the Committee in its sole discretion. For purposes of the 2000 Option Plan, "Cause" shall mean (i) the optionee's commission of any fraud, misappropriation or misconduct which causes demonstrable injury to the Company or a subsidiary or affiliate; or (ii) an act of dishonesty by the optionee resulting or intended to result, directly or indirectly, in gain or personal enrichment at the expense of the Company or a subsidiary or affiliate; or (iii) in the case of an employee such meaning, if any, as set forth in any employment agreement between the employee and the Company.

If an optionee dies during the period of exercisability following termination of employment or service described above, each stock option granted under the 2000 Option Plan to the optionee will be exercisable only to the extent exercisable on the date of death and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of (i) the date that is two years after the date of death or (ii) the expiration date of the term of such option.

NON-DISCRETIONARY GRANTS OF STOCK OPTIONS TO NON-EMPLOYEE DIRECTORS

     The 2000 Option Plan provides that beginning with the date of the annual stockholders' meeting in 2002 and each subsequent annual shareholders' meeting thereafter, each individual who is elected to serve as an outside director will be granted a NQSO to purchase 5,000 whole shares of Common Stock. These non-discretionary options are NQSOs, have a per share purchase price equal to the Market Price of a share of Common Stock on the date of grant, are exercisable at all times after the date of grant and expire 10 years after the date of grant.


EXERCISE OF STOCK OPTIONS; NON-TRANSFERRABILITY; DESIGNATION OF BENEFICIARIES

     Payment for shares of Common Stock purchased upon the exercise of an option granted pursuant to the 2000 Option Plan shall be made as set forth in the agreement relating to such option. Except as otherwise set forth in the agreement relating to an option, no stock option granted under the 2000 Option Plan may be transferred other than by will or the laws of descent and distribution. Except to the extent permitted by the foregoing sentence, each stock option may be exercised during an optionee's lifetime only by the optionee or the optionee's legal representative or similar person.


FEDERAL INCOME TAX CONSEQUENCES OF 2000 OPTION PLAN

     The following is a brief overview of the United States federal income tax consequences of participation in the 2000 Option Plan and should not be relied upon as being a complete description. It does not address the state or local tax aspects of participation in the 2000 Option Plan.

     Grant of Option. An optionee will not recognize taxable income upon the grant of a stock option under the 2000 Option Plan.

     Exercise of Non-Qualified Options. An optionee will recognize compensation taxable as ordinary income, and the Company generally will be allowed a corresponding deduction for federal income tax purposes, in an amount equal to the excess of the fair market value, on the date of exercise of an NQSO, of the shares of Common Stock acquired over the purchase price therefor.

     Exercise of Incentive Stock Options. An optionee will not recognize any taxable income by reason of exercise of an ISO, and the Company will not be allowed any deduction with respect to the exercise at that time. However, the excess, if any, of the fair market value, at the time of exercise, of the Common Stock acquired upon the exercise over the purchase price therefor will be included in alternative minimum taxable income subject to the alternative minimum tax.

     Qualifying Disposition of ISO Shares. If an optionee disposes of Common Stock acquired pursuant to the exercise of an ISO two years or more after the date of grant of the ISO or one year after the date of transfer of Common Stock to the optionee, whichever is later, the amount, if any, realized in excess of the purchase price for such Common Stock will be treated as long-term capital gain or the amount, if any, by which the purchase price exceeds the amount realized upon the disposition will be treated as a long-term capital loss. The Company will not be entitled to any deduction with respect to a disposition of Common Stock occurring under the circumstances described in this paragraph.

     Disqualifying Disposition of ISO Shares. If an optionee disposes of Common Stock acquired pursuant to the exercise of an ISO within two years after the date of grant of the ISO or one year after the date of transfer of Common Stock to the optionee, whichever is later, the optionee will recognize ordinary income, and the Company will be entitled to a corresponding deduction, in an amount equal to the amount, if any, realized in excess of the purchase price for the Common Stock, but only considering the amount realized to the extent it does not exceed the fair market value of the Common Stock on the date of exercise. Any amount realized upon disposition in excess of the fair market value of the Common Stock on the date of exercise will be treated as long-term capital gain if the Common Stock has been held for more than 12 months or as a short-term capital gain if the Common Stock has been held for a shorter period. If the amount realized upon disposition is less than the purchase price for the shares, the excess of the purchase price over the amount realized will be treated as a long-term or short-term capital loss, depending on the holding period of the Common Stock. The Company will not be entitled to any deduction with respect to the amount recognized by the employee as capital gain.

     Income Tax Withholding. The taxable compensation recognized by the optionee upon the exercise of a stock option will be subject to withholding of tax by the Company.

EFFECTIVE DATE; AMENDMENT AND TERMINATION

     If approved by shareholders at the Annual Meeting, the 2000 Option Plan will become effective as of February 14, 2001, the date of its approval by the Board. The Board may amend the 2000 Option Plan at any time, subject to any requirement of shareholder approval required by applicable law, rule or regulation, including Sections 162(m) and 422 of the Code. Nonetheless, the Board may not increase the number of shares available under the 2000 Option Plan, effect any change inconsistent with Section 422 of the Code, extend the term of the 2000 Option Plan or permit the grant of a stock option having an exercise price less than 100% of Market Price on the date of grant of such option, without shareholder approval. No amendment may impair the rights of a holder of an outstanding stock option granted under the 2000 Option Plan without the holder's consent.

     The 2000 Option Plan will terminate on the tenth anniversary of the Annual Meeting, but may be terminated earlier by our Board. Termination of the 2000 Option Plan will not affect the terms or conditions of any stock option granted under the 2000 Option Plan prior to the termination date. No stock options may be granted under the 2000 Option Plan after it has been terminated.

     The approval of the 2000 Option Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting, in person or by proxy, and entitled to vote thereon.

     UNLESS MARKED TO THE CONTRARY, THE SHARES OF COMMON STOCK REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED "FOR" THE ADOPTION OF THE COMPANY'S 2000 STOCK OPTION PLAN.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 5 TO ADOPT THE COMPANY'S 2000 STOCK OPTION PLAN.

                            INDEPENDENT ACCOUNTANTS

     Grant Thornton LLP has acted as the Company's independent accountants for the fiscal year ended September 30, 2000 and has been selected to act as the Company's independent accountants for the fiscal year ended September 30, 2001. Representatives of Grant Thornton LLP are expected to be present at the annual meeting and will be afforded the opportunity to make a statement if they do so desire and to respond to appropriate questions.

     The following table sets forth the aggregate fees billed to the Company for the fiscal year ended September 30, 2000 by Grant Thornton LLP:



            Audit Fees                                 $187,600
            Financial Information Systems Design and
            Implementation Fees                               0
            All Other Fees                               45,056
                                                       --------
                                                       $232,656
                                                       ========

     The amounts shown above include out-of-pocket expenses incurred by Grant Thornton LLP in connection with the provision of such services, the amount shown for "Audit Fees" also includes fees relating to quarterly reviews of unaudited financial statements, and the amount shown for "All Other Fees" also includes fees relating to tax services and SEC filing requirements associated with the Unisyn acquisition. The Company's board of directors considered whether Grant Thornton LLP's provision of the services generating "All Other Fees" is compatible with maintaining Grant Thornton LLP's independence.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     A number of the transactions described in this section involve inherent conflicts of interest because they were with an officer, director, significant stockholder, promoter or other person with a material business or professional relationship with the Company.

     Biovest, Dr. Kyriakides and Mr. Mourkakos are able to exert significant influence on the Company's affairs. Biovest, L.L.C., beneficially owns 49% of the Company's outstanding shares of Common Stock. Dr. Kyriakides and Mr. Mourkakos are the sole members of Biovest, L.L.C. and each is deemed to beneficially own 52.9% of the Company's outstanding shares of Common Stock.

     Pursuant to the Company's reorganization effective July 31, 1999, 520,000 shares (approximately 52% of the Company's new common stock was issued to Biovest, L.L.C., whose President is also the Company's President and whose Chief Executive Officer is also the Company's Chairman of the Board and Chief Executive Officer. Also pursuant to the reorganization, upon the occurrence of certain events, effective March 15, 2000, 1,434,401 additional shares were issued to Biovest pursuant to the Company's Plan of Reorganization, comprised of 230,000 shares, which were held in escrow since July 31, 1999 and 1,204,401 shares issued on March 15, 2000.

     During 1999, Biovest purchased the debt held by the Company's secured lender in the amount of approximately $676,000 and made advances to the Company in the amount of $185,000. During 2000, Biovest made working capital advances to the Company in the amount of $255,000 of which $150,000 were repaid by the Company. In addition, Biovest paid general and administrative expenses, the Company's expenses in connection with its private placement offering, and deferred acquisition costs and other expenses on behalf of the Company in the aggregate amount of approximately $377,000. During 2000, Biovest paid down the Company's debt in the approximate aggregate amount of $1,745,000 of which $48,000 was applied to accrued interest on such debt. During 2000, Biovest received 2,508,952 shares of the Company's common stock in exchange for cancellation of $3,136,000 in liabilities payable by the Company to Biovest.

     During Fiscal 2000 Biovest made working capital advances to the Company in the amount of $255,000 of which $150,000 was repaid.

     There can be no assurance that future transactions or arrangements between the Company and Biovest and its affiliates will be advantageous to the Company or that, if conflicts do arise, they will be resolved in a manner favorable to the Company.


                     SHAREHOLDER PROPOSALS TO BE PRESENTED
                  AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS

     Shareholder Proposals. Proposals of shareholders intended to be presented at the Company's 2002 Annual Shareholder Meeting (i) must be received by the Company at its offices no later than November 30, 2001, 90 days preceding the one year anniversary of the Mailing Date, (ii) may not exceed 500 words, and
(iii) must otherwise satisfy the conditions established by the Commission for shareholder proposals to be included in the Company's Proxy Statement for that meeting.

     Discretionary Proposals. Shareholders intending to commence their own proxy solicitations and present proposals from the floor of the 2002 Annual Shareholder Meeting in compliance with Rule 14a-4 promulgated under the Securities Exchange Act of 1934, as amended, must notify the Company before January 16, 2001, 45 days preceding the one year anniversary of the Mailing Date, of such intentions. After such date, the Company's proxy in connection with the 2002 Annual Shareholder's Meeting may confer discretionary authority on the Board to vote.


                                    GENERAL

     The Board does not know of any other matters which are likely to be brought before the Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the enclosed proxy or their substitutes shall vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the form of proxy.

     The Company will bear the cost of preparing, assembling and mailing the Proxy, Proxy Statement and other material which may be sent to the stockholders in connection with this solicitation. In addition to the solicitation of proxies by use of the mails, officers and regular employees may solicit the return of proxies. The Company may reimburse persons holding stock in their names or in the names of other nominees for their expense in sending proxies and proxy material to principals. In addition, American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219, the Company's transfer agent, has been engaged to mail proxies on behalf of the Company. Proxies may be solicited by mail, personal interview, telephone and telegraph.


                                        By Order of the Board of Directors,

                                        Othon Mourkakos,
                                        Secretary


February 28, 2001

                                 APPENDIX "A"

                          AGREEMENT AND PLAN OF MERGER




                                  APPENDIX "B"

                          CERTIFICATE OF INCORPORATION




                                  APPENDIX "C"

                                    BY-LAWS




                                  APPENDIX "D"

                  BIOVEST INTERNATIONAL 2001 STOCK OPTION PLAN




                                  APPENDIX "E"

                     MINNESOTA DISSENTERS' RIGHTS STATUTES




                                  APPENDIX "F"

                CLASSIFIED BOARD AMENDMENT TO BYLAWS AND AMENDED
                     AND RESTATED ARTICLES OF INCORPORATION




                                  APPENDIX "G"

                         CELLEX 2000 STOCK OPTION PLAN

                                 APPENDIX "A"

                         AGREEMENT AND PLAN OF MERGER

                         AGREEMENT AND PLAN OF MERGER

     This Agreement and Plan of Merger (this "Agreement"), dated [       ],
2001, is executed by Cellex Biosciences, Inc., a Minnesota corporation ("Cellex"), and Biovest International, Inc., a Delaware corporation ("Biovest International").

     WHEREAS, Cellex desires to change its state of incorporation to Delaware, increase its shares of authorized capital stock, establish a classified board of directors, and adopt a stock option plan (collectively, the "Reincorporation"), and

     WHEREAS, Biovest International is a newly incorporated corporation which has no shares outstanding, formed for the purpose of effecting the Reincorporation.

     WHEREAS, the Delaware General Corporation Law permits the merger of a Delaware corporation with a corporation of another jurisdiction;

     WHEREAS, the Minnesota Business Corporation Act permits the merger of a Minnesota corporation with and into a corporation of another jurisdiction; and

     WHEREAS, the Board of Directors of each of Cellex and Biovest International has deemed it advisable and in their respective best interests to merge Cellex with and into Biovest International pursuant to the provisions of the Delaware General Corporation Law and the Minnesota Business Corporation Act, upon the terms and conditions set forth in this Agreement; and

     WHEREAS, the Board of Directors and shareholders of Cellex and the Board of Directors of Biovest International, by resolutions duly adopted have approved this Agreement.

     NOW THEREFORE, the parties here to agree as follows:


                            ARTICLE 1 -- THE MERGER

     1.1 The Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the Minnesota Business Corporation Act, at the Effective Date (as defined below), Cellex shall be merged with and into Biovest International (the "Merger"), the separate existence of Cellex shall thereupon cease, and Biovest International shall continue to exist and shall be the surviving entity (the "Surviving Corporation") of the Merger.

     1.2 Effective Date of the Merger. The Merger shall become effective on the date (the "Effective Date") that the Certificate of Merger with respect to the Merger is filed with the Secretary of State of Delaware.

     1.3 Effect of the Merger. On and after the Effective Date, Biovest International shall possess all of the rights, privileges, powers and franchises as well as of a public and as of a private nature, and shall be subject to all the restrictions, disabilities and duties of each of Cellex and Biovest International; and all and singular, the rights, privileges, powers and franchises of each of Cellex and Biovest International, and all property, real, personal and mixed, and all debts due to each of Cellex and Biovest International on whatever account, as well as all stock subscriptions and other choses in action belonging to each of Cellex and Biovest International, shall be vested in the Surviving Corporation, without further act or deed, and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of Cellex and Biovest International and the title to any real estate vested by deed or otherwise in Cellex and Biovest International shall not revert or be in any way impaired; but all rights of creditors and all liens upon any property of Cellex and Biovest International shall be preserved unimpaired, and all debts, liabilities and duties of Cellex and Biovest International shall thenceforth attach to said Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

     1.4 Stock Options and Warrants. Upon the Effective Date, each outstanding option or warrant to purchase capital stock of Cellex shall, by virtue of the Merger and without any action on the part of the holder thereof, become an option or warrant to purchase, upon the same terms and conditions, the number of shares of Biovest International Common Stock which is equal to the number of shares of Cellex Common Stock which the optionee would have received had such optionee exercised his or her option or right in full immediately prior to the Exercise Time (whether or not such option or right was then exercisable). The exercise price per share under each of such options or warrants shall be equal to the exercise price per share thereunder immediately prior to the Effective Time.

     1.5 Employee Benefit Plans. Biovest International will assume all of the obligations of Cellex under any and all employee benefit plans in effect as of the Effective Date or with respect to which employee rights or accrued benefits are outstanding as of the Effective Date.


                    ARTICLE 2 -- THE SURVIVING CORPORATION

     2.1 Name. The name of the Surviving Corporation upon the effectiveness of the Merger is Biovest International, Inc.

     2.2 Certificate of Incorporation. The Certificate of Incorporation of Biovest International as in effect immediately before the Merger shall continue as the Certificate of Incorporation of the Surviving Corporation.

     2.3 By-Laws. The By-Laws of Biovest International as in effect immediately before the Merger shall continue as the By-Laws of the Surviving Corporation.

     2.4 Directors and Officers. The directors and officers of Biovest International immediately before the effectiveness of the Merger shall be the directors and officers of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and By-Laws of the Surviving Corporation.


                  ARTICLE 3 -- MANNER OF CONVERSION OF SHARES

     3.1 Capitalization. The number of authorized shares of Biovest International is 50,000,000 shares of common stock, $.01 par value per share ("Biovest International Common Stock"), and 10,000,000 shares of preferred stock, $.01 par value per share ("Biovest International Preferred Stock"), none of which are issued and outstanding. The number of authorized shares of Cellex
is 10,000,000 Common Shares ("Cellex Common Stock"), of which [      ] shares
of Cellex Common Stock are issued and outstanding.


  3.2 Conversion of Capital Stock. Upon the effectiveness of the Merger, each share of Cellex Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the holder of such shares or any other person, be converted into one share of Biovest International Common Stock.

     3.3 Cancellation of Cellex Stock Certificates. After the effectiveness of the Merger, each holder of a certificate representing shares of Cellex Common Stock may surrender to the Surviving Corporation such certificate for cancellation, and whether or not so surrendered, each certificate representing shares of Cellex Common Stock shall be deemed for all purposes canceled. Each holder of a certificate representing shares of Cellex Common Stock shall be issued a certificate representing the number of shares of Biovest International Common Stock as provided in this Agreement.


               ARTICLE 4 -- CONDITIONS TO MERGER; MISCELLANEOUS

     4.1 Conditions. The respective obligations of Cellex and Biovest International to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of Cellex and Biovest International in its sole discretion to the extent permitted by law):

     (a) Owners of five percent (5%) or more (rounded to the nearest one-thousandth) of the issued and outstanding shares of the Cellex Common Stock shall not have dissented nor invoked their appraisal rights; and

     (b) Any and all consents, permits, authorizations, approvals and orders deemed in the sole discretion of the Cellex Board of Directors and the Biovest International Board of Directors, respectively, to be material to the consummation of the Merger shall have been obtained.


     4.2 Amendment. At any time before the date of filing, this Merger Agreement may be amended in any manner (except that any of the principal terms may not be amended without the approval of the shareholders of Cellex if such amendment would in the sole discretion of the respective Boards of Directors of Cellex and Biovest International have a material adverse effect on the rights of such shareholders as may be determined in the judgment of the respective Boards of Directors of Cellex and Biovest International to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Agreement.


     4.3 Deferment; Termination and Abandonment. Notwithstanding shareholder approval, the Board of Directors of each of Cellex and Biovest International
(a) may defer the consummation of the Merger for a reasonable period of time, if, in its opinion, such action would be in the best interests, respectively, of such corporation and (b) may terminate the Merger Agreement and abandon the Merger at any time before consummation of the Merger, if it determines that in its judgment the Merger does not appear to be in the best interests, respectively, of such corporation's shareholders.


     4.4 Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.


                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties herein signed this Agreement and Plan of Merger as of the date of this above action.


                                        CELLEX BIOSCIENCES, INC.
                                         (a Minnesota corporation)



                                      By: ------------------------------------


                                           Dr. Christopher Kyriakides

                                           Chief Executive Officer


                                      By: ------------------------------------


                                           Othon Mourkakos

                                           Secretary



                                        BIOVEST INTERNATIONAL, INC.
                                         (a Delaware corporation)



                                      By: ------------------------------------


                                           [           ]

                                           President



                                      By: ------------------------------------


                                           [           ]

                                           Secretary

                                 APPENDIX "B"


                          CERTIFICATE OF INCORPORATION

                         CERTIFICATE OF INCORPORATION

                                       OF

                          BIOVEST INTERNATIONAL, INC.
                               ----------------
           Under Section 102 of the Delaware General Corporation Law


                               ARTICLE 1 -- NAME


          The name of the corporation is: BIOVEST INTERNATIONAL, INC.


                         ARTICLE 2 -- REGISTERED AGENT

     The name of the registered agent of the corporation in the State of Delaware is: The Corporation Trust Company. The address of the corporation's registered agent in the State of Delaware is: c/o Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle.


                             ARTICLE 3 -- PURPOSE

     The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.


                        ARTICLE 4 -- AUTHORIZED CAPITAL

     The corporation shall be authorized to issue the following shares:

     A. Aggregate Shares. The maximum number of shares of stock which the corporation shall have the authority to issue is SIXTY MILLION (60,000,000), of which FIFTY MILLION (50,000,000) shares, $.01 par value per share, shall be common stock ("Common Stock"), and TEN MILLION (10,000,000) shares, $.01 par value per share, shall be preferred stock ("Preferred Stock").

     B. Rights and Preferences. Pursuant to Section 151 of the General Corporation Law of the State of Delaware, a statement of the designations, powers, preferences and rights, and the qualifications and restrictions thereof, in respect of each class of capital stock is as follows:

     1. Common Stock

     (i) Preemptive rights. Shares of Common Stock shall not have any preemptive rights, unless otherwise granted pursuant to a written agreement of the corporation;

     (ii) Dividends and Distributions. No payment of dividends or distributions shall be made to the holders of shares of Common Stock unless and until the holders of shares of Preferred Stock receive any preferential amounts to which they are entitled under this Article or in the resolution or resolutions providing for the issue of shares of preferred stock. Subject to the limitation set forth in the preceding sentence of this subparagraph and except as otherwise provided by this Certificate of Incorporation or in the resolution or resolutions providing for the issue of shares of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive such dividends and distributions as may be declared upon such shares of Common Stock, from time to time by a resolution or resolutions adopted by the Board of Directors;

     (iii) Voting Rights. All holders of Common Stock shall be entitled to notice of any stockholders' meeting. Subject to the provisions of any applicable law and except as otherwise provided in this Certificate of Incorporation or by the resolution or resolutions providing for the issue of shares of Preferred Stock, all voting rights shall be vested solely in the Common Stock. The holders of shares of Common Stock shall be entitled to vote upon the election of directors and upon any other matter submitted to the stockholders for a vote. Each share of Common Stock issued and outstanding shall be entitled to one noncumulative vote. A fraction of a share of Common Stock shall not be entitled to any voting rights whatsoever; and

     (iv) Liquidation, Dissolution or Winding Up. Except as otherwise provided in this Certificate of Incorporation and subject to the rights of holders, if any, of Preferred Stock to receive preferential liquidation distributions to which they are entitled under this Article or under the resolution or resolutions providing for the issue of shares of preferred stock, in the event of any liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and liabilities of the corporation, all assets of the corporation shall be shared pro rata among the holders of the Common Stock.

     2. Preferred Stock The Board of Directors of the Corporation is hereby expressly authorized at any time, and from time to time, to provide for the issuance of shares of preferred stock in one or more series, with such voting powers, full or limited, or no voting powers, and with such designations, preferences and relative participating, optional or other rights, and qualifications or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by a majority of the Board of Directors then in office and the certificate of designations filed under the General Corporation Law of the State of Delaware setting forth such resolution or resolutions.

     3. Consideration. Except as otherwise provided in this Certificate of Incorporation or by applicable law, the Corporation's capital stock, regardless of class, may be issued for such consideration and for such corporate purposes as the Board of Directors may from time to time determine by a resolution or resolutions adopted by a majority of the Board of Directors then in office.


                           ARTICLE 5 -- INCORPORATOR

     The name and mailing address of the incorporator is: Jonathan K. Bender, Esq., Morrison Cohen Singer & Weinstein, LLP, 750 Lexington Avenue, New York, New York 10022.


                            ARTICLE 6 -- DIRECTORS

     The number of directors of the corporation shall be such as from time to time shall be fixed by resolution of the board of directors or as otherwise provided in the by-laws of the corporation. Election of directors need not be by written ballot unless the by-laws so provide. The corporation's board of directors is authorized to adopt, amend or repeal the corporation's by-laws. The Board of Directors shall be divided into three classes as nearly equal in number as possible with respect to the first time for which they shall severally hold office. Directors of Class I first chosen shall hold office until the first annual meeting of the shareholders following their election; directors of Class II first chosen shall hold office until the second annual meeting following their election; and directors of Class III first chosen shall hold office until the third annual meeting following their election. At each annual meeting of stockholders held thereafter, directors shall be chosen for a term of three years to succeed those whose terms expire. Any vacancy in the board resulting from the death, resignation or retirement of a director, or any other cause shall be filled by a majority vote of the remaining directors, though less than a quorum, for a term corresponding to the unexpired term of his predecessor in office. Any increase or decrease in the number of directors shall be so apportioned among the classes as to make all classes authorized by the requisite vote of shareholders as nearly equal in number as possible. Any or all of the directors of the corporation may be removed from office at any time, but only for cause. Each director shall hold office until the expiration of the term for which he is elected and until his successor is elected and qualified, or until his earlier resignation or removal.


                         ARTICLE 7 -- INDEMNIFICATION

     To the fullest extent permitted by Sections 102(b)(7) and 145 of the General Corporation Law of the State of Delaware, as the same may be amended or supplemented, or by any successor thereto, indemnify, the corporation shall indemnify, reimburse and advance to any and all persons whom it shall have the power to indemnify under such Sections from and against any and all of the expenses, liabilities or other matters referred to in or covered by said Section. Notwithstanding the foregoing, the indemnification provided for in this Article shall not be deemed exclusive of any other rights to which those entitled to receive indemnification or reimbursement hereunder may be entitled under any by-laws of the corporation, agreement, vote of stockholders or disinterested directors or otherwise.

                      ARTICLE 8 -- LIABILITY OF DIRECTORS


     No director of the corporation shall be personally liable to the corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, as the same exists or hereafter may be amended, or (iv) for any transaction from which the director derived an improper personal benefit, it being the intention of the foregoing provision to eliminate the liability of the corporation's directors to the corporation or its stockholders to the fullest extent permitted by Section 102(b)(7) of the Delaware General Corporation Law, as amended from time to time. If the Delaware General Corporation law hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Delaware General Corporation Law. Any repeal or modification of this paragraph by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the corporation existing at the time of such repeal or modification.


     IN WITNESS WHEREOF, I have executed this Certificate of Incorporation on
this    day of February, 2001.


                                        ---------------------------
                                        Jonathan K. Bender, Incorporator

                                 APPENDIX "C"

                                    BY-LAWS

                                    BY-LAWS

                                       OF

                          BIOVEST INTERNATIONAL, INC.


                             ARTICLE 1 -- OFFICES

     The registered office of the corporation shall be in the City of Dover, County of Kent, State of Delaware. The corporation may also have offices at such other places within or without the State of Delaware as the board may from time to time determine or the business of the corporation may require.


                           ARTICLE 2 -- STOCKHOLDERS

     1. Place of Meetings. Meetings of stockholders shall be held at the registered office of the corporation or at such place inside or outside the State of Delaware as the Board of Directors (the "Board") shall authorize.

     2. Annual Meeting. The annual meeting of the stockholders shall be held on such date, at such time and at such place as may be designated by the Board for the purpose of electing directors and for the transaction of such other business as may properly be brought at the meeting.

     3. Special Meetings. Special meetings of the stockholders may be called by the corporation's President, Chairman of the Board, Chief Executive Officer, or by the majority of the Board or at the request in writing by stockholders owning a majority in amount of the aggregate voting shares of capital stock issued and outstanding. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at a special meeting shall be confined to the purposes stated in the notice.

     4. Fixing Record Date. For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or for the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or the allotment of any rights, or for the purpose of any other lawful action, the Board may fix, in advance, a record date for any such determination of stockholders. Such date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed it shall be determined in accordance with the provisions of applicable law.

     5. Notice of Meetings of Stockholders. Written notice of each meeting of stockholders shall state the purpose or purposes for which the meeting is called, the place, date and hour of the meeting and unless it is the annual meeting, shall indicate that it is being issued by or at the direction of the person or persons calling the meeting. Notice shall be given either personally or by mail, facsimile or telephone to each stockholder entitled to vote at such meeting, not less than ten nor more than sixty days before the date of the meeting. If mailed, the notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

     6. Waivers. Notice of meeting need not be given to any stockholder who signs a waiver of notice, in person or by proxy, whether before or after the meeting. The attendance of any stockholder at a meeting, in person or by proxy, without protesting prior to the commencement of the meeting the lack of notice of such meeting, shall constitute a waiver of notice by such stockholder.

     7. Quorum of Stockholders. The holders of a majority of the shares entitled to vote thereat shall constitute a quorum at a meeting of stockholders for the transaction of any business, provided that when a specified item of business is required to be voted on by a class or classes, the holders of a majority of the shares of such class or classes shall constitute a quorum for the transaction of such specified item of business.

     When a quorum is once present to organize a meeting, it is not broken by the subsequent withdrawal of any stockholders. The stockholders present may adjourn the meeting despite the absence of a quorum.

     8. Proxies. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent in writing without a meeting may authorize another person or persons to act for him by proxy.

Every proxy must be signed by the stockholder or his attorney-in-fact. No proxy shall be valid after expiration of three years from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the stockholder executing it, except as otherwise provided by law.

     9. Qualification of Voters. Each stockholder of record shall be entitled at every meeting of stockholders to one vote for each share of capital stock standing in such stockholder's name on the record of stockholders.

     10. Vote of Stockholders. Except as otherwise required by statute:

     (a) directors shall be elected by a plurality of the votes cast at a meeting of stockholders by the holders of shares entitled to vote in the election;

       (b) all other corporate action shall be authorized by a majority of the votes cast.

     11. Procedure. At each meeting of stockholders, the chairman of the meeting shall fix and announce the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at the meeting and shall determine the order of business and all other matters of procedure. Except to the extent inconsistent with any rules and regulations adopted by the Board of Directors, the chairman of the meeting may establish rules, which need not be in writing nor in advance of the meeting, to maintain order and safety and for the conduct of the meeting. Without limiting the foregoing, the chairman of the meeting may:

     (a) restrict attendance at any time to bona fide stockholders of record and their proxies and other persons in attendance at the invitation of the chairman;

     (b) restrict dissemination of solicitation materials and use of audio or visual recording devices at the meeting;

       (c) establish seating arrangements;

     (d) adjourn the meeting without a vote of the stockholders, whether or not there is a quorum present; and

       (e) make rules governing speeches and debate including time limits and access to microphones.

     The chairman of the meeting acts in his or her absolute discretion and his or her rulings are not subject to appeal.

     12. Inspectors. The Board of Directors by resolution shall, in advance of any meeting of stockholders, appoint one or more inspectors, which inspector or inspectors may include individuals who serve the corporation in other capacities, including, without limitation, as officers, employees, agents or representatives of the corporation, to act at the meeting and make a written report thereof. One or more persons may be designated by the Board as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by the General Corporation Law of the State of Delaware.

     13. Written Consent of Stockholders. Any action required or which may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                            ARTICLE 3 -- DIRECTORS

     1. Board of Directors. The business of the corporation shall be managed under the direction of its Board of directors, each of whom shall be at least 18 years of age and need not be stockholders.

     2. Number of Directors. The Board shall consist of at least three but no more than seven directors as shall be fixed from time to time by either a vote of a majority of the entire Board or a vote of the majority of all shares entitled to be cast (which shall trump the vote of a majority of the entire Board).

     3. Election and Term of Directors. The Board of Directors shall be divided into three classes as nearly equal in number as possible with respect to the first time for which they shall severally hold office. Directors of Class I first chosen shall hold office until the first annual meeting of the shareholders following their election; directors of Class II first chosen shall hold office until the second annual meeting following their election; and directors of Class III first chosen shall hold office until the third annual meeting following their election. At each annual meeting of stockholders held thereafter, directors shall be chosen for a term of three years to succeed those whose terms expire. Any vacancy in the Board resulting from the death, resignation or retirement of a director, or any other cause shall be filled by a majority vote of the remaining directors, though less than a quorum, for a term corresponding to the unexpired term of his predecessor in office. Any increase or decrease in the number of directors shall be so apportioned among the classes as to make all classes authorized by the requisite vote of shareholders as nearly equal in number as possible. Any or all of the directors of the corporation may be removed from office at any time, but only for cause. Each director shall hold office until the expiration of the term for which he is elected and until his successor is elected and qualified, or until his earlier resignation or removal.

     4. Vacancies and Newly Created Directorships. Vacancies in the Board and newly created directorships resulting from an increase in the authorized number of directors may be filled by a sole remaining director or a majority of the directors then in office, even if less than a quorum. A director elected to fill a vacancy caused by resignation, death or removal shall be elected to hold office for the unexpired term of his predecessor.

     5. Removal of Directors. Any or all of the directors may be removed, only for cause, by the holders of a majority of the shares then entitled to vote at a duly called shareholder meeting, whose agenda includes the election of directors.

     6. Resignation. A director may resign at any time by giving written notice to the Board, the president or the secretary of the corporation. Unless otherwise specified in the notice, the resignation shall take effect upon receipt thereof by the Board or such officer, and the acceptance of the resignation shall not be necessary to make it effective.

     7. Quorum of Directors. A majority of the total number of directors shall constitute a quorum for the transaction of business.

     8. Action of the Board. The vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board. Each director present shall have one vote.

     9. Place and Time of Board Meetings. The Board may hold its meetings at the office of the corporation or at such other place, either within or without the State of Delaware, and at such time, as the Board may from time to time determine.

     10. Regular Meetings of the Board. A regular annual meeting of the Board shall be held immediately following the annual meeting of stockholders, and regular meetings of the Board shall be held at such other times as the Board may from time to time determine.

     11. Special Meetings of the Board. Special meetings of the Board shall be held upon notice to the directors and may be called by the president upon two days notice to each director either personally, by mail, facsimile or telephone; special meetings shall be called by the president or by the secretary in a like manner on written request of two directors. Notice of a meeting need not be given to any director who submits a waiver of notice whether before or after the meeting or who attends the meeting without protesting prior thereto or at its commencement, the lack of notice to him.

     12. Adjournments. A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. Notice of the adjournment shall be given all directors who were absent at the time of the adjournment and, unless such time and place are announced at the meeting, to the other directors.

     13. Chairman. The chairman of the Board, or in his or her absence (or if there is no chairman elected) the president, shall preside at all meetings of the Board.

     14. Committees. The Board may, by resolution passed by a majority of the whole Board, designate from among its members an executive committee and other committees, each consisting of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of the corporation to act at the meeting in place of any such absent or disqualified member. Each such committee, to the extent set forth in the resolution and permitted by law, shall have and may exercise all of the powers and authority of the Board. Each such committee shall serve at the request of the Board and without separate by-laws to govern such committee.

     15. Compensation. No compensation shall be paid to directors, as such, for their services, but by resolution of the Board a fixed sum and expenses for actual attendance at each regular or special meeting of the Board may be authorized. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

     16. Action Without A Meeting. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent in writing to the adoption of a resolution authorizing the action. The resolution and the written consents thereto by the members of the Board or committee shall be filed with the minutes of the proceedings of the Board or committee.

     17. Telephonic Meetings. Members of the Board or any committee designated by the Board, may participate in a meeting of the Board or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this section shall constitute presence in person at such meeting.


                             ARTICLE 4 -- OFFICERS


  1. Offices, Election, Term.

     (a) The Board shall elect a president, a secretary and a treasurer, and may elect a chairman, one or more vice-presidents, and such other officers as it may determine, who shall have such duties, powers and functions as hereinafter provided.

     (b) All officers shall be elected to hold office until the next regular annual meeting of the Board. Each officer shall hold office for the term for which he is elected and until his successor has been elected and qualified, or until his earlier resignation or removal.

       (c) Any number of offices may be held by the same person.


  2. Removal and Resignation.

       (a) Any officer elected by the Board may be removed by the Board with or without cause.

     (b) In the event of the death, resignation or removal of an officer, the Board in its discretion may elect a successor to fill the unexpired term.

     3. Chairman. The chairman shall preside at all meetings of the Board and shall have and perform such other duties as from time to time may be assigned to him by the Board.

     4. President and Chief Executive Officer. The president shall be the chief executive officer of the corporation; he shall preside at all meetings of the stockholders and of the Board; he shall have the management of the business of the corporation and shall see that all orders and resolutions of the Board are carried into effect; and he shall have such other duties as from time to time may be assigned to him by the Board.

  5. Vice-Presidents.

     (a) The Board may elect an executive vice president with such powers as may be granted by the Board upon recommendation of the president, which powers and functions may include those of chief operating officer.

     (b) The vice president or vice presidents shall perform such duties as the Board may from time to time prescribe. In the absence or disability of the president, the executive vice president, if any, shall have all of the powers and functions of the president and if there be no executive vice president, the vice president, or if there be more than one, that one who shall be authorized by the Board, shall have all of the powers and functions of the president.

     6. Secretary. The secretary shall:

       (a) attend all meetings of the Board and of the stockholders;

       (b) record all votes and minutes of all proceedings in a book to be kept for that purpose;

     (c) give or cause to be given notice of all meetings of stockholders and of special meetings of the Board;

     (d) keep in safe custody the seal of the corporation and affix it to any instrument when authorized by the Board;

     (e) when required, prepare or cause to be prepared and available at each meeting of stockholders a certified list in alphabetical order of the names of stockholders entitled to vote thereat, indicating the number of shares of each respective class held by each;

     (f) keep all the documents and records of the corporation as required by law or otherwise in a proper and safe manner;

       (g) perform such other duties as may be prescribed by the Board.

     7. Assistant-Secretaries. During the absence or disability of the secretary, the assistant-secretary, or if there are more than one, the one so designated by the secretary or by the Board, shall have all of the powers and functions of the secretary.

     8. Treasurer. The treasurer shall:

       (a) have the custody of the corporate funds and securities;

       (b) keep full and accurate accounts of receipts and disbursements in the corporate books;

     (c) deposit all money and other valuables in the name and to the credit of the corporation in such depositories as may be designated by the Board;

     (d) disburse the funds of the corporation as may be ordered or authorized by the Board and preserve proper vouchers for such disbursements;

     (e) render to the president and Board at the regular meetings of the Board, or whenever they require it, an account of all his transactions as treasurer and of the financial condition of the corporation;

       (f) render a full financial report at the annual meeting of the stockholders if so requested;

     (g) be furnished by all corporate officers and agents at his request, with such reports and statements as he may require as to all financial transactions of the corporation;

     (h) perform such other duties as are given to him by these by-laws or as from time to time are assigned to him by the Board or the president.

     9. Assistant-Treasurer. During the absence or disability of the treasurer, the assistant-treasurer, or if there are more than one, the one so designated by the treasurer or by the Board, shall have all the powers and functions of the treasurer.

     10. Sureties and Bonds. If the Board shall so require, any officer or agent of the corporation shall execute to the corporation a bond in such sum and with such surety or sureties as the Board may direct, conditioned upon the faithful performance of his duties to the corporation and including responsibility for negligence and for the accounting for all property, funds or securities of the corporation which may come into his hands.


                     ARTICLE 5 -- CERTIFICATES FOR SHARES

     1. Certificates. The shares of the corporation shall be represented by certificates. They shall be numbered and entered in the books of the corporation as they are issued. They shall exhibit the holder's name and the number of shares and shall be signed by the chairman, the president or a vice-president and by the treasurer or the secretary and shall bear the corporate seal. Any or all of the signatures on certificates may be a facsimile.

     2. Lost, Stolen or Destroyed Certificates. The corporation may issue a new certificate of stock in place of any certificate theretofore issued by the corporation, alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. The corporation may, as a further condition precedent to the issuance of any such new certificate, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as it shall require and/or give the corporation a bond in such sum and with such surety or sureties as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed; or it may accept such other assurance as it may deem appropriate.

     3. Transfers of Shares. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, and cancel the old certificate; every such transfer shall be entered on the transfer book of the corporation which shall be kept at such place as the Board may designate. No transfer shall be made within five days next preceding the annual meeting of stockholders.

     4. Record Ownership. The corporation shall be entitled to treat the holder of record of any share as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person whether or not it shall have express or other notice thereof, except as expressly provided by the laws of the State of Delaware.

     5. Closing Transfer Books. The Board shall have the power to close the share transfer books of the corporation for a period of not more than five days during the thirty day period immediately preceding (1) any stockholders' meeting, or (2) any date upon which stockholders shall be called upon to or have a right to take action without a meeting, or (3) any date fixed for the payment of a dividend or any other form of distribution, and only those stockholders of record at the time the transfer books are closed, shall be recognized as such for the purpose of (1) receiving notice of or voting at such meeting, or (2) allowing them to take appropriate action, or (3) entitling them to receive any dividend or other form of distribution.


                            ARTICLE 6 -- DIVIDENDS

     Subject to the provisions of the certificate of incorporation and to applicable law, dividends on the outstanding shares of the corporation may be declared in such amounts and at such time or times as the Board may determine. Before payment of any dividend, there may be set aside out of any of the funds of the corporation available for dividends such sum or sums as the Board from time to time in its absolute discretion deems proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board shall think conducive to the interests of the corporation, and the Board may modify or abolish any such reserve.


                         ARTICLE 7 -- INDEMNIFICATION

     1. Right of Indemnification. Every person now or hereafter serving as a director or officer of the corporation and every such director or officer serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the corporation in accordance with and to the fullest extent permitted by law for the defense of, or in connection with, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.


     2. Expenses. Expenses (including attorneys' fees) incurred in defending a civil, criminal, administrative, or investigative action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article.


     3. Other Rights of Indemnification. The right of indemnification herein provided shall not be deemed exclusive of any other rights to which any such director or officer may now or hereafter be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such person.


                          ARTICLE 8 -- CORPORATE SEAL


     The seal of the corporation shall be circular in form and bear the name of the corporation, the year of its organization and the words "Corporate Seal, Delaware." The seal may be used by causing it to be impressed directly on the instrument or writing to be sealed, or upon adhesive substance affixed thereto. The seal on the certificates for shares or on any corporate obligation for the payment of money may be a facsimile, engraved or printed.


                     ARTICLE 9 -- EXECUTION OF INSTRUMENTS


     All corporate instruments and documents shall be signed or countersigned, executed, verified or acknowledged by such officer or officers or other person or persons as the Board may from time to time designate.


                           ARTICLE 10 -- FISCAL YEAR


     The fiscal year of the corporation shall end on the last day of September in each year.


           ARTICLE 11 -- REFERENCES TO CERTIFICATE OF INCORPORATION


     Reference to the certificate of incorporation in these by-laws refer to the Certificate of Incorporation of the corporation and shall include all amendments thereto or changes thereof, unless specifically excepted.


                          ARTICLE 12 -- BYLAW CHANGES


     The by-laws may be adopted, amended, or repealed by the Board or by the stockholders entitled to vote or by the Board (provided that changes in the Bylaws approved by the stockholders shall trump the Bylaw changes approved by the Board).

                                  APPENDIX "D"


                 BIOVEST INTERNATIONAL 2001 STOCK OPTION PLAN

                          BIOVEST INTERNATIONAL, INC.


                            2001 STOCK OPTION PLAN

                          BIOVEST INTERNATIONAL, INC.

                            2001 STOCK OPTION PLAN


                               TABLE OF CONTENTS




ARTICLE 1   ESTABLISHMENT AND PURPOSES ....................................................   D-4
            1.1   Establishment and Effective Date .......................................... D-4
            1.2   Purposes .................................................................. D-4
            1.3   References to Law ......................................................... D-4
ARTICLE 2   AWARDS ........................................................................   D-4
            2.1   Form of Awards ............................................................ D-4
            2.2   Maximum Shares Available; Maximum Annual Awards ........................... D-4
            2.3   Return of Prior Awards .................................................... D-5
ARTICLE 3   ADMINISTRATION ................................................................   D-5
            3.1   Committee ................................................................. D-5
            3.2   Powers of the Committee ................................................... D-5
            3.3   Delegation ................................................................ D-5
            3.4   Interpretations ........................................................... D-5
            3.5   Liability; Indemnification ................................................ D-5
ARTICLE 4   ELIGIBILITY ...................................................................   D-6
ARTICLE 5   STOCK OPTIONS .................................................................   D-6
            5.1   Grant of Options .......................................................... D-6
            5.2   Designation as Non-Qualified Stock Option or Incentive Stock Option ....... D-6
            5.3   Purchase Price ............................................................ D-6
            5.4   Exercise and Payment ...................................................... D-7
            5.6   No Rights as a Stockholder ................................................ D-7
            5.7   Incentive Stock Options ................................................... D-7
            5.8   Conversion of Incentive Stock Options ..................................... D-8
            5.9   Non-Qualified Stock Options for Outside Directors ......................... D-8
ARTICLE 6   LEGENDS; NONTRANSFERABILITY OF OPTIONS ........................................   D-8
            6.1   Legends ................................................................... D-8
            6.2   Nontransferability of Options ............................................. D-8
ARTICLE 7   EFFECT OF TERMINATION OF EMPLOYMENT, DISABILITY, RETIREMENT,
            OR DEATH ......................................................................   D-8
            7.1   General Rule .............................................................. D-8
            7.2   Disability or Retirement .................................................. D-9
            7.3   Death ..................................................................... D-9
            7.4   Termination of Unvested Options ........................................... D-9
ARTICLE 8   ADJUSTMENT UPON CHANGES IN CAPITALIZATION, ETC. ...............................   D-9
            8.1   Adjustments ............................................................... D-9
            8.2   Stock-Dividends and Stock Splits .......................................... D-9
            8.3   Consolidation, Acquisition or Merger. ..................................... D-9
            8.4   Recapitalization or Reorganization ........................................ D-10

              8.5  Modification of ISOs. .................. D-10
              8.6  Dissolution or Liquidation ............. D-10
              8.7  Issuances of Securities ................ D-10
              8.8  Fractional Shares ...................... D-10
              8.9  Adjustments. ........................... D-10
ARTICLE 9    TERM; AMENDMENT AND TERMINATION ............   D-11
ARTICLE 10   WRITTEN AGREEMENT ..........................   D-11
ARTICLE 11   MISCELLANEOUS PROVISIONS ...................   D-11
             11.1  Tax Withholding ........................ D-11
             11.2  Securities Laws ........................ D-12
             11.3  Compliance with Section 16(b) .......... D-12
             11.4  Successors ............................. D-12
             11.5  General Creditor Status ................ D-12
             11.6  No Right to Employment ................. D-12
             11.7  Notices ................................ D-13
             11.8  Severability ........................... D-13
             11.9  Governing Law .......................... D-13

                          BIOVEST INTERNATIONAL, INC.

                            2001 STOCK OPTION PLAN



                                   ARTICLE 1

                          ESTABLISHMENT AND PURPOSES


     1.1 Establishment and Effective Date. Biovest International, Inc., a Delaware corporation (the "Corporation"), hereby establishes a stock option plan to be known as the "Biovest International, Inc. 2001 Stock Option Plan" (the "Plan"). The Plan shall become effective as of the date it is approved by the stockholders of the Corporation. Upon approval of the Plan by the Board of Directors of the Corporation (the "Board"), awards may be made by the Board, and through the agency of the committee appointed by the Board under Article 3 of the Plan (the "Committee") after the Board appoints such Committee. In the event that such stockholder approval is not obtained within such 12 month period, any awards made hereunder shall be canceled and all rights of optionees hereunder ("Optionees") with respect to such awards shall thereupon automatically cease.

     1.2 Purposes. The purposes of the Plan are (i) to encourage and enable employees, directors and consultants (subject to such requirements as may be prescribed by the Committee) of the Corporation, its subsidiaries and its affiliates to acquire a proprietary interest in the growth and performance of the Corporation, (ii) to generate an increased incentive for key employees and directors to contribute to the Corporation's future success and prosperity (as well as the success and prosperity of its subsidiaries and affiliates), thus enhancing the value of the Corporation for the benefit of its stockholders, and
(iii) to enhance the ability of the Corporation, its subsidiaries and its affiliates to attract and retain key employees and directors who are essential to the progress, growth and profitability of the Corporation, its subsidiaries and its affiliates, in each case through the ownership of the Corporation's common stock ("Common Stock"), and certain other rights relating to the Common Stock.

     1.3 References to Law. References to specific provisions of law shall be deemed to include references to amendments or supplements thereto or subsequent provisions of law of similar import.



                                   ARTICLE 2

                                    AWARDS


     2.1 Form of Awards. Awards under the Plan may be granted in either or both of the following forms: (i) incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and the terms of Sections 5.3 and 5.7 of this Plan.; or
(ii) non-qualified stock options ("Non-qualified Stock Options") (unless otherwise indicated, references in the Plan to "Options" shall include both Incentive Stock Options and Non-qualified Stock Options). The Plan also provides for awards of non-qualified stock options to outside directors pursuant to Section 5.9.

     2.2 Maximum Shares Available; Maximum Annual Awards. The maximum aggregate number of shares of Common Stock available for award under the Plan (pursuant to the granting of Options) is 7,000,000, subject to adjustment pursuant to
Article 8 hereof. The maximum aggregate number of shares of Common Stock that may be awarded under the Plan (pursuant to the granting of Options) to any individual during any calender year is 1,000,000, subject to the limitations of
Section 5.7 as to Incentive Stock Options and also subject to adjustment pursuant to Article 8 hereof. Shares of Common Stock issued under the Plan (pursuant to the granting of Options) may be either authorized but unissued shares or issued shares reacquired by the Corporation. In the event that prior to the end of the period during which Options may be granted under the Plan, any Option under the Plan expires unexercised or is terminated, surrendered or canceled without being exercised in whole or in part for any reason, then such unexercised shares shall be available for subsequent awards under the Plan upon such terms and conditions as the Committee may determine.

     2.3 Return of Prior Awards. As a condition to the issuance of any replacement award to an Optionee under the Plan, the Committee shall have the right, in its sole discretion, to require the Optionee to return to the Corporation the awards previously granted under the Plan and are being replaced. Subject to the provisions of the Plan, such new award shall be upon such terms and conditions as are specified by the Committee at the time the new award is granted.



                                   ARTICLE 3


                                ADMINISTRATION


     3.1 Committee. Awards of Options shall be determined, and the Plan shall be administered by the Committee. The Committee may be appointed from time to time by the Board and shall serve at the pleasure of the Board. If no Committee is appointed by the Board, the functions of the Committee shall be carried out by the Board; provided, however, after the Committee is appointed by the Board, the Corporation shall not grant, designate or amend any Options hereunder except through the Committee consisting solely of two or more persons, each of whom shall qualify as (i) a "Non-Employee Director", as that term is defined in subparagraph (b)(3)(i) of Rule 16b-3 ("Rule 16b-3") promulgated under the 1934 Act, and (ii) an "outside director", within the meaning of Section 162(m) of the Code.

     3.2 Powers of the Committee. Subject to the express provisions of the Plan, the Committee shall have the power and authority: (i) to grant Options and to determine the purchase price of the shares of Common Stock covered by each Option, the term of each Option, the number of shares of Common Stock to be covered by each Option, the time or times at which each Option shall become exercisable and the duration of the exercise period applicable to each Option;
(ii) to designate Options as Incentive Stock Options or Non-qualified Stock Options; (iii) to determine the employees and directors to whom, and the time or times at which, Options shall be granted or made and; and (iv) to take all other actions contemplated to be taken by the Committee under the Plan, including, but not limited to, interpreting the Plan and authorizing any written agreement relating to any award made hereunder, as well as any amendment thereto. Notwithstanding the foregoing, (i) any acceleration of vesting as set forth herein, (ii) any change in the purchase price per share of Common Stock under an Option and (iii) any change in any of the provisions of any Option after such Option has been granted, if effectuated by the Committee, must be approved by the Board, in addition to the Committee.

     3.3 Delegation. The Committee may delegate to one or more of its respective members or to any other person or persons such ministerial duties hereunder as it may deem advisable; provided, however, that the Committee may not delegate any of its responsibilities hereunder to any person who is not both a "Non-Employee Director", as that term is defined in subparagraph
(b)(3)(i) of Rule 16b-3, and an "outside director", within the meaning of
Section 162(m) of the Code. The Committee may also employ attorneys, consultants, accountants or other professional advisors and shall be entitled reasonably to rely upon the advice opinions or valuations of any such advisors.


     3.4 Interpretations. The Committee shall have discretionary authority to interpret the terms of the Plan, to adopt and revise rules, regulations and policies to administer the Plan and to make any other factual determinations which it believes to be necessary or advisable for the administration of the Plan. All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding upon the Corporation, all Optionees and all other interested persons.

     3.5 Liability; Indemnification. No member of the Board or the Committee, nor any person to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to the Plan or awards made thereunder, and each member of the

Committee shall be fully indemnified, held harmless and protected by the Corporation with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and, in addition, to the extent provided in the Corporation's articles of incorporation and by-laws, as amended from time to time, or under any agreement between any such member and the Corporation.


                                   ARTICLE 4

                                  ELIGIBILITY

     Awards may be made to all employees, directors and consultants of the Corporation or any of its subsidiaries or affiliates (subject to such requirements as may be prescribed by the Committee). In determining the employees, directors and consultants to whom awards shall be granted and the number of shares of Common Stock to be covered by each award the Committee shall take into account the nature of the services rendered by such employees, directors and consultants their present and potential contributions to the success of the Corporation, its subsidiaries and its affiliates and such other factors as the Committee in its sole discretion shall deem relevant. Notwithstanding the foregoing, only employees of the Corporation and any corporation which is a "subsidiary corporation" of the Corporation (as such term is defined in Section 424(f) of the Code) shall be eligible to receive Incentive Stock Options.


                                   ARTICLE 5

                                 STOCK OPTIONS

     5.1 Grant of Options. Options may be granted under the Plan for the purchase of shares of Common Stock. Options shall be granted in such form and upon such terms and conditions, including the satisfaction of corporate or individual performance objectives and other vesting standards as the Committee shall from time to time determine.

     5.2 Designation as Non-Qualified Stock Option or Incentive Stock
Option. In connection with any grant of Options, the Committee shall designate in the written agreement required pursuant to Article 10 hereof whether the Options granted shall be Incentive Stock Options or Non-qualified Stock Options, or in case both are granted, the number of shares of Common Stock of each.

     5.3 Purchase Price. The purchase price per share of Common Stock under each Incentive Stock Option shall be not less than the Market Price (as hereinafter defined) of the Common Stock on the date the Incentive Stock Option is granted. The purchase price per share of Common Stock under each Non-Qualified Stock Option shall be determined by the Committee or the Board of Directors, as the case may be. In the case of an Incentive Stock Option granted to an Optionee owning (actually or constructively under Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Corporation or of a subsidiary (a "10% Stockholder"), the purchase price shall not be less than 110% of the Market Price of the Common Stock on the date of grant. "Market Price" shall mean the per share value of the Common Stock and shall be determined as follows: (i) if the Common Stock is not listed on a national stock exchange, quoted on NASDAQ or reported on by the National Quotation Bureau, Inc., the Market Price on any day shall be the fair market value of one share of Common Stock on such day as determined by the Committee, which shall take into account any valuation of the Common Stock by an independent valuation firm made within 90 days of such determination; (ii) if the Common Stock is listed on a national securities exchange or quoted through the NASDAQ National Market System, the Market Price on any day shall be, in the sole discretion of the Committee, either (x) the average of the high and low reported consolidated trading sales prices, or if no such sale is made on such day, the average of the closing bid and asked prices reported on the consolidated trading listing for such day or (y) the closing price reported on the consolidated trading listing for such day; (iii) if the Common Stock is quoted on the NASDAQ interdealer quotation system, the Market Price on any day shall be the average of the representative bid and asked prices at the close of business for such day; or (iv) if the Common Stock is not listed on a national stock exchange or quoted on NASDAQ, the Market Price on any day shall be the average of the high bid and low asked prices reported by the National Quotation Bureau, Inc. for such day. In no event shall the Market Price of a share of Common Stock subject to an Incentive Stock Option be less than the fair market value as determined for purposes of Section 422(b)(4) of the Code.

     5.4 Exercise and Payment. Options may be exercised in whole or in part. Shares of Common Stock purchased upon the exercise of Options shall be paid for at the time of purchase. Such payment may be made as follows (or by any combination of the following), in the sole discretion of the Committee: (i) in United States currency by delivery of a certified check, bank draft or postal or express money order payable to the order of the Corporation, (ii) by surrender of a number of Mature Shares (as defined below) of Common Stock held by the optionee exercising the Option equal to the quotient obtained by dividing (A) the aggregate purchase price payable with respect to the Options then being exercised by (B) the Market Price on the date of exercise or (iii) if the Corporation has established a program for the cashless exercise of Options through a broker or other similar arrangements or programs, then in accordance with the terms and conditions of such programs and arrangements. Any shares so delivered shall be valued at their Market Price on the date of exercise. Upon receipt of a notice of exercise and payment in accordance with procedures set forth above, the Corporation or its agent shall deliver to the persons exercising the Option(s) (or his or her designee) a certificate for such Shares. In the event that payment for exercised Options is made through the surrender of Mature Shares of Common Stock, the Committee in accordance with procedures established by it may grant Non-qualified Stock Options ("Restoration Options") to the person exercising the Option(s) for the purchase of a number of shares equal to the number of shares of Common Stock delivered to the Corporation in connection with the payment of the exercise price of the Option(s) and the payment of or surrender of shares for any withholding taxes due upon such exercise. The purchase price per share under each Restoration Option shall be the Market Price of the Common Stock on the date the Restoration Option is granted. "Mature Shares" shall mean shares of Common Stock owned by the optionee for a period of at least six consecutive months prior to the exercise of the Option(s) in question. The Committee may in its sole discretion, pursuant to a general program established by it in connection with the Plan and made available to all Optionees under the Plan, lend money to an optionee, the proceeds of which shall be used by the Optionee to exercise all or a portion of the Options granted hereunder. If a loan is made by the Corporation to the Optionee as contemplated in the foregoing sentence, the Optionee shall execute a promissory note evidencing such loan and such note shall (i) provide for full recourse to the maker, (ii) be secured by collateral which is satisfactory to the Committee (other than the pledge of the shares of Common Stock issued upon exercise of the option), (iii) bear interest at a rate no less than the applicable Federal rate (within the meaning of Section 1274 of the Code, and (iv) contain such other terms as the Committee in its sole discretion shall require.

     5.5 Vesting. Vesting refers to an Option's becoming exercisable for the first time. Except as provided to the contrary in an Option agreement authorized by the Board or the Committee and subject to the provisions of Article Seven, Options granted hereunder shall vest as follows:

     (a) The Option shall be exercisable as to one third of the shares subject to such Option on the date of grant.

     (b) The Option shall be exercisable as to an additional one third of the shares subject to such Option on the second anniversary of the date of grant.

     (c) The Option shall be exercisable as to all of the shares subject to the Option on the third anniversary of the date of the grant of such Option.

     5.6 No Rights as a Stockholder. A recipient of Options shall have no rights as a stockholder with respect to any shares issuable or transferable upon exercise thereof until the date a stock certificate representing such shares is issued to such recipient. Except as otherwise expressly provided in the Plan or by the Committee, no adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     5.7 Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of
Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder and the Plan shall be interpreted accordingly. The aggregate Market Price (determined at the time of grant of the Incentive Stock Option) of the Common Stock with respect to which the Incentive Stock Options become exercisable for the first time by an optionee in any calendar year (under all plans of the Corporation and its subsidiaries) shall not exceed $100,000. Any Option grants that exceed such amount shall be granted as Non-qualified Stock Options. No grant of an Incentive Stock Option shall be made under the Plan more than ten (10) years after the effective date of the Plan, nor shall any Incentive Stock Option be exercisable after the expiration of ten (10) years from the date such Option is granted, or 5 years from the date the Option is granted in the case of a 10% Stockholder (as defined in Section 5.3).

     5.8 Conversion of Incentive Stock Options. The Committee, at the written request of any Optionee, may in its discretion, take such actions as may be necessary to convert such Optionee's Incentive Stock Options (or any portions thereof) that have not been exercised on the date of conversion into Non-qualified Stock Options at any time prior to the expiration of such Incentive Stock Options. At the time of such conversion, the Committee may impose such conditions on the exercise of the resulting Non- qualified Stock Options, consistent with this Plan, as the Committee in its discretion may determine. Nothing in the Plan shall be deemed to give any Optionee the right to have such Optionee's Incentive Stock Options converted into Non-qualified Stock Options.

     5.9 Non-Qualified Stock Options for Outside Directors. Beginning with the date of the annual shareholders' meeting in calendar year 2002 and each subsequent annual shareholders' meeting thereafter, each individual who is elected to serve as a nonemployee director of the Corporation at the meeting shall receive a Non-qualified Stock Option for 5,000 shares of Common Stock.

     The exercise price of such Non-qualified Stock Option shall be equal to the Market Price of the Common Stock on the date of grant. Each such Non-qualified Stock Option shall be for a term of ten (10) years and shall be fully exercisable at all times. No action by the Committee shall be required in order for the grant of the Non-qualified Stock Option under this Section 5.9 to be effective, it being the intention of the Corporation that such Option will be granted automatically.


                                   ARTICLE 6

                    LEGENDS; NONTRANSFERABILITY OF OPTIONS

     6.1 Legends. All certificates evidencing shares of Common Stock acquired pursuant to the exercise of an Option granted hereunder shall bear a securities legend concerning the unregistered nature of the transaction.

     6.2 Nontransferability of Options. No Option may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent and distribution, and no Option shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option not specifically permitted herein shall be null and void and without effect. An Option may be exercised only by the recipient during his or her lifetime, or following his or her death pursuant to Section 7.3 hereof. Notwithstanding anything to the contrary in the preceding paragraph, the Committee may, in its sole discretion, cause the written agreement relating to any Non-qualified Stock Options granted hereunder to provide that the recipient of such Non-qualified Stock Options may transfer any of such Non-qualified Stock Options other than by will or the laws of descent and distribution in any manner authorized under applicable law; provided, however, that in no event may the Committee permit any transfers which would cause the Plan to fail to satisfy the applicable requirements of Rule 16b-3 under the 1934 Act or which would cause any recipient of awards hereunder to fail to be entitled to the benefits Rule 16b-3 or other exemptive rules under Section 16 of the 1934 Act or be subject to liability thereunder.


                                   ARTICLE 7

                     EFFECT OF TERMINATION OF EMPLOYMENT,
                       DISABILITY, RETIREMENT, OR DEATH

     7.1 General Rule. Except as expressly provided in the written agreement relating to any Option or as otherwise expressly determined by the Committee in its sole discretion, in the event an Optionee ceases to be an employee or director of the Corporation, its subsidiaries or affiliates (a "Terminated Person") for any reason other than Disability or Retirement (as hereinafter defined) or death, any Options which were held by such Terminated Person on the date on which he or she ceased to be an employee or director (the "Termination Date") and which were otherwise exercisable on such date shall terminate unless exercised within the period of 60 days following the Termination Date, but in no event after the expiration of the exercise period of such Options. Except as expressly provided in the written agreement relating to the Options or as otherwise expressly determined by the Committee in its sole discretion, it may cause any Option to be forfeited upon an employee's termination of employment or a director's removal from the Board or any board of directors of a subsidiary or affiliate of the Corporation, if the Optionee was terminated for "cause". For purposes of this Section 7.1, the term "cause" shall mean any one (or more) of the following: (i) the optionees's commission of any fraud, misappropriation or misconduct which causes demonstrable injury to the Company or a subsidiary or affiliate; or (ii) an act of dishonesty by the optionee resulting or intended to result, directly or indirectly, in gain or personal enrichment at the expense of the Company or a subsidiary or affiliate; or (iii) in the case of an employee such meaning, if any, as set forth in any employment agreement between the employee and the Company. It shall be within the sole discretion of the Committee to determine whether an employee's termination was for one of the foregoing reasons, and its decision shall be final and conclusive.

     7.2 Disability or Retirement. Except as expressly provided otherwise in the written agreement relating to any Options granted under the Plan or as otherwise determined by the Committee in its sole discretion, in the event of a termination of employment arrangement of a Terminated Person due to the Disability (as defined below) or Retirement (as defined below) of such Person, any Options which were held by such Person on the Termination Date and which were otherwise exercisable on such date shall expire unless exercised within the period of one year following such date, but in no event after the expiration date of the exercise period of such Options; provided, however, that any Incentive Stock Option of such Terminated Person shall no longer be treated as an Incentive Stock Option unless exercised within three (3) months of the Termination Date (or within one (1) year of the Termination Date, in the case of an employee whose termination of employment occurs by reason of a Disability). "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code. "Retirement" shall mean a termination of employment arrangement with the Corporation or a subsidiary or affiliate with the written consent of the Committee in its sole discretion. The decision of the Committee shall be final and conclusive.

     7.3 Death. Except as expressly provided in the written agreement relating to the Options or as otherwise expressly determined by the Committee in its sole discretion, in the event of the death of a recipient of Options, any Options which were held by such Terminated Person at the date of death and which were otherwise exercisable on such date shall be exercisable by the beneficiary designated by the Optionee for such purpose (the "Designated Beneficiary") or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease the Optionee, by the Optionee's personal representatives, heirs or legatees for a period of two (2) years from the date of death, but in no event later than the expiration date of the exercise period of such Options, at which time such Options shall expire.

     7.4 Termination of Unvested Options. All Options which were not exercisable by a Terminated Person as of the Termination Date of such Terminated Person shall terminate as of such date, except as expressly provided in the written agreement relating to the Options or as otherwise expressly determined by the Committee in its sole discretion. Options shall not be affected by any change of employment so long as the recipient continues to be employed by either the Corporation or a subsidiary or affiliate.


                                   ARTICLE 8

                ADJUSTMENT UPON CHANGES IN CAPITALIZATION, ETC.

     8.1 Adjustments. Upon the occurrence of any of the events described in subparagraphs 8.2, 8.3 or 8.4, an Optionee's rights with respect to Options shall be adjusted as and to the extent hereinafter required, unless otherwise specifically provided in the written agreement between the Optionee and the Corporation relating to such Option:

     8.2 Stock-Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Corporation shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

     8.3 Consolidation, Acquisition or Merger. If the Corporation is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Corporation's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Corporation hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substitution on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; (ii) upon written notice to the Optionees, provide that all Options must be exercised, to the extent then exercisable (or in the discretion of the Committee or the Successor Board, also provide that all unvested options shall be, or become at the time which the Committee shall determine, either immediately exercisable or immediately terminate), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment or other consideration equal to the excess of the Market Price of the shares subject to such Options (to the extent then exercisable, or in the discretion of the Committee or the Successor Board, whether or not then exercisable) over the exercise price thereof.

     8.4 Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Corporation (other than a transaction described in subparagraph 8.3 above) pursuant to which securities of the Corporation or of another corporation are issued with respect to the outstanding shares of Common Stock, an Optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise, the securities he would have received if he had exercised his Option immediately prior to such recapitalization or reorganization.

     8.5 Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs 8.2, 8.3 or 8.4 with respect to Incentive Stock Options shall be made only after the Committee, after consulting with counsel for the Corporation, determines whether such adjustments would constitute a "modification" of such Incentive Stock Options (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such Incentive Stock Options. If the Committee determines that such adjustments made with respect to Incentive Stock Options would constitute a modification of such Incentive Stock Options, it may refrain from making such adjustments.

     8.6 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Corporation, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

     8.7 Issuances of Securities. Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Corporation.

     8.8 Fractional Shares. No fractional shares shall be issued under the Plan and the Optionee shall receive from the Corporation cash in lieu of such fractional shares.

     8.9 Adjustments. Upon the happening of any of the events described in subparagraphs 8.2, 8.3 or 8.4 above, the class and aggregate number of shares set forth in Section 2.2 hereof that are subject to Options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. If changes in the capitalization of the Corporation shall occur other than those referred to above in this Article 8, the

Committee shall make such adjustments, if any, in the number of shares covered by each Option and in the per share purchase price as the Committee in its discretion may consider appropriate. The Committee or, if applicable, the Successor Board, shall determine the specific adjustments to be made under this
Section 8 and its determination shall be conclusive.

     If any person or entity owning Common Stock obtained by exercise of an Option made hereunder receives shares or securities or cash in connection with a corporate transaction described in subparagraphs 8.2, 8.3 or 8.4 above as a result of owning Common Stock subject to restrictions including any rights of first refusal imposed by Section 6.1, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or the Successor Board.



                                   ARTICLE 9

                        TERM; AMENDMENT AND TERMINATION

     No Option shall be granted under the Plan after the earlier of (i) ten
(10) years from the effective date of the Plan, or (ii) the termination of the Plan pursuant to this Article 9. However, unless otherwise expressly provided in the Plan or in an applicable written agreement required pursuant to Article 10, any Option theretofore granted may extend beyond such date, and any authority of the Committee to amend, alter, suspend, discontinue or terminate any such Option, or to waive any conditions or rights under any such Option and the authority of the Board to amend the Plan, shall extend beyond such date. The Board may suspend, terminate, modify or amend the Plan, provided that any amendment that would (i) materially increase the aggregate number of shares which may be issued under the Plan, (ii) materially increase the benefits accruing to Optionee s under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan, shall be subject to the approval of the Corporation's stockholders, except that any such increase or modification that may result from adjustments authorized by Article 8 hereof shall not require such stockholder approval. If the Plan is terminated, the terms of the Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. No suspension, termination, modification or amendment of the Plan may, without the consent of the Optionee to whom an award shall theretofore have been granted, adversely affect the rights of such under such award and provided further that if any amendment would require stockholder approval to satisfy the requirements of Rule 16b-3 under the 1934 Act, then such amendment shall be presented to stockholders for approval, provided however that failure to obtain such approval shall not affect the validity of this Plan or the options granted hereunder.



                                   ARTICLE 10

                               WRITTEN AGREEMENT

     Each award of Options shall be evidenced by a written agreement containing such restrictions, terms and conditions, if any, as the Committee may require. In the event of any conflict between a written agreement and the Plan, the terms of the Plan shall govern.



                                   ARTICLE 11

                           MISCELLANEOUS PROVISIONS

     11.1 Tax Withholding. The Corporation shall have the right to require Optionees or their beneficiaries or legal representatives to remit to the Corporation an amount sufficient to satisfy Federal, state and local withholding tax requirements, or to deduct from all payments under the Plan amounts sufficient to satisfy all withholding tax requirements. Whenever payments under the Plan are to be made to an Optionee in cash, such payments shall be net of any amounts sufficient to satisfy all Federal, state and local withholding tax requirements. The Committee may, in its sole discretion, permit an Optionee to satisfy his or her tax withholding obligations either by (i) surrendering of Common Stock owned by the Optionee or (ii) having the Corporation withhold from shares of Common Stock, or other compensation, otherwise deliverable or payable to the Optionee. Shares of Common Stock surrendered or withheld shall be valued at their Market Price as of the date on which income is required to be recognized for income tax purposes.

     11.2 Securities Laws. Each Option granted under the Plan shall be subject to the requirement that, if at any time the Board shall determine, in its sole discretion, that the listing, registration or qualification of the shares of Common Stock issuable or transferable upon exercise thereof upon any securities exchange or under any state or Federal law, including without limitation the Securities Act of 1933, as amended, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue, transfer, or purchase of the shares of Common Stock thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board. The foregoing shall not be construed to require the Corporation to effect or obtain any such listing, registration, qualification, consent or approval. The Committee may, in connection with the granting of any Option, require the individual to whom the Option is to be granted to enter into an agreement with the Corporation stating that as a condition precedent to each exercise of the Option, in whole or in part, such individual shall if then required by the Corporation, represent to the Corporation in writing that such exercise is for investment only and not with a view to distribution, and also setting forth such other terms and conditions as the Committee may prescribe.

     11.3 Compliance With Section 16(b). In the case of Optionees who are or may be subject to Section 16 of the 1934 Act, it is the intent of the Corporation that the Plan and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3 so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the 1934 Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to Optionee s who are or may be subject to Section 16 of the 1934 Act.

     11.4 Successors. The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Corporation. In the event of any of the foregoing, the Committee may, in its discretion prior to the consummation of the transaction and subject to Article 9 hereof, cancel, offer to purchase, exchange, adjust or modify any outstanding awards, at such time and in such manner as the Committee deems appropriate and in accordance with applicable law.

     11.5 General Creditor Status. Optionees shall have no right, title, or interest whatsoever in or to any investments which the Corporation may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Corporation and any Optionee, beneficiary or legal representative of such Optionee. To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation. All payments to be made hereunder shall be paid from the general funds of the Corporation and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

     11.6 No Right to Employment. Nothing in the Plan or in any written agreement entered into pursuant to Article 10 hereof, nor the grant of any award, shall confer upon any Optionee any right to continue in the employ of the Corporation or a subsidiary or affiliate or to be entitled to any remuneration or benefits not set forth in the Plan or such written agreement or interfere with or limit the right of the Corporation or a subsidiary or affiliate to modify the terms of or terminate such Optionee's employment at any time.

     11.7 Notices. Notices required or permitted to be given under the Plan shall be sufficiently given if in writing and personally delivered to the Optionee or sent by regular mail addressed (a) to the Optionee at the Optionee's address as set forth in the books and records of the Corporation or its subsidiaries or affiliates, or (b) to the Corporation or the Committee at the principal office of the Corporation clearly marked "Attention: Compensation Committee."


     11.8 Severability. In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.


     11.9 Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the state of New York.

                                 APPENDIX "E"


                     MINNESOTA DISSENTERS' RIGHTS STATUTES

MINN. STAT. SEC. 302A.471 -- RIGHTS OF DISSENTING SHAREHOLDERS.

     Subdivision 1. Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

     (a) An amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

        (1) alters or abolishes a preferential right of the shares;

        (2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

        (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

        (4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

     (b) A sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in section 302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

     (c) A plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a constituent organization, except as provided in subdivision 3;

     (d) A plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, except as provided in subdivision 3; or

     (e) Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

   Subd. 2. Beneficial owners. (a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

     (b) A beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

   Subd. 3. Rights not to apply. (a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger and are not canceled or exchanged in the merger or (2) the corporation whose shares will be acquired by the acquiring corporation in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

     (b) If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters' rights.

     Subd. 4. Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.


MINN. STAT. SEC. 302A.473 -- PROCEDURES FOR ASSERTING DISSENTERS' RIGHTS.

   Subdivision 1. Definitions. (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

     (b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

     (c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

     (d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

     Subd. 2. Notice of action. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

     Subd. 3. Notice of dissent. If the proposed action must be approved by the shareholders, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

   Subd. 4. Notice of procedure; deposit of shares. (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

        (1) The address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

        (2) Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

        (3) A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

        (4) A copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

     (b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

   Subd. 5. Payment; return of shares. (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

        (1) the corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

        (2) an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

        (3) a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

     (b) The corporation may withhold the remittance described in paragraph
   (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

     (c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

     Subd. 6. Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

     Subd. 7. Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

   Subd. 8. Costs; fees; expenses. (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.


     (b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.


     (c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

                                 APPENDIX "F"

         CLASSIFIED BOARD AMENDMENT TO BYLAWS AND AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION

                             PROPOSED AMENDMENT TO
                                     BYLAWS
                                      AND
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                           CELLEX BIOSCIENCES, INC.


     The number of directors of the corporation shall be such as from time to time shall be fixed by resolution of the board of directors or as otherwise provided in the by-laws of the corporation. Election of directors need not be by written ballot unless the by-laws so provide. The corporation's board of directors is authorized to adopt, amend or repeal the corporation's by-laws. The Board of Directors shall be divided into three classes as nearly equal in number as possible with respect to the first time for which they shall severally hold office. Directors of Class I first chosen shall hold office until the first annual meeting of the shareholders following their election; directors of Class II first chosen shall hold office until the second annual meeting following their election; and directors of Class III first chosen shall hold office until their election; and directors of Class III first chosen shall hold office until the third annual meeting following their election. At each annual meeting of stockholders held thereafter, directors shall be chosen for a term of three years to succeed those whose terms expire. Any vacancy in the board resulting from the death, resignation or retirement of a director, or any other cause shall be filled by a majority vote of the remaining directors, though less than a quorum, for a term corresponding to the unexpired term of his predecessor in office. Any increase or decrease in the number of directors shall be so apportioned among the classes as to make all classes authorized by the requisite vote of shareholders as nearly equal in number as possible. Any or all of the directors of the corporation may be removed from office at any time, but only for cause. Each director shall hold office until the expiration of the term for which he is elected and until his successor is elected and qualified, or until his earlier resignation or removal.

                                 APPENDIX "G"


                         CELLEX 2000 STOCK OPTION PLAN

                           CELLEX BIOSCIENCES, INC.


                            2000 STOCK OPTION PLAN

                              TABLE OF CONTENTS



ARTICLE 1   ESTABLISHMENT AND PURPOSES .................................................  G-4
            G-1.1 G-Establishment and Effective Date ...................................  G-4
            G-1.2 G-Purposes ...........................................................  G-4
            G-1.3 G-References to Law ..................................................  G-4
ARTICLE 2   AWARDS .....................................................................  G-4
            G-2.1 G-Form of Awards .....................................................  G-4
            G-2.2 G-Maximum Shares Available; Maximum Annual Awards ....................  G-4
            G-2.3 G-Return of Prior Awards .............................................  G-5
ARTICLE 3   ADMINISTRATION .............................................................  G-5
            G-3.1 G-Committee ..........................................................  G-5
            G-3.2 G-Powers of the Committee ............................................  G-5
            G-3.3 G-Delegation .........................................................  G-5
            G-3.4 G-Interpretations ....................................................  G-5
            G-3.5 G-Liability; Indemnification .........................................  G-5
ARTICLE 4   ELIGIBILITY ................................................................  G-6
ARTICLE 5   STOCK OPTIONS ..............................................................  G-6
            G-5.1 G-Grant of Options ...................................................  G-6
            G-5.2 G-Designation as Non-Qualified Stock Option or Incentive Stock Option.  G-6
            G-5.3 G-Purchase Price .....................................................  G-6
            G-5.4 G-Exercise and Payment ...............................................  G-6
            G-5.6 G-No Rights as a Stockholder .........................................  G-7
            G-5.7 G-Incentive Stock Options ............................................  G-7
            G-5.8 G-Conversion of Incentive Stock Options ..............................  G-8
            G-5.9 G-Non-Qualified Stock Options for Outside Directors ..................  G-8
ARTICLE 6   LEGENDS; NONTRANSFERABILITY OF OPTIONS .....................................  G-8
            G-6.1 G-Legends ............................................................  G-8
            G-6.2 G-Nontransferability of Options ......................................  G-8
ARTICLE 7   EFFECT OF TERMINATION OF EMPLOYMENT, DISABILITY, RETIREMENT,
            OR DEATH ...................................................................  G-8
            G-7.1 G-General Rule .......................................................  G-8
            G-7.2 G-Disability or Retirement ...........................................  G-9
            G-7.3 G-Death ..............................................................  G-9
            G-7.4 G-Termination of Unvested Options ....................................  G-9
ARTICLE 8   ADJUSTMENT UPON CHANGES IN CAPITALIZATION, ETC. ............................  G-9
            G-8.1 G-Adjustments ........................................................  G-9
            G-8.2 G-Stock-Dividends and Stock Splits ...................................  G-9
            G-8.3 G-Consolidation, Acquisition or Merger ...............................  G-9
            G-8.4 G-Recapitalization or Reorganization ................................. G-10
            G-8.5 G-Modification of ISOs ............................................... G-10
            G-8.6 G-Dissolution or Liquidation ......................................... G-10
            G-8.7 G-Issuances of Securities ............................................ G-10
            G-8.8 G-Fractional Shares .................................................. G-10
            G-8.9 G-Adjustments ........................................................ G-10

ARTICLE 9    TERM; AMENDMENT AND TERMINATION ...............   G-11
ARTICLE 10   WRITTEN AGREEMENT .............................   G-11
ARTICLE 11   MISCELLANEOUS PROVISIONS ......................   G-11
             G-11.1 G-Tax Withholding ........................ G-11
             G-11.2 G-Securities Laws ........................ G-11
             G-11.3 G-Compliance with Section 16(b) .......... G-12
             G-11.4 G-Successors ............................. G-12
             G-11.5 G-General Creditor Status ................ G-12
             G-11.6 G-No Right to Employment ................. G-12
             G-11.7 G-Notices ................................ G-12
             G-11.8 G-Severability ........................... G-12
             G-11.9 G-Governing Law .......................... G-12

                           CELLEX BIOSCIENCES, INC.


                            2000 STOCK OPTION PLAN


                                   ARTICLE 1

                          ESTABLISHMENT AND PURPOSES


     1.1 Establishment and Effective Date. Cellex Biosciences, Inc. a Minnesota corporation (the "Corporation"), hereby establishes a stock option plan to be known as the "Cellex Biosciences, Inc. 2000 Stock Option Plan" (the "Plan"). The Plan shall become effective as of July 19, 2000, subject to the approval of the stockholders of the Corporation (which is to be obtained within twelve (12) months from the effective date of the Plan). Upon approval of the Plan by the Board of Directors of the Corporation (the "Board"), awards may be made by the Board, and through the agency of the committee appointed by the Board under
Article 3 of the Plan (the "Committee") after the Board appoints such Committee. In the event that such stockholder approval is not obtained within such 12 month period, any awards made hereunder shall be canceled and all rights of optionees hereunder ("Optionees") with respect to such awards shall thereupon automatically cease.

     1.2 Purposes. The purposes of the Plan are (i) to encourage and enable employees, directors and consultants (subject to such requirements as may be prescribed by the Committee) of the Corporation, its subsidiaries and its affiliates to acquire a proprietary interest in the growth and performance of the Corporation, (ii) to generate an increased incentive for key employees and directors to contribute to the Corporation's future success and prosperity (as well as the success and prosperity of its subsidiaries and affiliates), thus enhancing the value of the Corporation for the benefit of its stockholders, and
(iii) to enhance the ability of the Corporation, its subsidiaries and its affiliates to attract and retain key employees and directors who are essential to the progress, growth and profitability of the Corporation, its subsidiaries and its affiliates, in each case through the ownership of the Corporation's common stock ("Common Stock"), and certain other rights relating to the Common Stock.

     1.3 References to Law. References to specific provisions of law shall be deemed to include references to amendments or supplements thereto or subsequent provisions of law of similar import.


                                   ARTICLE 2

                                    AWARDS

     2.1 Form of Awards. Awards under the Plan may be granted in either or both of the following forms: (i) incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and the terms of Sections 5.3 and 5.7 of this Plan.; or
(ii) non-qualified stock options ("Non-qualified Stock Options") (unless otherwise indicated, references in the Plan to "Options" shall include both Incentive Stock Options and Non-qualified Stock Options). The Plan also provides for awards of non-qualified stock options to outside directors pursuant to Section 5.9.

     2.2 Maximum Shares Available; Maximum Annual Awards. The maximum aggregate number of shares of Common Stock available for award under the Plan (pursuant to the granting of Options) is 7,000,000, subject to adjustment pursuant to
Article 8 hereof. The maximum aggregate number of shares of Common Stock that may be awarded under the Plan (pursuant to the granting of Options) to any individual during any calender year is 1,000,000, subject to the limitations of
Section 5.7 as to Incentive Stock Options and also subject to adjustment pursuant to Article 8 hereof. Shares of Common Stock issued under the Plan (pursuant to the granting of Options) may be either authorized but unissued shares or issued shares reacquired by the Corporation. In the event that prior to the end of the period during which Options may be granted under the Plan, any Option under the Plan expires unexercised or is terminated, surrendered or canceled without being exercised in whole or in part for any reason, then such unexercised shares shall be available for subsequent awards under the Plan upon such terms and conditions as the Committee may determine.

     2.3 Return of Prior Awards. As a condition to the issuance of any replacement award to an Optionee under the Plan, the Committee shall have the right, in its sole discretion, to require the Optionee to return to the Corporation the awards previously granted under the Plan and are being replaced. Subject to the provisions of the Plan, such new award shall be upon such terms and conditions as are specified by the Committee at the time the new award is granted.


                                   ARTICLE 3

                                ADMINISTRATION

     3.1 Committee. Awards of Options shall be determined, and the Plan shall be administered by the Committee. The Committee may be appointed from time to time by the Board and shall serve at the pleasure of the Board. If no Committee is appointed by the Board, the functions of the Committee shall be carried out by the Board; provided, however, after the Committee is appointed by the Board, the Corporation shall not grant, designate or amend any Options hereunder except through the Committee consisting solely of two or more persons, each of whom shall qualify as (i) a "Non-Employee Director", as that term is defined in subparagraph (b)(3)(i) of Rule 16b-3 ("Rule 16b-3") promulgated under the 1934 Act, and (ii) an "outside director", within the meaning of Section 162(m) of the Code.

     3.2 Powers of the Committee. Subject to the express provisions of the Plan, the Committee shall have the power and authority: (i) to grant Options and to determine the purchase price of the shares of Common Stock covered by each Option, the term of each Option, the number of shares of Common Stock to be covered by each Option, the time or times at which each Option shall become exercisable and the duration of the exercise period applicable to each Option;
(ii) to designate Options as Incentive Stock Options or Non-qualified Stock Options; (iii) to determine the employees and directors to whom, and the time or times at which, Options shall be granted or made; and (iv) to take all other actions contemplated to be taken by the Committee under the Plan, including, but not limited to, interpreting the Plan and authorizing any written agreement relating to any award made hereunder, as well as any amendment thereto. Notwithstanding the foregoing, (i) any acceleration of vesting as set forth herein, (ii) any change in the purchase price per share of Common Stock under an Option and (iii) any change in any of the provisions of any Option after such Option has been granted, if effectuated by the Committee, must be approved by the Board, in addition to the Committee.

     3.3 Delegation. The Committee may delegate to one or more of its respective members or to any other person or persons such ministerial duties hereunder as it may deem advisable; provided, however, that the Committee may not delegate any of its responsibilities hereunder to any person who is not both a "Non-Employee Director", as that term is defined in subparagraph
(b)(3)(i) of Rule 16b-3, and an "outside director", within the meaning of
Section 162(m) of the Code. The Committee may also employ attorneys, consultants, accountants or other professional advisors and shall be entitled reasonably to rely upon the advice opinions or valuations of any such advisors.


     3.4 Interpretations. The Committee shall have discretionary authority to interpret the terms of the Plan, to adopt and revise rules, regulations and policies to administer the Plan and to make any other factual determinations which it believes to be necessary or advisable for the administration of the Plan. All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding upon the Corporation, all Optionees and all other interested persons.

     3.5 Liability; Indenmnification. No member of the Board or the Committee, nor any person to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to the Plan or awards made thereunder, and each member of the Committee shall be fully indemnified, held harmless and protected by the Corporation with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and, in addition, to the extent provided in the Corporation's articles of incorporation and by-laws, as amended from time to time, or under any agreement between any such member and the Corporation.

                                   ARTICLE 4

                                  ELIGIBILITY

     Awards may be made to all employees, directors and consultants of the Corporation or any of its subsidiaries or affiliates (subject to such requirements as may be prescribed by the Committee). In determining the employees, directors and consultants to whom awards shall be granted and the number of shares of Common Stock to be covered by each award the Committee shall take into account the nature of the services rendered by such employees, directors and consultants their present and potential contributions to the success of the Corporation, its subsidiaries and its affiliates and such other factors as the Committee in its sole discretion shall deem relevant. Notwithstanding the foregoing, only employees of the Corporation and any corporation which is a "subsidiary corporation" of the Corporation (as such term is defined in Section 424(f) of the Code) shall be eligible to receive Incentive Stock Options.


                                   ARTICLE 5

                                 STOCK OPTIONS

     5.1 Grant of Options. Options may be granted under the Plan for the purchase of shares of Common Stock. Options shall be granted in such form and upon such terms and conditions, including the satisfaction of corporate or individual performance objectives and other vesting standards as the Committee shall from time to time determine.

     5.2 Designation as Non-Qualified Stock Option or Incentive Stock
Option. In connection with any grant of Options, the Committee shall designate in the written agreement required pursuant to Article 10 hereof whether the Options granted shall be Incentive Stock Options or Non-qualified Stock Options, or in case both are granted, the number of shares of Common Stock of each.

     5.3 Purchase Price. The purchase price per share of Common Stock under each Incentive Stock Option shall be not less than the Market Price (as hereinafter defined) of the Common Stock on the date the Incentive Stock Option is granted. The purchase price per share of Common Stock under each Non-Qualified Stock Option shall be determined by the Committee or the Board of Directors, as the case may be. In the case of an Incentive Stock Option granted to an Optionee owning (actually or constructively under Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Corporation or of a subsidiary (a "10% Stockholder"), the purchase price shall not be less than 110% of the Market Price of the Common Stock on the date of grant. "Market Price" shall mean the per share value of the Common Stock and shall be determined as follows: (i) if the Common Stock is not listed on a national stock exchange, quoted on NASDAQ or reported on by the National Quotation Bureau, Inc., the Market Price on any day shall be the fair market value of one share of Common Stock on such day as determined by the Committee, which shall take into account any valuation of the Common Stock by an independent valuation firm made within 90 days of such determination; (ii) if the Common Stock is listed on a national securities exchange or quoted through the NASDAQ National Market System, the Market Price on any day shall be, in the sole discretion of the Committee, either (x) the average of the high and low reported consolidated trading sales prices, or if no such sale is made on such day, the average of the closing bid and asked prices reported on the consolidated trading listing for such day or (y) the closing price reported on the consolidated trading listing for such day; (iii) if the Common Stock is quoted on the NASDAQ interdealer quotation system, the Market Price on any day shall be the average of the representative bid and asked prices at the close of business for such day; or (iv) if the Common Stock is not listed on a national stock exchange or quoted on NASDAQ, the Market Price on any day shall be the average of the high bid and low asked prices reported by the National Quotation Bureau, Inc. for such day. In no event shall the Market Price of a share of Common Stock subject to an Incentive Stock Option be less than the fair market value as determined for purposes of Section 422(b)(4) of the Code.

     5.4 Exercise and Payment. Options may be exercised in whole or in part. Shares of Common Stock purchased upon the exercise of Options shall be paid for at the time of purchase. Such payment may be made as follows (or by any combination of the following), in the sole discretion of the Committee: (i) in United States currency by delivery of a certified check, bank draft or postal or express money order payable to the order of the Corporation, (ii) by surrender of a number of Mature Shares (as defined below) of Common Stock held by the optionee exercising the Option equal to the quotient obtained by dividing (A) the aggregate purchase price payable with respect to the Options then being exercised by (B) the Market Price on the date of exercise or (iii) if the Corporation has established a program for the cashless exercise of Options through a broker or other similar arrangements or programs, then in accordance with the terms and conditions of such programs and arrangements. Any shares so delivered shall be valued at their Market Price on the date of exercise. Upon receipt of a notice of exercise and payment in accordance with procedures set forth above, the Corporation or its agent shall deliver to the persons exercising the Option(s) (or his or her designee) a certificate for such Shares. In the event that payment for exercised Options is made through the surrender of Mature Shares of Common Stock, the Committee in accordance with procedures established by it may grant Non-qualified Stock Options ("Restoration Options") to the person exercising the Option(s) for the purchase of a number of shares equal to the number of shares of Common Stock delivered to the Corporation in connection with the payment of the exercise price of the Option(s) and the payment of or surrender of shares for any withholding taxes due upon such exercise. The purchase price per share under each Restoration Option shall be the Market Price of the Common Stock on the date the Restoration Option is granted. "Mature Shares" shall mean shares of Common Stock owned by the optionee for a period of at least six consecutive months prior to the exercise of the Option(s) in question. The Committee may in its sole discretion, pursuant to a general program established by it in connection with the Plan and made available to all Optionees under the Plan, lend money to an optionee, the proceeds of which shall be used by the Optionee to exercise all or a portion of the Options granted hereunder. If a loan is made by the Corporation to the Optionee as contemplated in the foregoing sentence, the Optionee shall execute a promissory note evidencing such loan and such note shall (i) provide for full recourse to the maker, (ii) be secured by collateral which is satisfactory to the Committee (other than the pledge of the shares of Common Stock issued upon exercise of the option), (iii) bear interest at a rate no less than the applicable Federal rate (within the meaning of Section 1274 of the Code, and (iv) contain such other terms as the Committee in its sole discretion shall require.

     5.5 Vesting. Vesting refers to an Option's becoming exercisable for the first time. Except as provided to the contrary in an Option agreement authorized by the Board or the Committee and subject to the provisions of Article Seven, Options granted hereunder shall vest as follows:

     (a) The Option shall be exercisable as to one third of the shares subject to such Option on the date of grant.

     (b) The Option shall be exercisable as to an additional one third of the shares subject to such Option on the second anniversary of the date of grant.

     (c) The Option shall be exercisable as to all of the shares subject to the Option on the third anniversary of the date of the grant of such Option.

     5.6 No Rights as a Stockholder. A recipient of Options shall have no rights as a stockholder with respect to any shares issuable or transferable upon exercise thereof until the date a stock certificate representing such shares is issued to such recipient. Except as otherwise expressly provided in the Plan or by the Committee, no adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     5.7 Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of
Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder and the Plan shall be interpreted accordingly. The aggregate Market Price (determined at the time of grant of the Incentive Stock Option) of the Common Stock with respect to which the Incentive Stock Options become exercisable for the first time by an optionee in any calendar year (under all plans of the Corporation and its subsidiaries) shall not exceed $100,000. Any Option grants that exceed such amount shall be granted as Non-qualified Stock Options. No grant of an Incentive Stock Option shall be made under the Plan more than ten (10) years after the effective date of the Plan, nor shall any Incentive Stock Option be exercisable after the expiration of ten (10) years from the date such Option is granted, or 5 years from the date the Option is granted in the case of a 10% Stockholder (as defined in Section 5.3).

     5.8 Conversion of Incentive Stock Options. The Committee, at the written request of any Optionee, may in its discretion, take such actions as may be necessary to convert such Optionee's Incentive Stock Options (or any portions thereof) that have not been exercised on the date of conversion into Non-qualified Stock Options at any time prior to the expiration of such Incentive Stock Options. At the time of such conversion, the Committee may impose such conditions on the exercise of the resulting Non- qualified Stock Options, consistent with this Plan, as the Committee in its discretion may determine. Nothing in the Plan shall be deemed to give any Optionee the right to have such Optionee's Incentive Stock Options converted into Non-qualified Stock Options.

     5.9 Non-Qualified Stock Options for Outside Directors. Beginning with the date of the annual shareholders' meeting in calendar year 2002 and each subsequent annual shareholders' meeting thereafter, each individual who is elected to serve as a nonemployee director of the Corporation at the meeting shall receive a Non-qualified Stock Option for 5,000 shares of Common Stock.

     The exercise price of such Non-qualified Stock Option shall be equal to the Market Price of the Common Stock on the date of grant. Each such Non-qualified Stock Option shall be for a term of ten (10) years and shall be fully exercisable at all times. No action by the Committee shall be required in order for the grant of the Non-qualified Stock Option under this Section 5.9 to be effective, it being the intention of the Corporation that such Option will be granted automatically.


                                   ARTICLE 6
                    LEGENDS; NONTRANSFERABILITY OF OPTIONS

     6.1 Legends. All certificates evidencing shares of Common Stock acquired pursuant to the exercise of an Option granted hereunder shall bear a securities legend concerning the unregistered nature of the transaction.

     6.2 Nontransferability of Options. No Option may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent and distribution, and no Option shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option not specifically permitted herein shall be null and void and without effect. An Option may be exercised only by the recipient during his or her lifetime, or following his or her death pursuant to Section 7.3 hereof. Notwithstanding anything to the contrary in the preceding paragraph, the Committee may, in its sole discretion, cause the written agreement relating to any Non-qualified Stock Options granted hereunder to provide that the recipient of such Non-qualified Stock Options may transfer any of such Non-qualified Stock Options other than by will or the laws of descent and distribution in any manner authorized under applicable law; provided, however, that in no event may the Committee permit any transfers which would cause the Plan to fail to satisfy the applicable requirements of Rule 16b-3 under the 1934 Act or which would cause any recipient of awards hereunder to fail to be entitled to the benefits Rule 16b-3 or other exemptive rules under Section 16 of the 1934 Act or be subject to liability thereunder.


                                   ARTICLE 7

                     EFFECT OF TERMINATION OF EMPLOYMENT,
                       DISABILITY, RETIREMENT, OR DEATH

     7.1 General Rule. Except as expressly provided in the written agreement relating to any Option or as otherwise expressly determined by the Committee in its sole discretion, in the event an Optionee ceases to be an employee or director of the Corporation, its subsidiaries or affiliates (a "Terminated Person") for any reason other than Disability or Retirement (as hereinafter defined) or death, any Options which were held by such Terminated Person on the date on which he or she ceased to be an employee or director (the "Termination Date") and which were otherwise exercisable on such date shall terminate unless exercised within the period of 60 days following the Termination Date, but in no event after the expiration of the exercise period of such Options. Except as expressly provided in the written agreement relating to the Options or as otherwise expressly determined by the Committee in its sole discretion, it may cause any Option to be forfeited upon an employee's termination of employment or a director's removal from the Board or any board of directors of a subsidiary or affiliate of the Corporation, if the Optionee was terminated for "cause". For purposes of this Section 7.1, the term "cause" shall mean any one (or more) of the following: (i) the optionees's commission of any fraud, misappropriation or misconduct which causes demonstrable injury to the Company or a subsidiary or affiliate; or (ii) an act of dishonesty by the optionee resulting or intended to result, directly or indirectly, in gain or personal enrichment at the expense of the Company or a subsidiary or affiliate; or (iii) in the case of an employee such meaning, if any, as set forth in any employment agreement between the employee and the Company. It shall be within the sole discretion of the Committee to determine whether an employee's termination was for one of the foregoing reasons, and its decision shall be final and conclusive.

     7.2 Disability or Retirement. Except as expressly provided otherwise in the written agreement relating to any Options granted under the Plan or as otherwise determined by the Committee in its sole discretion, in the event of a termination of employment arrangement of a Terminated Person due to the Disability (as defined below) or Retirement (as defined below) of such Person, any Options which were held by such Person on the Termination Date and which were otherwise exercisable on such date shall expire unless exercised within the period of one year following such date, but in no event after the expiration date of the exercise period of such Options; provided, however, that any Incentive Stock Option of such Terminated Person shall no longer be treated as an Incentive Stock Option unless exercised within three (3) months of the Termination Date (or within one (1) year of the Termination Date, in the case of an employee whose termination of employment occurs by reason of a Disability). "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code. "Retirement" shall mean a termination of employment arrangement with the Corporation or a subsidiary or affiliate with the written consent of the Committee in its sole discretion. The decision of the Committee shall be final and conclusive.

     7.3 Death. Except as expressly provided in the written agreement relating to the Options or as otherwise expressly determined by the Committee in its sole discretion, in the event of the death of a recipient of Options, any Options which were held by such Terminated Person at the date of death and which were otherwise exercisable on such date shall be exercisable by the beneficiary designated by the Optionee for such purpose (the "Designated Beneficiary") or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease the Optionee, by the Optionee's personal representatives, heirs or legatees for a period of two (2) years from the date of death, but in no event later than the expiration date of the exercise period of such Options, at which time such Options shall expire.

     7.4 Termination of Unvested Options. All Options which were not exercisable by a Terminated Person as of the Termination Date of such Terminated Person shall terminate as of such date, except as expressly provided in the written agreement relating to the Options or as otherwise expressly determined by the Committee in its sole discretion. Options shall not be affected by any change of employment so long as the recipient continues to be employed by either the Corporation or a subsidiary or affiliate.


                                   ARTICLE 8

                ADJUSTMENT UPON CHANGES IN CAPITALIZATION, ETC.

     8.1 Adjustments. Upon the occurrence of any of the events described in subparagraphs 8.2, 8.3 or 8.4, an Optionee's rights with respect to Options shall be adjusted as and to the extent hereinafter required, unless otherwise specifically provided in the written agreement between the Optionee and the Corporation relating to such Option:

     8.2 Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Corporation shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

     8.3 Consolidation, Acquisition or Merger. If the Corporation is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Corporation's assets or otherwise (an

"Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Corporation hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substitution on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; (ii) upon written notice to the Optionees, provide that all Options must be exercised, to the extent then exercisable (or in the discretion of the Committee or the Successor Board, also provide that all unvested options shall be, or become at the time which the Committee shall determine, either immediately exercisable or immediately terminate), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment or other consideration equal to the excess of the Market Price of the shares subject to such Options (to the extent then exercisable, or in the discretion of the Committee or the Successor Board, whether or not then exercisable) over the exercise price thereof.

     8.4 Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Corporation (other than a transaction described in subparagraph 8.3 above) pursuant to which securities of the Corporation or of another corporation are issued with respect to the outstanding shares of Common Stock, an Optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise, the securities he would have received if he had exercised his Option immediately prior to such recapitalization or reorganization.

     8.5 Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs 8.2, 8.3 or 8.4 with respect to Incentive Stock Options shall be made only after the Committee, after consulting with counsel for the Corporation, determines whether such adjustments would constitute a "modification" of such Incentive Stock Options (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such Incentive Stock Options. If the Committee determines that such adjustments made with respect to Incentive Stock Options would constitute a modification of such Incentive Stock Options, it may refrain from making such adjustments.

     8.6 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Corporation, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

     8.7 Issuances of Securities. Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Corporation.

     8.8 Fractional Shares. No fractional shares shall be issued under the Plan and the Optionee shall receive from the Corporation cash in lieu of such fractional shares.

     8.9 Adjustments. Upon the happening of any of the events described in subparagraphs 8.2, 8.3 or 8.4 above, the class and aggregate number of shares set forth in Section 2.2 hereof that are subject to Options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. If changes in the capitalization of the Corporation shall occur other than those referred to above in this Article 8, the Committee shall make such adjustments, if any, in the number of shares covered by each Option and in the per share purchase price as the Committee in its discretion may consider appropriate. The Committee or, if applicable, the Successor Board, shall determine the specific adjustments to be made under this Section 8 and its determination shall be conclusive.

     If any person or entity owning Common Stock obtained by exercise of an Option made hereunder receives shares or securities or cash in connection with a corporate transaction described in subparagraphs 8.2, 8.3 or 8.4 above as a result of owning Common Stock subject to restrictions including any rights of first refusal imposed by Section 6.1, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or the Successor Board.

                                   ARTICLE 9

                        TERM; AMENDMENT AND TERMINATION

     No Option shall be granted under the Plan after the earlier of (i) ten
(10) years from the effective date of the Plan, or (ii) the termination of the Plan pursuant to this Article 9. However, unless otherwise expressly provided in the Plan or in an applicable written agreement required pursuant to Article 10, any Option theretofore granted may extend beyond such date, and any authority of the Committee to amend, alter, suspend, discontinue or terminate any such Option, or to waive any conditions or rights under any such Option and the authority of the Board to amend the Plan, shall extend beyond such date. The Board may suspend, terminate, modify or amend the Plan, provided that any amendment that would (i) materially increase the aggregate number of shares which may be issued under the Plan, (ii) materially increase the benefits accruing to Optionee s under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan, shall be subject to the approval of the Corporation's stockholders, except that any such increase or modification that may result from adjustments authorized by Article 8 hereof shall not require such stockholder approval. If the Plan is terminated, the terms of the Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. No suspension, termination, modification or amendment of the Plan may, without the consent of the Optionee to whom an award shall theretofore have been granted, adversely affect the rights of such under such award and provided further that if any amendment would require stockholder approval to satisfy the requirements of Rule 16b-3 under the 1934 Act, then such amendment shall be presented to stockholders for approval, provided however that failure to obtain such approval shall not affect the validity of this Plan or the options granted hereunder.


                                   ARTICLE 10

                               WRITTEN AGREEMENT

     Each award of Options shall be evidenced by a written agreement containing such restrictions, terms and conditions, if any, as the Committee may require. In the event of any conflict between a written agreement and the Plan, the terms of the Plan shall govern.


                                   ARTICLE 11

                           MISCELLANEOUS PROVISIONS

     11.1 Tax Withholding. The Corporation shall have the right to require Optionees or their beneficiaries or legal representatives to remit to the Corporation an amount sufficient to satisfy Federal, state and local withholding tax requirements, or to deduct from all payments under the Plan amounts sufficient to satisfy all withholding tax requirements. Whenever payments under the Plan are to be made to an Optionee in cash, such payments shall be net of any amounts sufficient to satisfy all Federal, state and local withholding tax requirements. The Committee may, in its sole discretion, permit an Optionee to satisfy his or her tax withholding obligations either by (i) surrendering of Common Stock owned by the Optionee or (ii) having the Corporation withhold from shares of Common Stock, or other compensation, otherwise deliverable or payable to the Optionee. Shares of Common Stock surrendered or withheld shall be valued at their Market Price as of the date on which income is required to be recognized for income tax purposes.

     11.2 Securities Laws. Each Option granted under the Plan shall be subject to the requirement that, if at any time the Board shall determine, in its sole discretion, that the listing, registration or qualification of the shares of Common Stock issuable or transferable upon exercise thereof upon any securities exchange or under any state or Federal law, including without limitation the Securities Act of 1933, as amended, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue, transfer, or purchase of the shares of Common Stock thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board. The foregoing shall not be construed to require the Corporation to effect or obtain any such listing, registration, qualification, consent or approval. The Committee may, in connection with the granting of any Option, require the individual to whom the Option is to be granted to enter into an agreement with the Corporation stating that as a condition precedent to each exercise of the Option, in whole or in part, such individual shall if then required by the Corporation, represent to the Corporation in writing that such exercise is for investment only and not with a view to distribution, and also setting forth such other terms and conditions as the Committee may prescribe.


     11.3 Compliance with Section 16(b). In the case of Optionees who are or may be subject to Section 16 of the 1934 Act, it is the intent of the Corporation that the Plan and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3 so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the 1934 Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to Optionee s who are or may be subject to Section 16 of the 1934 Act.


     11.4 Successors. The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Corporation. In the event of any of the foregoing, the Committee may, in its discretion prior to the consummation of the transaction and subject to Article 9 hereof, cancel, offer to purchase, exchange, adjust or modify any outstanding awards, at such time and in such manner as the Committee deems appropriate and in accordance with applicable law.


     11.5 General Creditor Status. Optionees shall have no right, title, or interest whatsoever in or to any investments which the Corporation may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Corporation and any Optionee, beneficiary or legal representative of such Optionee. To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation. All payments to be made hereunder shall be paid from the general funds of the Corporation and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.


     11.6 No Right to Employment. Nothing in the Plan or in any written agreement entered into pursuant to Article 10 hereof, nor the grant of any award, shall confer upon any Optionee any right to continue in the employ of the Corporation or a subsidiary or affiliate or to be entitled to any remuneration or benefits not set forth in the Plan or such written agreement or interfere with or limit the right of the Corporation or a subsidiary or affiliate to modify the terms of or terminate such Optionee's employment at any time.


     11.7 Notices. Notices required or permitted to be given under the Plan shall be sufficiently given if in writing and personally delivered to the Optionee or sent by regular mail addressed (a) to the Optionee at the Optionee's address as set forth in the books and records of the Corporation or its subsidiaries or affiliates, or (b) to the Corporation or the Committee at the principal office of the Corporation clearly marked "Attention: Compensation Committee."


     11.8 Severability. In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.


     11.9 Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the state of New York.

PROXY

                            CELLEX BIOSCIENCES, INC.
              540 SYLVAN AVENUE, ENGLEWOOD CLIFFS, NEW JERSEY 07632

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Dr. Christopher Kyriakides and Othon Mourkakos as proxies ("Proxies"), each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the entitled voting stock of Cellex Biosciences, Inc., a Minnesota corporation (the "Company"), held of record by the undersigned on January 17, 2001, at the Annual Meeting of Shareholders to be held on March 13, 2001, at 3:30 p.m., local time, at the Sawgrass Marriott Resort, 1000 PGA Tour Boulevard, Ponte Vedra, Florida 32082, or any adjournment thereof.

If Proposal 3 is adopted and the individuals listed on the reverse side are elected as directors: Dr. Kyriakides would serve as a director until the 2002 Annual Meeting of the Company's Shareholders; Dr. DeFouw would serve as a director until the 2003 Annual Meeting of the Company's Shareholders; and Mr. Mourkakos would serve as a director until the 2004 Annual Meeting of the Company's Shareholders. If Proposal 3 is not adopted and the individuals listed on the reversed side are elected as directors, they would serve as directors until the next Annual Meeting of the Company's Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 5.

                (Continued and to be signed on the reverse side)

A [x] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.


                       FOR ALL        WITHHOLDING
                  NOMINEES (except     AUTHORITY
                    as marked to       as to all
                 the contrary below)   nominees    Nominees:
                                                      Dr. Christopher Kyriakides
PROPOSAL 4.                                           David DeFouw, Ph.D.
   ELECTION OF          [ ]               [ ]         Othon Mourkakos
   DIRECTORS


To elect the following individuals listed above to the Board of Directors (unless authority to vote is withheld (i) as to all nominees by checking the box above or (ii) as to a particular nominee by striking a line through the individual's name):

PROPOSAL 1. MERGER OF THE COMPANY. To                FOR     AGAINST    ABSTAIN
   approve the merger of the Company into
   Blovest International, Inc., a Delaware
   corporation, which will result in changing
   the Company's name and state of                   [ ]       [ ]        [ ]
   incorporation, increasing the shares of
   authorized capital stock, establishing a classified board of directors, and approving the Biovest International 2001 Stock Option
   Plan.

PROPOSAL 2. INCREASE SHARES OF AUTHORIZED
   CAPITAL STOCK (which will be effective only
   if Proposal 1 is not approved or the Merger       [ ]       [ ]        [ ]
   is not consummated). To approve an amendment to the Company's Amended and Restated
   Articles of Incorporation to increase the number of shares of authorized capital stock to 50,000,000 shares of common stock and 10,000,000 shares of preferred stock.

PROPOSAL 3. ESTABLISH CLASSIFIED BOARD OF
   DIRECTORS (which will be effective only if
   Proposal 1 is not approved or the Merger is       [ ]       [ ]        [ ]
   not consummated). To approve an amendment to the Company's Bylaws and an amendment to the Company's Restated Articles of Incorporation to establish a classified board of directors such that less than all of the directors of the Company are elected at each annual meeting of Shareholders.

PROPOSAL 5. 2000 STOCK OPTION PLAN (which will
   be effective only if Proposal 1 is not
   approved or the Merger is not consummated).       [ ]       [ ]        [ ]
   To approve the Company's 2000 Stock Option
   Plan.

PROPOSAL 6. ALL OTHER BUSINESS. To vote, in the
   discretion of the Proxies, on such other          [ ]       [ ]        [ ]
   matters as might properly come before the meeting.

PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY. IF SHARES ARE HELD BY JOINT TENANTS, BOTH HOLDERS SHOULD SIGN.


                                                                                                           Dated:             , 2001
-------------------------------    --------------------------------    -----------------------------------      -------------
           Signature                          Print Name                    Signature If Held Jointly


NOTE: (When signing as attorney, executor, administrator, trustee or guardian, please give full title s such. If a Company, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)